                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-03626

                                 CITIZENS FUNDS

                                One Harbour Place
                                    Suite 400
                         Portsmouth, New Hampshire 03801

                                 Sophia Collier
                             Citizens Advisers, Inc.
                          One Harbour Place, Suite 400
                              Portsmouth, NH 03801

Registrant's telephone number, including area code: (603) 436-5152

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

                              (CITIZENS FUNDS LOGO)

                                  ANNUAL REPORT
                           AND SUPPLEMENTAL COMMENTARY
                                  JUNE 30, 2007

                         (DOLPHIN PICTURE OF THE WORLD)

                       CITIZENS FOR RESPONSIBLE INVESTING

TABLE OF CONTENTS

SUPPLEMENTAL COMMENTARY
Letter from the president ................................................     1
Citizens focus ...........................................................     3

ANNUAL REPORT
Risks of mutual fund investing ...........................................     6
Benchmarks ...............................................................     7
Portfolio review disclosure ..............................................     8
Portfolio review .........................................................     9
Portfolio composition ....................................................    40
Report of independent registered public accounting firm ..................    42
Holdings .................................................................    44
Statements of assets and liabilities .....................................    64
Statements of operations .................................................    66
Statements of changes in net assets ......................................    68
Financial highlights .....................................................    72
Financial notes ..........................................................    78
Supplemental information .................................................    89
Shareholder services .....................................................   100

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF CITIZENS FUNDS CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION, PLEASE VISIT WWW.CITIZENSFUNDS.COM OR CALL 800.223.7010 FOR A FREE PROSPECTUS AND READ IT CAREFULLY BEFORE INVESTING.

COVER IMAGE: NASA Goddard Space Flight Center, Blue Marble Series-Eastern Hemisphere, HTTP://VISIBLEEARTH.NASA.GOV

LETTER FROM THE PRESIDENT

Dear Shareholders:

Stock markets rallied strongly during the one-year period ended June 30 that comprised the funds' fiscal 2007. It is very satisfying to see double-digit one-year returns across all of our equity funds. Our approach of emphasizing companies that we believe have excellent financial prospects and a good record of social responsibility was a winning formula. I am particularly pleased with the results of Citizens Value Fund which is approaching five years under our in-house management. Bill Rocco at Morningstar has called this fund a "worthy core holding for socially conscious investors." We agree and hope you will consider the fund as an option for your socially responsible investment portfolio.

An interesting discussion that has been taking place in the socially responsible investing community is the consideration of how socially responsible investors can have the greatest impact. Some funds have recently adopted what they are calling a "positive" approach to screening, looking for companies that have positive social characteristics instead of screening out those with negative practices. Other fund groups are actively investing in specific companies in order to gain a platform for advocating change. Still others are investing with an eye only to financial return but charging their social research team with executing specific social initiatives. Each of these strategies presents an opportunity and we look forward to partnering in the future with funds taking new approaches, as well as strengthening our relationships with existing institutional investors employing traditional social screens similar to Citizens.

                                                       (PHOTO OF SOPHIA COLLIER)

"IT IS VERY SATISFYING TO SEE DOUBLE-DIGIT ONE-YEAR RETURNS ACROSS ALL OF OUR EQUITY FUNDS."

-- SOPHIA COLLIER, PRESIDENT

As I look to the future I feel encouraged. I believe this is a good time to be a socially responsible investor. The financial markets are doing well and there has never been greater awareness of the importance of environmental and corporate responsibility.

Sincerely yours,


/s/ Sophia Collier
Sophia Collier
President

Views expressed are exclusively those of Citizens Advisers and are not intended as financial advice.

See pages 6-8, and the funds' prospectus for important fund risks and other disclosures. In considering performance of the funds for the one-year period, you should also consider the funds' longer-term track records described elsewhere in this report. Of course, data presented reflects past performance which does not guarantee future results.

CITIZENS FOCUS

(PHOTO OF JOANNE DOWDELL)

"WE BELIEVE THE NEXT DECADE WILL SHOW AN EVEN GREATER NUMBER OF INDIVIDUAL SHAREHOLDERS, INSTITUTIONAL INVESTORS AND MONEY MANAGERS INCORPORATING SOCIAL AND ENVIRONMENT CRITERIA IN THEIR INVESTMENT PROCESS."

-- JOANNE DOWDELL
VP OF CORPORATE RESPONSIBILITY

SHAREHOLDER RIGHTS -- NEVER AN ASSUMED PRIVILEGE

At Citizens we believe strongly in defending shareholders' rights to file non-binding resolutions and have access to the proxy to nominate directors. These prerogatives represent the opportunity to maintain open communication between shareholders and companies, as well as an avenue for more active participation in companies' policies and direction.

Although the debate on these rights has been ongoing for many years, it re-emerged with more force during the period when the U.S. Securities and Exchange Commission (SEC) hosted a series of roundtable discussions to explore changes to existing rules. One roundtable focused on the possibility of substituting non-binding shareholder resolutions with formal online communications between shareholders and companies; another proposal would require an ownership threshold of at least 5% of outstanding shares in order to propose changing corporate by-laws to allow shareholders to nominate director candidates.

We believe shareholder proposals are imperative to bringing about positive change and encouraging meaningful dialogue between shareholders, management and corporate board members. According to the Social Investment Forum, "More than 95% of the shareowner resolutions filed in the last 35 years have been 'advisory,' yet have had a profound and identifiable impact on business thinking and decision making in corporate board rooms."

Citizens supported many noteworthy proposals during the period. For example, one proposal requested that companies amend their by-laws from requiring a super majority to elect directors to requiring a simple majority.

We supported this proposal at the annual shareholder meetings of Johnson & Johnson, JCPenney, Kimberly-Clark, Kellogg, TJX, Valero, Staples, JPMorgan Chase, IBM, Praxair and Newell Rubbermaid. According to Institutional Shareholder Services (ISS), Citizens' third-party proxy voting agent, "Support for a majority standard averaged 49.3% at 29 meetings where results are known, up from 47.7% in 2006." Most notable was the 76.2% of shareholders who supported the proposal at Praxair and the more than 80% who supported the same proposal at Newell Rubbermaid.

Another proposal we favored was a shareholder resolution on Google's proxy statement calling for management to institute policies that would help to protect free access to the Internet. With Internet-based communications playing a more substantial and contributory role in the lives of all citizens, we would like to see technology pioneers like Google remain committed to a free and open forum for sharing information.

From proposals petitioning companies to produce sustainability reports to others seeking greater transparency and disclosure of corporate political contributions, Citizens and other institutional and individual shareholders have relied on non-binding proposals to help communicate shareholder concerns. We will continue to monitor developments in the area of shareholder rights and communicate our concerns to the SEC.

To view our proxy voting record, go to
www.citizensfunds.com/responsible/proxy.html.

THE NEW FACE OF CORPORATE SOCIAL RESPONSIBILITY

Each year Citizens' social research department employs interns who are interested in acquiring hands-on experience in socially responsible investing. During the year we brought on three exceptional students from Temple University, University of New Hampshire and Babson College Graduate School of Business.

Their time at Citizens has allowed them to explore first-hand an emerging new career path: Chief Sustainability Officers are being designated more and more frequently, not only in investment firms but in corporations around the globe. "These are not simply environmental watchdogs, there to keep operations safe and regulators at bay. The new environmental chiefs are helping companies profit from the push to go green...their rise shows that companies finally realize that sustainability and efficiency go hand in hand."(1)

----------
(1) Companies Giving Green and Office, Claudia Deutsch, The New York Times, July 3, 2007

This year our interns will review more than 300 companies held in Citizens' portfolios and verify that each company continues to pass our exclusionary screens. They also will participate in regular investment team meetings in order to experience our integrated investment process at work. We believe that exposing students to our innovative process will help them better prepare for careers in investment management and corporate responsibility--positions that will play an increasingly significant role in the way companies compete and are held accountable.

CITIZENS' INTEGRATED INVESTMENT PROCESS DRIVES MOMENTUM

As pioneers integrating environmental, social and governance factors (ESG) into the investment process, Citizens' social research team has been closely monitoring an important shift that has been taking place in the investment community--asset managers in the U.S. and abroad are, at long last, recognizing the importance of evaluating ESG factors when making their investment decisions. A July 6, 2007 article in Ethics Monitor noted, "The people that represent the largest amounts of money in the world--institutional investors--are integrating environmental, social and governance considerations into their investment strategies. That means mutual funds, hedge funds, pension funds and corporate investment programs are seeking out companies that act with more social responsibility and are pressuring those companies in which they already invest to become more ethical."

Many credit the corporate accounting scandals as the catalyst; others point to global climate change and the human and financial devastation caused by Hurricane Katrina. We feel these and other factors created a tipping point of awareness that legislators, regulators, world leaders, corporations and Wall Street can no longer ignore.

For over two decades Citizens' shareholders have come to rely on our rigorous process of identifying companies worthy of investment based on their fundamental, corporate governance, and social and environmental business models. We believe the next decade will show an even greater number of individual shareholders, institutional investors and money managers incorporating ESG criteria in their investment process. As a leader in the process, we are pleased to see others following in our footsteps.

RISKS OF MUTUAL FUND INVESTING

As with any fund that invests in stocks or fixed-income securities, the value of your investment will fluctuate in response to individual company actions, as well as general economic, political and market conditions. Reactions to these factors may differ among various stock types, and investments in specific funds may present unique risks--and benefits given the nature of their focus. Many of these risks are discussed below and additional information on risks may also be found in the Citizens Funds prospectus.

GROWTH INVESTING RISKS

Growth stocks may be especially volatile, because their prices are largely based on estimates of future earnings.

VALUE INVESTING RISKS

Value stocks may fall or remain flat if certain conditions or investor perceptions do not change as expected, or if the companies prove not to be underpriced.

SMALL- AND MEDIUM - SIZED COMPANY RISKS

Small- and medium-sized companies pose unique investment risks as they may have less seasoned management, limited product lines, financing and market share challenges, and shares that trade with more volatility, less frequently or in smaller volumes.

FOREIGN INVESTING RISKS

Foreign markets pose unique investment risks, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

FIXED - INCOME INVESTING RISKS

Interest rate increases can cause the value of bonds to decrease, meaning that a bond fund investment may lose value in a rising interest rate environment. There is also the chance that some of the fund's holdings will have their credit ratings downgraded or may default, potentially reducing the fund's income level and share price.

HIGH - YIELD SECURITY RISKS

High-yield securities (so-called "junk bonds") offer the potential for higher returns but present significant volatility and risk of loss of principal and interest.

MONEY MARKET RISKS

Investments in the Citizens Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

BENCHMARKS

When evaluating performance of any investment, it is useful to look at both absolute and relative return. In other words, how much did the fund generate or lose for shareholders in the reporting period, and how did that performance compare to the fund's benchmark? Below is a brief description of the benchmarks we use. Please keep in mind that these benchmark indices are unmanaged, meaning you cannot invest directly in them, and their performance does not reflect the impact of fees and expenses that apply to our funds.

The S&P 500 INDEX includes a representative sample of 500 leading companies in the U.S. economy, focused on the large-cap segment of the U.S. equity universe.

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index covers the large-cap segment of the U.S. equity universe.

The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index covers the mid-cap segment of the U.S. equity universe and it includes the smallest 800 securities in the Russell 1000 Index.

The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index covers the small-cap segment of the U.S. equity universe.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is a market capitalization-weighted equity index of more than 1,500 stocks traded in 23 world markets.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX is comprised of taxable, investment grade fixed-income securities, including government, corporate, mortgage and asset-backed securities.

The BLENDED INDEX is comprised of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Index.

PORTFOLIO REVIEW DISCLOSURE

The information in each portfolio review was provided by the portfolio manager(s) for each fund. Any views and opinions expressed are those of the portfolio manager(s). Portfolio managers with different funds and strategies may have opinions that vary from their colleagues'. Citizens Advisers considers diversity of investment opinion to be a strength that contributes to healthy debate and is part of a strong overall investment process. The portfolio reviews are provided for informational purposes only and should not be used or construed as a recommendation for any security.

CITIZENS CORE GROWTH FUND

(PHOTO OF JONATHAN WHITE)

(PHOTO OF SOPHIA COLLIER)

(PHOTO OF ROBERT MAGAN)

"IN JANUARY 2007, WE REFOCUSED THE PORTFOLIO EMPHASIZING COMPANIES THAT WE BELIEVED HAD THE TWIN VIRTUES OF STRONG NEAR-TERM GROWTH PROSPECTS AND GOOD RELATIVE VALUE FOR THAT GROWTH. THE RESULTS HAVE BEEN GOOD."

CO - PORTFOLIO MANAGERS

Jonathan White, CFA
Sophia Collier
Robert Magan, CFA

INVESTMENT GOAL

Long-term capital appreciation

INVESTMENT STRATEGY

Invests mainly in stocks of U.S. large-capitalization companies

INCEPTION DATES

Standard shares         3.03.95
Institutional shares    1.25.96
Administrative shares   2.04.00

RISKS

Growth investing (See pages 6-8 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

Citizens Core Growth Fund, standard shares, gained 11.56% for the one-year period ended June 30, 2007. This trailed the one-year return for the Russell 1000 Growth Index, which advanced 19.04%, and the broader S&P 500 Index which gained 20.59%.

The fund's underperformance versus the benchmark occurred exclusively in the first half of the fiscal year. The portfolio was positioned in what turned out to be an excessively defensive posture with overweights in stalwart sectors such as consumer staples and healthcare. The rationale for the fund's caution was concern over a slowing economy, high oil prices and international conflict. Despite this negative backdrop, the stock market began to rally in July 2006 when global growth was stronger than expected. In this environment the fund's holdings gained in value but not to the same


                                        9              CITIZENS CORE GROWTH FUND

CITIZENS CORE GROWTH FUND PERFORMANCE (as of 6.30.07)

                                        AVERAGE ANNUAL RETURN
                                 ----------------------------------   EXPENSE RATIOS*
                        Ticker      1       5       10      Since     ---------------
Share class             symbol    year    years   years   inception    Gross    Net
-----------             ------   ------   -----   -----   ---------   ------   -----
STANDARD SHARES          WAIDX   11.56%   6.36%   4.09%      8.52%     1.52%   1.52%
INSTITUTIONAL SHARES     WINIX   12.39%   7.13%   4.83%      8.01%     0.80%   0.80%
ADMINISTRATIVE SHARES    CGADX   12.06%   6.79%     NA      -3.44%     1.12%   1.12%

* Reflects the expense ratio as reported in the Prospectus dated August 29, 2006.

PERFORMANCE OVER TIME (as of 6.30.07)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the indices shown.

                               (PERFORMANCE GRAPH)

CITIZENS CORE GROWTH FUND - STANDARD SHARES

PERFORMANCE SINCE INCEPTION 03/03/95

             Core Growth   Russell 1000 Growth     S&P 500
DATE          FUND VALUE       INDEX VALUE       INDEX VALUE
----         -----------   -------------------   -----------
3/3/1995      $10,000.00        $10,000.00        $10,000.00
3/31/1995     $10,100.00        $10,292.00        $10,340.00
4/30/1995     $10,400.00        $10,517.39        $10,644.00
5/31/1995     $10,530.00        $10,883.40        $11,069.76
6/30/1995     $10,940.00        $11,303.50        $11,326.57
7/31/1995     $11,360.00        $11,773.72        $11,702.62
8/31/1995     $11,450.00        $11,786.68        $11,731.87
9/30/1995     $11,860.00        $12,330.04        $12,226.96
10/31/1995    $11,970.00        $12,338.67        $12,182.94
11/30/1995    $12,330.00        $12,818.65        $12,717.77
12/31/1995    $12,405.00        $12,891.71        $12,963.23
1/31/1996     $12,646.60        $13,322.30        $13,403.97
2/26/1996     $12,878.20        $13,566.09        $13,528.63
3/31/1996     $12,858.10        $13,583.73        $13,658.51
4/30/1996     $13,200.40        $13,940.98        $13,859.29
5/31/1996     $13,593.10        $14,427.52        $14,216.86
6/30/1996     $13,502.50        $14,447.72        $14,270.88
7/31/1996     $12,908.40        $13,601.09        $13,640.11
8/30/1996     $13,230.60        $13,951.99        $13,927.91
9/30/1996     $14,076.40        $14,967.70        $14,712.06
10/31/1996    $14,428.80        $15,057.50        $15,118.11
11/30/1996    $15,627.10        $16,188.32        $16,261.04
12/31/1996    $15,266.30        $15,871.03        $15,939.07
1/31/1997     $16,415.60        $16,983.59        $16,935.26
2/28/1997     $16,517.30        $16,868.10        $17,067.36
3/31/1997     $15,551.10        $15,955.54        $16,365.89
4/30/1997     $16,669.90        $17,014.99        $17,342.93
5/31/1997     $17,697.10        $18,243.47        $18,399.11
6/30/1997     $18,348.00        $18,973.21        $19,223.40
7/31/1997     $20,188.90        $20,650.44        $20,753.58
8/29/1997     $19,110.80        $19,442.39        $19,591.38
09/30/1997    $20,158.40        $20,398.95        $20,664.98
10/31/1997    $19,354.90        $19,644.19        $19,974.77
11/29/1997    $20,402.50        $20,479.07        $20,899.61
12/31/1997    $20,603.90        $20,708.44        $21,259.08
1/31/1998     $21,201.70        $21,327.62        $21,495.05
2/28/1998     $22,867.10        $22,931.45        $23,044.85
3/31/1998     $23,977.30        $23,846.42        $24,224.74
4/30/1998     $24,222.90        $24,175.50        $24,469.41
5/31/1998     $23,529.00        $23,488.92        $24,048.54
6/30/1998     $25,044.90        $24,926.44        $25,024.91
7/31/1998     $24,938.10        $24,761.92        $24,759.65
8/31/1998     $21,212.40        $21,045.16        $21,179.40
9/30/1998     $23,069.90        $22,661.43        $22,537.00
10/31/1998    $24,767.30        $24,483.41        $24,369.26
11/30/1998    $26,635.60        $26,346.59        $25,846.04
12/31/1998    $29,412.00        $28,723.06        $27,334.77
1/31/1999     $31,679.40        $30,409.10        $28,477.36
2/28/1999     $29,757.50        $29,019.40        $27,591.72
3/31/1999     $31,042.40        $30,548.73        $28,695.39
4/30/1999     $31,873.70        $30,588.44        $29,805.90
5/31/1999     $31,020.80        $29,649.37        $29,102.48
6/30/1999     $32,953.50        $31,724.83        $30,717.67
7/31/1999     $32,251.70        $30,715.98        $29,759.27
8/31/1999     $31,981.70        $31,216.65        $29,613.45
9/30/1999     $31,204.30        $30,561.10        $28,802.04
10/31/1999    $33,223.40        $32,868.46        $30,625.21
11/30/1999    $34,637.90        $34,643.36        $31,246.91
12/31/1999    $37,497.40        $38,246.27        $33,087.35
1/31/2000     $35,181.60        $36,452.52        $31,426.36
2/29/2000     $36,060.00        $38,235.05        $30,832.41
3/31/2000     $39,539.40        $40,972.68        $33,847.81
4/30/2000     $37,109.60        $39,022.38        $32,829.00
5/31/2000     $35,170.20        $37,055.65        $32,156.00
6/30/2000     $37,178.00        $39,864.47        $32,950.25
7/31/2000     $36,151.30        $38,202.12        $32,436.23
8/31/2000     $38,227.50        $41,659.41        $34,450.52
9/30/2000     $35,215.90        $37,718.43        $32,631.53
10/31/2000    $35,489.60        $35,934.35        $32,494.48
11/30/2000    $30,698.40        $30,637.63        $29,933.92
12/31/2000    $29,715.00        $29,669.48        $30,080.59
1/31/2001     $32,157.20        $31,719.64        $31,148.45
2/28/2001     $27,056.30        $26,333.64        $28,307.71
3/31/2001     $24,710.40        $23,468.54        $26,513.00
4/30/2001     $27,032.30        $26,437.32        $28,573.07
5/31/2001     $27,080.40        $26,048.69        $28,764.50
6/30/2001     $26,611.20        $25,444.36        $28,065.53
7/31/2001     $26,310.40        $24,808.25        $27,790.49
8/31/2001     $24,277.30        $22,778.93        $26,050.80
9/30/2001     $21,811.10        $20,505.60        $23,945.90
10/31/2001    $22,304.30        $21,582.14        $24,403.26
11/30/2001    $24,385.60        $23,656.18        $26,274.99
12/31/2001    $24,301.40        $23,611.24        $26,506.21
1/31/2002     $23,904.40        $23,193.32        $26,119.22
2/28/2002     $23,002.10        $22,230.79        $25,615.12
3/31/2002     $23,880.30        $22,999.98        $26,578.25
4/30/2002     $22,448.70        $21,123.18        $24,967.61
5/31/2002     $22,039.70        $20,612.00        $24,782.85
6/30/2002     $20,126.80        $18,705.39        $23,018.31
7/31/2002     $18,635.10        $17,676.59        $21,225.18
8/31/2002     $18,562.90        $17,729.62        $21,365.27
9/30/2002     $16,914.70        $15,891.06        $19,042.86
10/31/2002    $18,466.60        $17,348.27        $20,718.64
11/30/2002    $19,296.70        $18,290.28        $21,938.96
12/31/2002    $18,045.60        $17,026.43        $20,651.15
1/31/2003     $17,516.20        $16,612.68        $20,110.09
2/28/2003     $17,323.70        $16,536.26        $19,808.44
3/31/2003     $17,480.10        $16,843.84        $20,000.58
4/30/2003     $18,562.90        $18,088.60        $21,648.62
5/31/2003     $19,597.50        $18,991.22        $22,789.51
6/30/2003     $19,777.90        $19,253.30        $23,081.21
7/31/2003     $20,283.20        $19,732.71        $23,487.44
8/31/2003     $20,908.80        $20,224.05        $23,945.45
9/30/2003     $20,391.50        $20,007.65        $23,691.63
10/31/2003    $21,642.70        $21,132.08        $25,032.57
11/30/2003    $21,823.10        $21,353.97        $25,252.86
12/31/2003    $22,220.10        $22,092.82        $26,576.11
1/31/2004     $22,352.40        $22,543.51        $27,065.11
2/29/2004     $22,280.30        $22,687.79        $27,441.31
3/31/2004     $22,015.60        $22,265.80        $27,026.95
4/30/2004     $21,402.00        $22,007.51        $26,602.63
5/31/2004     $21,726.90        $22,416.85        $26,967.08
6/30/2004     $21,775.00        $22,697.06        $27,490.24
7/31/2004     $20,896.80        $21,414.68        $26,580.32
8/31/2004     $20,644.10        $21,309.75        $26,686.64
9/30/2004     $21,317.80        $21,512.19        $26,974.85
10/31/2004    $21,714.80        $21,847.78        $27,387.57
11/30/2004    $22,689.30        $22,599.34        $28,496.77
12/31/2004    $23,363.00        $23,485.24        $29,465.66
1/31/2005     $22,857.70        $22,703.18        $28,746.69
2/28/2005     $23,206.60        $22,943.83        $29,350.37
3/31/2005     $22,978.00        $22,526.26        $28,830.87
4/30/2005     $22,376.50        $22,098.26        $28,283.09
5/31/2005     $23,314.90        $23,167.81        $29,182.49
6/30/2005     $23,723.90        $23,082.09        $29,223.34
7/31/2005     $24,722.68        $24,210.81        $30,310.45
8/31/2005     $24,589.17        $23,898.49        $30,034.63
9/30/2005     $25,167.02        $24,008.42        $30,277.91
10/31/2005    $24,469.89        $23,775.54        $29,772.27
11/30/2005    $25,529.44        $24,800.26        $30,897.66
12/31/2005    $25,613.69        $24,723.38        $30,906.93
1/31/2006     $26,394.90        $25,158.51        $31,725.96
2/28/2006     $26,191.66        $25,118.26        $31,811.62
3/31/2006     $26,372.39        $25,490.01        $32,206.08
4/30/2006     $26,251.07        $25,454.32        $32,637.65
5/31/2006     $24,578.88        $24,591.42        $31,697.68
6/30/2006     $24,554.30        $24,495.52        $31,742.06
7/31/2006     $23,844.68        $24,030.10        $31,938.86
8/31/2006     $23,916.22        $24,779.84        $32,699.00
9/30/2006     $24,169.73        $25,461.29        $33,542.64
10/31/2006    $24,662.79        $26,357.52        $34,636.13
11/30/2006    $24,963.68        $26,879.40        $35,294.22
12/31/2006    $25,095.98        $26,970.79        $35,788.33
1/31/2007     $25,552.73        $27,663.94        $36,328.74
2/28/2007     $25,059.56        $27,143.86        $35,616.69
3/31/2007     $25,613.38        $27,290.44        $36,015.60
4/30/2007     $26,768.54        $28,575.82        $37,611.09
5/31/2007     $27,756.30        $29,604.55        $38,923.72
6/30/2007     $27,392.78        $29,154.46        $38,277.75


Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

extent as the market as a whole.

In January 2007, we re-evaluated the fund's positioning and refocused the portfolio emphasizing companies that we believed had the twin virtues of strong near-term growth prospects and good relative value for that growth. In the second half of the fiscal year the fund's standard shares gained 9.16%, outperforming the Russell Growth 1000 Index return of 8.13% and the S&P 500 Index return of 6.96%. The lesson we take from the first half of the fiscal year is that we need to focus more on specific stock picking and


CITIZENS CORE GROWTH FUND              10
less on a macroeconomic theme. Regardless of the changing economic conditions, we believe there are always some companies that are doing well and presenting attractive value for their growth prospects. We are focused on finding these names and placing them in the portfolio.

The strongest sector for the fund during the fiscal year was industrials, which generated almost 0.76% of relative outperformance versus the Russell 1000 Growth Index during the period. The average company within the fund's holdings in the sector was up by 29.25% during the period compared to a return of only 15.38% for the average name within the Russell Index industrial group. Standout companies within the industrials group were specialty metal component maker Precision Castparts and automotive company Volvo AB, which contributed 1.69% and 0.50% to the fund's performance, respectively. Precision Castparts is a good example of what we are seeking in our growth-focused strategy. The company is forecast to grow its earnings by 35% in the next twelve months and its forecast long-term growth rate of 16% is 31% better than its average peer. Yet this excellent growth company trades at a price earnings over growth ratio that is 5% less than the average peer. This provides us what we believe is high growth potential at an attractive valuation.

Another outperforming sector was telecommunications services where AT&T appreciated by more than 36%, and added 0.63% to the fund's return during the period. AT&T is the new name of the company that was originally known as Southwest Bell. This remarkable company began an acquisition juggernaut in the mid-1990s that continued in full force in 2007 with the final crowning achievement of buying its original parent company AT&T.

Underperforming sectors within the period included financials and information technology. Within information technology, the fund's average holding appreciated by 24.64%, quite close to the 25.62% return of the average company in the Russell 1000 Growth Index. However the fund had only about 15% of its assets in this sector versus more than 25% for the benchmark. One stand out performer within information technology was information technology consultancy Accenture, which appreciated by almost 51%, and generated 0.59% of the fund's return during the period. Another winner within information technology was microprocessor Freescale. It produced an over 40% return based on its acquisition during the period, and contributed 0.54% of the fund's gain. High tech losers included Broadcom, which declined by more than 25% and was sold during


                                       11              CITIZENS CORE GROWTH FUND
the period, and Qualcomm, down 13.2% and also sold.

Within financials our approximately 20% weight returned 11.63% with our strong performer being JPMorgan Chase & Co. It rose 15.36% during the period, and added 0.40% to the fund's performance.

The fund's most significant decliners were Rockwell Automation and Valero Energy Corp., which declined by almost 22% and 21%, and detracted 0.56% and 0.59%, respectively, from the fund's return during the period. Rockwell had been a strong performer for the fund in the prior fiscal year, and had been doing very well with global growth and investor-friendly spin offs. In early summer the company had an earnings disappointment and provided future earnings guidance that was more conservative than investors expected. The shares fell sharply and we sold the fund's position in the company. Valero Energy Corp. declined with oil prices over the summer. We trimmed the fund's position in October and sold it in its entirety in January.

OUTLOOK

Looking ahead, we feel the fund now has the right strategy for the current economic conditions. We think it makes sense to look for companies that are growing now and have attractive valuations for their growth potential. We also feel positive about the economy and its prospects. While the economy within the U.S. has slowed, we believe it is far from recession or decline. In fact, the economy may have already bottomed and be in the process of re-accelerating. Employment is good and interest rates are still low--both positive indicators for the future of consumer spending and investment. Further, as we have seen in 2007, the U.S. is not the only economy in the world that can drive growth. We believe the fund is well positioned to benefit from opportunities within transitional economic conditions.


CITIZENS CORE GROWTH FUND              12

CITIZENS EMERGING GROWTH FUND

(PHOTO OF J. MICHAEL GALLIPO)

(PHOTO OF JONATHAN WHITE)

"A NOTABLE TREND DURING THE FISCAL YEAR WAS A HIGH LEVEL OF MERGER AND ACQUISITION ACTIVITY FROM BOTH CORPORATE BUYERS AS WELL AS PRIVATE EQUITY FUNDS. THE FUND BENEFITED FROM THIS TREND WITH FIVE OF ITS HOLDINGS AGREEING TO BE ACQUIRED DURING THE PERIOD."

CO - PORTFOLIO MANAGERS

J. Michael Gallipo, CFA
Jonathan White, CFA

INVESTMENT GOAL

Aggressive growth

INVESTMENT STRATEGY

Invests mainly in stocks of young, growing, medium- capitalization companies

INCEPTION DATES

Standard shares          2.08.94
Institutional shares    11.01.99
Administrative shares    2.04.00

RISKS

Growth investing; small- and medium-sized company risks (See pages 6-8 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

For the one-year period ended June 30, 2007, the Citizens Emerging Growth Fund, standard shares, gained 13.29%. This trailed the one-year return of the fund's benchmark, the Russell Midcap Growth Index, which advanced 19.73% during the period. The fund experienced periods in July/August and late October/early November that accounted for much of the underperformance.

Consumer discretionary stocks were the largest contributors to total return with the fund's stocks rising over 22% and accounting for 4.85% of the fund's gains during the period. Strength within the sector was widespread with six stocks generating returns in excess of 35%. Information technology stocks also made a considerable contribution to the fund's return during the fiscal year and provided the greatest upside relative to the fund's benchmark.


                                       13              CITIZENS CORE GROWTH FUND

CITIZENS EMERGING GROWTH FUND PERFORMANCE (as of 6.30.07)

                                       AVERAGE ANNUAL RETURN            EXPENSE
                                 ---------------------------------      RATIOS*
                        Ticker      1      5       10      Since     -------------
Share class             symbol    year   years   years   inception   Gross    Net
-----------             ------   -----   -----   -----   ---------   -----   -----
STANDARD SHARES          WAEGX   13.29%   9.47%  9.26%     11.69%    1.90%   1.90%
INSTITUTIONAL SHARES     CEGIX   13.85%  10.14%    NA       2.27%    1.35%   1.35%
ADMINISTRATIVE SHARES    CGRDX   13.66%   9.84%    NA      -1.73%    1.60%   1.60%

* Reflects the expense ratio as reported in the Prospectus dated August 29, 2006.

PERFORMANCE OVER TIME (as of 6.30.07)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

                              (PERFORMANCE GRAPH)

CITIZENS EMERGING GROWTH FUND - STANDARD SHARES

PERFORMANCE SINCE INCEPTION 02/08/94

DATE         FUND VALUE   INDEX VALUE
----         ----------   -----------
2/8/1994     $10,000.00    $10,000.00
2/28/1994    $10,060.00    $ 9,920.00
3/31/1994    $ 9,880.00    $ 9,452.77
4/30/1994    $10,010.00    $ 9,430.08
5/31/1994    $10,070.00    $ 9,444.23
6/30/1994    $ 9,930.00    $ 9,038.12
7/31/1994    $10,140.00    $ 9,288.48
8/31/1994    $10,550.00    $ 9,842.07
9/30/1994    $10,730.00    $ 9,679.68
10/31/1994   $10,910.00    $ 9,847.14
11/30/1994   $10,550.00    $ 9,412.88
12/31/1994   $10,711.80    $ 9,544.66
1/31/1995    $10,711.80    $ 9,659.20
2/28/1995    $11,000.50    $10,173.07
3/31/1995    $11,330.40    $10,576.94
4/30/1995    $11,381.90    $10,665.78
5/31/1995    $11,299.40    $10,928.16
6/30/1995    $12,237.60    $11,425.39
7/31/1995    $13,248.00    $12,144.05
8/31/1995    $13,289.20    $12,276.42
9/30/1995    $13,969.70    $12,550.18
10/31/1995   $14,196.50    $12,232.66
11/30/1995   $14,567.60    $12,779.46
12/31/1995   $15,074.60    $12,787.13
1/31/1996    $14,969.10    $13,013.46
2/26/1996    $15,520.00    $13,505.37
3/31/1996    $15,742.70    $13,612.06
4/30/1996    $16,938.40    $14,269.53
5/31/1996    $17,899.60    $14,560.63
6/30/1996    $17,430.70    $14,120.89
7/31/1996    $16,750.80    $13,025.11
8/30/1996    $17,301.80    $13,728.47
9/30/1996    $18,368.50    $14,600.23
10/31/1996   $17,524.50    $14,429.40
11/30/1996   $17,536.20    $15,279.30
12/31/1996   $17,172.00    $15,022.60
1/31/1997    $18,031.30    $15,686.60
2/28/1997    $16,877.10    $15,341.50
3/31/1997    $15,453.50    $14,474.70
4/30/1997    $15,953.70    $14,829.33
5/31/1997    $17,415.70    $16,158.04
6/30/1997    $18,133.90    $16,605.62
7/31/1997    $20,262.70    $18,194.78
8/29/1997    $19,839.50    $18,016.47
09/30/1997   $20,980.90    $18,928.10
10/31/1997   $19,608.70    $17,979.80
11/29/1997   $19,467.60    $18,168.59
12/31/1997   $20,209.00    $18,406.60
1/31/1998    $20,057.70    $18,075.28
2/28/1998    $22,133.60    $19,774.36
3/31/1998    $24,140.80    $20,602.90
4/30/1998    $23,852.10    $20,883.10
5/31/1998    $22,669.80    $20,024.81
6/30/1998    $24,127.00    $20,591.51
7/31/1998    $23,783.30    $19,710.19
8/31/1998    $19,191.60    $15,947.52
9/30/1998    $21,212.50    $17,153.15
10/31/1998   $23,164.70    $18,415.62
11/30/1998   $25,061.90    $19,658.68
12/31/1998   $28,839.60    $21,695.32
1/31/1999    $29,367.50    $22,346.17
2/28/1999    $27,044.70    $21,253.45
3/31/1999    $28,447.50    $22,437.26
4/30/1999    $29,141.30    $23,460.40
5/31/1999    $28,975.40    $23,157.76
6/30/1999    $32,836.80    $24,774.18
7/31/1999    $33,198.80    $23,986.36
8/31/1999    $33,636.20    $23,736.90
9/30/1999    $34,028.30    $23,535.14
10/31/1999   $38,855.10    $25,354.40
11/30/1999   $42,309.20    $27,981.12
12/31/1999   $48,475.20    $32,824.65
1/31/2000    $46,724.80    $32,818.08
2/29/2000    $58,566.80    $39,716.44
3/31/2000    $59,656.30    $39,756.16
4/30/2000    $59,495.60    $35,895.84
5/31/2000    $53,547.80    $33,279.03
6/30/2000    $59,781.40    $36,809.94
7/31/2000    $56,512.80    $34,479.87
8/31/2000    $62,103.30    $39,679.43
9/30/2000    $59,942.10    $37,739.11
10/31/2000   $57,888.10    $35,157.75
11/30/2000   $46,885.60    $27,517.97
12/31/2000   $48,163.60    $28,968.17
1/31/2001    $46,957.10    $30,622.25
2/28/2001    $40,853.90    $25,324.60
3/31/2001    $36,406.50    $21,700.65
4/30/2001    $39,339.90    $25,318.15
5/31/2001    $38,464.60    $25,199.16
6/30/2001    $37,352.80    $25,211.75
7/31/2001    $35,010.80    $23,509.96
8/31/2001    $32,881.80    $21,805.49
9/30/2001    $26,967.80    $18,201.04
10/31/2001   $28,883.90    $20,113.97
11/30/2001   $31,651.70    $22,280.25
12/31/2001   $32,290.40    $23,126.90
1/31/2002    $32,314.10    $22,375.27
2/28/2002    $30,658.10    $21,106.59
3/31/2002    $33,402.20    $22,717.03
4/30/2002    $31,675.30    $21,515.30
5/31/2002    $30,539.90    $20,874.14
6/30/2002    $27,961.40    $18,569.64
7/31/2002    $25,903.30    $16,764.67
8/31/2002    $25,170.00    $16,705.99
9/30/2002    $23,395.80    $15,377.86
10/31/2002   $24,010.80    $16,569.65
11/30/2002   $24,980.70    $17,867.05
12/31/2002   $23,017.30    $16,787.88
1/31/2003    $22,473.20    $16,623.36
2/28/2003    $22,567.80    $16,478.74
3/31/2003    $22,378.60    $16,785.24
4/30/2003    $23,821.60    $17,928.32
5/31/2003    $25,501.10    $19,653.02
6/30/2003    $25,926.90    $19,934.06
7/31/2003    $26,707.60    $20,645.71
8/31/2003    $28,671.00    $21,783.28
9/30/2003    $27,582.90    $21,360.69
10/31/2003   $29,499.00    $23,082.36
11/30/2003   $29,972.10    $23,700.97
12/31/2003   $30,279.60    $23,959.31
1/31/2004    $30,989.30    $24,749.96
2/29/2004    $31,107.60    $25,165.76
3/31/2004    $30,894.70    $25,117.95
4/30/2004    $29,830.20    $24,409.62
5/31/2004    $30,516.20    $24,985.69
6/30/2004    $30,776.40    $25,382.96
7/31/2004    $28,789.30    $23,702.61
8/31/2004    $28,363.50    $23,411.07
9/30/2004    $29,522.70    $24,284.30
10/31/2004   $30,587.20    $25,107.54
11/30/2004   $31,746.30    $26,403.09
12/31/2004   $32,787.20    $27,667.80
1/31/2005    $31,462.40    $26,926.30
2/28/2005    $32,645.20    $27,607.53
3/31/2005    $32,385.00    $27,204.46
4/30/2005    $30,918.40    $26,127.17
5/31/2005    $32,976.40    $27,624.25
6/30/2005    $33,354.90    $28,138.06
7/31/2005    $34,585.70    $29,781.33
8/31/2005    $34,066.91    $29,599.66
9/30/2005    $34,492.75    $29,981.50
10/31/2005   $34,113.33    $29,100.04
11/30/2005   $36,146.48    $30,680.17
12/31/2005   $36,786.27    $31,017.66
1/31/2006    $39,626.17    $32,875.61
2/28/2006    $39,269.54    $32,471.24
3/31/2006    $41,115.21    $33,377.19
4/30/2006    $41,801.83    $33,517.37
5/31/2006    $38,583.09    $31,938.71
6/30/2006    $38,795.30    $31,807.76
7/31/2006    $36,878.81    $30,669.04
8/31/2006    $37,184.90    $31,374.43
9/30/2006    $38,014.13    $32,089.76
10/31/2006   $39,006.30    $33,322.01
11/30/2006   $40,094.57    $34,628.23
12/31/2006   $39,525.23    $34,316.58
1/31/2007    $41,086.47    $35,565.70
2/28/2007    $41,037.17    $35,487.46
3/31/2007    $41,816.88    $35,671.99
4/30/2007    $42,715.94    $37,237.99
5/31/2007    $44,561.27    $38,749.86
6/30/2007    $43,951.19    $38,083.43

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

Effective stock selection in the sector generated a 23.71% return during the period, considerably better than the comparable benchmark return of 18.12%.

The fund struggled in the industrials sector during the period where the stock selections posted the lowest absolute return, 4.32%, of any sector, resulting in the worst performance relative to the benchmark. We saw a decided shift within the sector away from asset-light companies such as logistics and consulting towards more traditional "heavy" industries such


CITIZENS EMERGING GROWTH FUND          14
as construction, defense and equipment. The fund was not well-positioned to benefit from that shift. Materials was another sector where the fund's stock selection hurt performance. There were numerous takeovers in the sector and strong performance within the benchmark from a number of companies that do not meet Citizens' social screening criteria. Although the fund's cash levels during the period averaged a modest 4.2%, that allocation still subtracted about 0.75% from the fund's return relative to the benchmark during that time.

A notable trend during the fiscal year was a high level of merger and acquisition activity from both corporate buyers as well as private equity funds. The fund benefited from this trend with five of its holdings agreeing to be acquired during the period.

One of the themes emphasized in the fund was the growth of data traffic driven by Web 2.0 applications such as music and video. One company that fit into this theme was CommScope, Inc., which makes coaxial and other cables for high-speed communication applications. The stock was a top performer for the fund during the period rising 85.71% and contributing 0.90% to the fund's total return. The company benefited from increased capital spending from both cable and traditional telecommunications providers. Despite the strong performance, we believe the operating environment is still favorable and that CommScope's recently announced acquisition of Andrew Corp. provides additional upside potential.

In a repeat performance, MEMC Electronic Materials improved from the second largest contributor to performance in the prior fiscal year to the top contributor during the period. It returned 63.22% and contributed 1.21% to total fund return. The company, which manufactures silicon wafers for a variety of applications, has benefited from a shortage of polysilicon driven by increased production of solar panels. Although we have trimmed the position from time to time, the company remains one of our favorite ways to get exposure to alternative energy.

Trailing just behind MEMC in contribution to the fund's return was Polo Ralph Lauren Corp. which rose 78.71% during the period and contributed 1.18% to the fund's total return. The company, which makes and licenses high-end apparel, accessories, fragrances and home furnishings under such brands as Polo, Polo Sport and Ralph Lauren, benefited from continued strength in high-end consumer spending.


                                       15         CITIZENS EMERGING GROWTH FUND

Expeditors International of Washington, Inc. was the largest detractor from the fund's performance during the fiscal year. The stock had a negative return of 26.29% during the period and detracted 0.89% from the fund's performance. The company is a global logistics company whose earnings continued to grow at a rapid rate, but was hurt by falling short of investor expectations over multiple quarters and the general shift out of asset-light industrials.

Choice Hotels International, Inc., after being a top performer for the fund in the prior fiscal year, detracted from fund performance this fiscal year. The stock declined 31.45% and this subtracted 0.66% from the fund's total return. The company operates mid-priced hotels such as Comfort Inn and Econo Lodge. During the fiscal year, the company had a frustrating pattern of erratic earnings guidance which reduced our confidence in management's visibility on its core operating business. As a result, the fund chose to exit its position in the company.

OUTLOOK

Our outlook for the coming year remains cautiously optimistic. We believe that the Federal Reserve Board (the Fed) will remain on the sidelines. The Fed seems to have been successful in slowing the economy without inducing a recession or having a great impact on the labor market. The weakness in the housing market has impacted consumer spending domestically, but this has been partially offset by a pick-up in global growth. As a result, estimates of corporate earnings growth declined significantly. However, we still expect growth to remain positive and provide underlying support for the equity markets.

There are a number of risks that we continue to monitor closely. Foremost is the risk that the current weakness in the housing market and especially in the subprime mortgage market may have a wider impact on the economy resulting in a harder landing. After contracting for several years, price to earnings multiples for the major indices have been expanding and a reversal of this trend could put pressure on forward returns. As always, we will continue to look for attractive growth stocks in the mid-capitalization range and position the fund in those we believe have the greatest near-term opportunities.


CITIZENS EMERGING GROWTH FUND          16

CITIZENS SMALL CAP CORE GROWTH FUND

(PHOTO OF J. MICHAEL GALLIPO)

(PHOTO OF NATHAN MOSER)

(PHOTO OF JONATHAN WHITE)

"WE REMAIN OPTIMISTIC IN OUR OUTLOOK FOR SMALL-CAP STOCKS IN 2007. THE MARKET CONTINUES TO BENEFIT FROM REASONABLE VALUATIONS, STRONG CORPORATE BALANCE SHEETS AND RAPID MERGER AND ACQUISITION ACTIVITY.

CO-PORTFOLIO MANAGERS

J. Michael Gallipo, CFA
Nathan Moser, CFA
Jonathan White, CFA

INVESTMENT GOAL

Capital appreciation

INVESTMENT STRATEGY

Invests mainly in stocks of small-capitalization U.S. companies

INCEPTION DATE

Standard shares 12.28.99

RISKS

Growth investing; small- and medium-sized company risks (See pages 6-8 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

The Citizens Small Cap Core Growth Fund gained 14.22% for the one-year period ended June 30, 2007. This performance trailed the Russell 2000 Growth Index, which advanced 16.83% over the same time period.

Consumer discretionary was a top performing sector during the period, adding 3.28% to the fund's total return. The fund maintained a slight underweight relative to the index as pressures on the U.S. consumer were building. One stock bucking the trend was Deckers Outdoor Corp., best known for their UGG and Teva footwear brands. The stock increased 161.58% during the period and added 2.55% to the fund's total return, due in large part to higher demand for UGG boots and upward estimate revisions. Deckers management did an outstanding job introducing new UGG styles, keeping them "on


                                       17    CITIZENS SMALL CAP CORE GROWTH FUND

CITIZENS SMALL CAP CORE GROWTH FUND PERFORMANCE (as of 6.30.07)

                                 AVERAGE ANNUAL RETURN
                           ---------------------------------   EXPENSE RATIOS*
                  Ticker     1       3       5       Since     ---------------
Share class       symbol    year   years   years   inception    Gross    Net
-----------       ------   -----   -----   -----   ---------   ------   ------
STANDARD SHARES    CSCSX   14.22%  11.24%  10.20%    5.50%      1.44%   1.44%

* Reflects the expense ratio as reported in the Prospectus dated August 29, 2006.

PERFORMANCE OVER TIME (as of 6.30.07)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

                               (PERFORMANCE GRAPH)

CITIZENS SMALL CAP CORE GROWTH FUND

PERFORMANCE SINCE INCEPTION 12/28/99

DATE         FUND VALUE   INDEX VALUE
----         ----------   -----------
12/28/1999   $10,000.00    $10,000.00
12/31/1999   $10,000.00    $10,522.00
1/31/2000    $ 9,710.00    $10,424.15
2/29/2000    $10,500.00    $12,849.84
3/31/2000    $10,800.00    $11,499.33
4/30/2000    $10,440.00    $10,337.89
5/31/2000    $10,190.00    $ 9,432.29
6/30/2000    $11,230.00    $10,650.95
7/31/2000    $10,770.00    $ 9,738.16
8/31/2000    $11,620.00    $10,762.61
9/30/2000    $10,760.00    $10,227.71
10/31/2000   $10,480.00    $ 9,397.22
11/30/2000   $ 8,940.00    $ 7,690.69
12/31/2000   $ 9,386.60    $ 8,161.36
1/31/2001    $10,278.20    $ 8,821.61
2/28/2001    $ 9,066.00    $ 7,612.17
3/31/2001    $ 8,455.40    $ 6,920.22
4/30/2001    $ 9,086.60    $ 7,767.26
5/31/2001    $ 9,206.80    $ 7,947.46
6/30/2001    $ 9,537.40    $ 8,164.42
7/31/2001    $ 9,226.80    $ 7,468.00
8/31/2001    $ 9,046.50    $ 7,001.99
9/30/2001    $ 8,024.60    $ 5,871.87
10/31/2001   $ 8,635.80    $ 6,436.75
11/30/2001   $ 9,537.40    $ 6,974.22
12/31/2001   $10,208.60    $ 7,408.71
1/31/2002    $10,298.80    $ 7,144.96
2/28/2002    $ 9,938.10    $ 6,682.68
3/31/2002    $10,298.80    $ 7,263.40
4/30/2002    $10,238.70    $ 7,106.52
5/31/2002    $ 9,597.50    $ 6,690.78
6/30/2002    $ 9,196.80    $ 6,123.41
7/31/2002    $ 7,944.50    $ 5,182.24
8/31/2002    $ 7,884.40    $ 5,179.65
9/30/2002    $ 7,493.70    $ 4,805.68
10/31/2002   $ 7,734.10    $ 5,048.84
11/30/2002   $ 8,405.30    $ 5,549.18
12/31/2002   $ 7,613.90    $ 5,166.29
1/31/2003    $ 7,383.50    $ 5,025.77
2/28/2003    $ 7,343.40    $ 4,891.58
3/31/2003    $ 7,383.50    $ 4,965.44
4/30/2003    $ 7,884.40    $ 5,435.17
5/31/2003    $ 8,525.60    $ 6,047.72
6/30/2003    $ 8,685.80    $ 6,164.44
7/31/2003    $ 9,246.90    $ 6,630.47
8/31/2003    $ 9,978.20    $ 6,986.53
9/30/2003    $ 9,347.00    $ 6,809.77
10/31/2003   $10,358.90    $ 7,398.13
11/30/2003   $10,539.20    $ 7,639.31
12/31/2003   $10,599.30    $ 7,673.69
1/31/2004    $11,270.60    $ 8,076.56
2/29/2004    $11,230.50    $ 8,064.44
3/31/2004    $11,140.30    $ 8,102.34
4/30/2004    $10,409.00    $ 7,695.61
5/31/2004    $10,549.20    $ 7,848.75
6/30/2004    $10,859.80    $ 8,110.11
7/31/2004    $ 9,858.00    $ 7,381.82
8/31/2004    $ 9,687.70    $ 7,223.11
9/30/2004    $10,248.70    $ 7,622.55
10/31/2004   $10,519.20    $ 7,807.78
11/30/2004   $11,020.10    $ 8,467.54
12/31/2004   $11,313.60    $ 8,771.52
1/31/2005    $11,082.90    $ 8,376.80
2/28/2005    $11,303.10    $ 8,491.57
3/31/2005    $11,061.90    $ 8,173.13
4/30/2005    $10,621.60    $ 7,653.32
5/31/2005    $11,376.50    $ 8,192.88
6/30/2005    $11,533.80    $ 8,457.51
7/31/2005    $12,058.59    $ 9,048.69
8/31/2005    $11,796.92    $ 8,921.10
9/30/2005    $11,891.29    $ 8,991.58
10/31/2005   $11,576.17    $ 8,658.89
11/30/2005   $12,152.67    $ 9,148.99
12/31/2005   $12,236.52    $ 9,135.26
1/31/2006    $13,368.40    $10,016.81
2/28/2006    $13,106.38    $ 9,963.73
3/31/2006    $13,798.39    $10,447.96
4/30/2006    $13,850.83    $10,417.66
5/31/2006    $13,043.32    $ 9,684.26
6/30/2006    $13,085.06    $ 9,690.07
7/31/2006    $12,309.12    $ 9,187.16
8/31/2006    $12,225.42    $ 9,456.34
9/30/2006    $12,445.47    $ 9,520.64
10/31/2006   $13,095.13    $10,137.58
11/30/2006   $13,367.51    $10,379.87
12/31/2006   $13,304.68    $10,354.96
1/31/2007    $13,596.05    $10,547.56
2/28/2007    $13,456.01    $10,513.81
3/31/2007    $13,726.48    $10,610.53
4/30/2007    $14,136.90    $10,888.53
5/31/2007    $14,751.86    $11,385.05
6/30/2007    $14,945.76    $11,320.91


Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

trend" for several years. Another strong performer was internet travel-focused Priceline.com. It increased 106.97% during the period and added 1.29% to the fund's overall return. International gross bookings remain strong, which we believe provides an opportunity for future growth. In addition, management leveraged Priceline's cost structure, which had a positive impact on consensus expectations.

Energy and technology were also positive contributors, adding 3.06% and 3.36% to the fund's total return, respectively, during the period. Core Laboratories increased 65.58% and added 1.55% to total return as a favorable energy environment drove positive financial results. Core


CITIZENS SMALL CAP CORE GROWTH FUND    18

Laboratories has been a long-term holding of the fund and we continue to view the company favorably as its reservoir description and production enhancement services are in high demand. This focus, along with strong international presence, reduces volatility from minor energy price swings. While the technology sector contributed positively to the fund's return, it returned less than it did for the benchmark because of less-than-optimal stock picks. We did, however, have some strong performers in this sector. Commscope returned 85.59% and added 0.82% to the fund's performance; and WebEx Communications increased 60.20%, and contributed 0.96% to the fund's total return during the period. Both companies were a play on our theme of the maturation of internet infrastructure. Commscope sells coaxial and fiber optic cable for data networking, internet access and other broadband applications. Strong demand from large telecom companies led to positive financial results. WebEx posted strong financial results and was eventually acquired by Cisco Systems in early 2007.

Merger and acquisition activity surged over the past year due in large part to the increased role of private equity and strong corporate balance sheets. The fund benefited from this activity, with several portfolio holdings being acquired. Most recently, Roche made an unsolicited offer for Ventana Medical, which helped propel the stock 59.76%, and contribute 0.60% to the fund's performance since adding the position in late April. The fund continues to hold its position as the potential exists for a higher offer from Roche and/or a competing offer.

During the period, industrials contributed 1.02% and healthcare added 1.27% to the fund's total return. However, poor stock selections within each sector led to relative underperformance versus the benchmark. Regional train operator Genesee & Wyoming declined 30.61% and detracted 0.81% from the fund's return during the holding period. We initially purchased Genesee & Wyoming based on a positive industry operating environment and strong management execution. The company was negatively impacted by lower volumes stemming from exposure to paper, housing, and damage from a hurricane in Mexico. We sold the fund's position because we believed these issues could take several quarters to be resolved. Within healthcare, the fund maintained an underweight position relative to the benchmark as industry fundamentals remained challenging. Political pressure to reduce the high cost of healthcare increased and, in our opinion, could accelerate in the coming years. We believe Healthways--a managed care company--is well positioned to capitalize on this opportunity


                                       19    CITIZENS SMALL CAP CORE GROWTH FUND
by helping its clients lower medical costs. However, due to poor performance in their Medicare business, Healthways declined 10.09% and reduced the fund's total return for the fiscal year by 0.31%. The fund continues to hold its position in Healthways based on our belief that management will take steps to improve the Medicare business.

OUTLOOK

We remain optimistic in our outlook for small-cap stocks in 2007. The market continues to benefit from reasonable valuations, strong corporate balance sheets and rapid merger and acquisition activity. Long-term interest rates rose during the fund's last fiscal quarter, but remain at low levels. With very strong performance in the first half of 2007 market volatility could increase in the coming months as rising energy costs and continued housing weakness pressure the U.S. consumer. We believe we are undergoing an economic "soft landing" and that growth will reaccelerate in 2008. Global economies continue to be strong and we continue to seek out companies benefiting from this growth.


CITIZENS SMALL CAP CORE GROWTH FUND    20

CITIZENS VALUE FUND

(PHOTO OF SOPHIA COLLIER)

"WE ARE ENCOURAGED ABOUT THE PROSPECTS FOR THE CITIZENS VALUE FUND BECAUSE WE BELIEVE ITS FOCUSED RELATIVE VALUE STRATEGY IS PARTICULARLY SUITED TO UNCOVER OPPORTUNITIES WITHIN TRANSITIONAL ECONOMIC CONDITIONS."

PORTFOLIO MANAGER

Sophia Collier

INVESTMENT GOAL

Long-term capital appreciation

INVESTMENT STRATEGY

Invests mainly in stocks and other equities of U.S. large-capitalization companies

INCEPTION DATE

Standard shares        6.13.96
Institutional shares   3.31.06

RISKS

Value investing (See pages 6-8 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

Citizens Value Fund had a strong year in fiscal 2007. For the one-year period ended June 30, 2007 the fund's standard shares returned 20.63%, outperforming the benchmark S&P 500 Index return of 20.59%.

Our single best stock was Precision Castparts which appreciated almost 97% during the fiscal year accounting for 6.23% of the fund's gain. The company is an expert at making complex high-value metal components used in gas turbines, aircraft and other critical devices. Its success is the result of a booming global economy and the increasing need for new large-scale infrastructure and equipment.

Global growth and relative value were important themes that drove success throughout the portfolio. Our strongest sector was consumer


                                       21                    CITIZENS VALUE FUND

CITIZENS VALUE FUND PERFORMANCE (as of 6.30.07)

                                      AVERAGE ANNUAL RETURN
                                ---------------------------------   EXPENSE RATIOS*
                       Ticker     1       5       10      Since     ---------------
Share class            symbol    year   years   years   inception    Gross    Net
-----------            ------   -----   -----   -----   ---------    -----   ----
STANDARD SHARES        MYPVX    20.63%  11.95%  7.86%      9.15%     1.62%   1.29%
INSTITUTIONAL SHARES   CVALX    21.16%     NA     NA      15.95%     1.26%   0.90%

* Reflects the expense ratio as reported in the Prospectus dated August 29, 2006. Contractual fee waivers are in effect through June 30, 2008.

PERFORMANCE OVER TIME (as of 6.30.07)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

                               (PERFORMANCE GRAPH)

CITIZENS VALUE FUND

PERFORMANCE SINCE INCEPTION 06/13/96

DATE         FUND VALUE   INDEX VALUE
----         ----------   -----------
6/13/1996    $10,000.00    $10,000.00
6/30/1996    $ 9,740.00    $10,038.00
7/31/1996    $ 9,220.00    $ 9,594.32
8/30/1996    $ 9,500.00    $ 9,796.76
9/30/1996    $ 9,910.00    $10,348.32
10/31/1996   $ 9,890.00    $10,633.93
11/30/1996   $10,880.00    $11,437.86
12/31/1996   $10,810.00    $11,211.39
1/31/1997    $11,330.00    $11,912.10
2/28/1997    $11,660.00    $12,005.01
3/31/1997    $11,240.00    $11,511.61
4/30/1997    $11,380.00    $12,198.85
5/31/1997    $12,230.00    $12,941.76
6/30/1997    $12,350.00    $13,521.55
7/31/1997    $13,470.00    $14,597.87
8/29/1997    $13,210.00    $13,780.39
09/30/1997   $13,580.00    $14,535.55
10/31/1997   $12,830.00    $14,050.06
11/29/1997   $12,900.00    $14,700.58
12/31/1997   $13,165.70    $14,953.43
1/31/1998    $13,472.40    $15,119.42
2/28/1998    $14,358.50    $16,209.52
3/31/1998    $14,778.80    $17,039.45
4/30/1998    $15,074.10    $17,211.55
5/31/1998    $14,744.70    $16,915.51
6/30/1998    $14,506.10    $17,602.28
7/31/1998    $14,063.10    $17,415.70
8/31/1998    $11,564.00    $14,897.39
9/30/1998    $12,302.40    $15,852.31
10/31/1998   $13,449.70    $17,141.10
11/30/1998   $14,562.90    $18,179.85
12/31/1998   $14,957.00    $19,227.01
1/31/1999    $14,714.40    $20,030.70
2/28/1999    $14,083.60    $19,407.75
3/31/1999    $14,944.90    $20,184.06
4/30/1999    $16,509.70    $20,965.18
5/31/1999    $17,019.20    $20,470.40
6/30/1999    $17,892.60    $21,606.51
7/31/1999    $17,819.80    $20,932.39
8/31/1999    $17,237.50    $20,829.82
9/30/1999    $16,606.80    $20,259.08
10/31/1999   $16,897.90    $21,541.48
11/30/1999   $18,648.20    $21,978.77
12/31/1999   $19,195.50    $23,273.32
1/31/2000    $18,728.30    $22,105.00
2/29/2000    $18,020.80    $21,687.22
3/31/2000    $19,422.50    $23,808.23
4/30/2000    $18,808.40    $23,091.60
5/31/2000    $19,462.50    $22,618.22
6/30/2000    $19,208.90    $23,176.89
7/31/2000    $18,875.20    $22,815.33
8/31/2000    $20,784.00    $24,232.16
9/30/2000    $19,929.70    $22,952.71
10/31/2000   $20,036.50    $22,856.31
11/30/2000   $18,515.40    $21,055.23
12/31/2000   $19,160.70    $21,158.40
1/31/2001    $22,617.90    $21,909.52
2/28/2001    $20,820.20    $19,911.37
3/31/2001    $20,174.80    $18,648.99
4/30/2001    $22,341.40    $20,098.02
5/31/2001    $23,493.80    $20,232.68
6/30/2001    $23,324.70    $19,741.02
7/31/2001    $22,848.40    $19,547.56
8/31/2001    $21,404.10    $18,323.88
9/30/2001    $19,283.60    $16,843.31
10/31/2001   $19,529.50    $17,165.02
11/30/2001   $21,818.90    $18,481.58
12/31/2001   $21,730.10    $18,644.22
1/31/2002    $20,771.20    $18,372.01
2/28/2002    $18,887.60    $18,017.43
3/31/2002    $19,949.30    $18,694.89
4/30/2002    $17,997.10    $17,561.98
5/31/2002    $17,483.40    $17,432.02
6/30/2002    $14,966.20    $16,190.86
7/31/2002    $13,082.60    $14,929.59
8/31/2002    $13,271.00    $15,028.12
9/30/2002    $11,336.00    $13,394.57
10/31/2002   $12,860.00    $14,573.29
11/30/2002   $14,178.50    $15,431.66
12/31/2002   $12,928.50    $14,525.82
1/31/2003    $12,740.10    $14,145.24
2/28/2003    $12,397.60    $13,933.06
3/31/2003    $12,500.40    $14,068.21
4/30/2003    $13,527.80    $15,227.43
5/31/2003    $14,743.60    $16,029.92
6/30/2003    $14,795.00    $16,235.10
7/31/2003    $15,120.30    $16,520.84
8/31/2003    $15,599.80    $16,843.00
9/30/2003    $15,308.70    $16,664.46
10/31/2003   $16,319.00    $17,607.67
11/30/2003   $16,610.10    $17,762.62
12/31/2003   $17,260.80    $18,693.38
1/31/2004    $17,500.50    $19,037.34
2/29/2004    $17,825.90    $19,301.96
3/31/2004    $17,791.70    $19,010.50
4/30/2004    $17,363.60    $18,712.03
5/31/2004    $17,603.30    $18,968.39
6/30/2004    $17,997.10    $19,336.37
7/31/2004    $17,209.40    $18,696.34
8/31/2004    $17,089.60    $18,771.12
9/30/2004    $17,603.30    $18,973.85
10/31/2004   $17,808.80    $19,264.15
11/30/2004   $18,647.80    $20,044.35
12/31/2004   $19,230.10    $20,725.86
1/31/2005    $18,767.70    $20,220.15
2/28/2005    $19,521.20    $20,644.77
3/31/2005    $19,264.30    $20,279.36
4/30/2005    $18,716.30    $19,894.05
5/31/2005    $19,555.40    $20,526.68
6/30/2005    $19,863.60    $20,555.42
7/31/2005    $20,960.07    $21,320.08
8/31/2005    $20,788.20    $21,126.07
9/30/2005    $20,942.03    $21,297.19
10/31/2005   $20,085.50    $20,941.53
11/30/2005   $20,788.49    $21,733.12
12/31/2005   $20,755.23    $21,739.64
1/31/2006    $21,612.42    $22,315.74
2/28/2006    $21,647.00    $22,375.99
3/31/2006    $21,937.07    $22,653.45
4/30/2006    $22,467.95    $22,957.01
5/31/2006    $21,697.30    $22,295.84
6/30/2006    $21,816.64    $22,327.06
7/31/2006    $21,679.19    $22,465.49
8/31/2006    $22,091.09    $23,000.17
9/30/2006    $22,588.14    $23,593.57
10/31/2006   $23,306.45    $24,362.72
11/30/2006   $23,837.83    $24,825.61
12/31/2006   $24,064.29    $25,173.17
1/31/2007    $24,665.90    $25,553.29
2/28/2007    $24,253.98    $25,052.44
3/31/2007    $24,632.34    $25,333.03
4/30/2007    $25,474.77    $26,455.28
5/31/2007    $26,593.11    $27,378.57
6/30/2007    $26,317.41    $26,924.20

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

discretionary where the fund's average holding appreciated over 50% during the period. Within this sector the fund focused its holdings on companies we believed would benefit from international growth such as the farm products company Bunge and apparel giant Nike, which contributed 0.80% and 0.54% to the fund's total return, respectively. Both companies were selling at what we believed were attractive relative values when we purchased them and each had what we believed were unappreciated growth prospects. Bunge sells fundamental farm commodities such as soybeans, corn, wheat, vegetable oils and fertilizers.


CITIZENS VALUE FUND                    22

Population growth and improving nutrition create strong markets for all of these products. The Nike franchise also operates on a worldwide scale and has growth driven by the development of consumer economies in growing countries. The fund continues to hold both names.

The fund also was rewarded by our holding luxury retailer Nordstrom, whose shares were up 42.53% for the period, adding 0.79% to the fund's total return. The fund sold its shares of the company in May 2007. A review of the Nordstrom holding is a good example of our relative value strategy at work. The fund had initiated a position in the company in October of 2004 when Nordstrom shares were selling at a price earnings ratio of a little more than 14.5 based on a consensus forecast of approximately $1.40 in earnings for the next twelve months. At that time Nordstrom's multiple was more than 15% below the industry average. We thought that Nordstrom was undervalued and we believed that the company could grow earnings more than expected. With a strong global economy we thought it was inevitable that increasing amounts of money would find its way to Nordstrom where luxury goods appeal strongly to the affluent consumer. In our relative value strategy we look for situations where we can gain from both earnings growth and a positive "re-rating" by investors. By May of 2007 when the fund sold the last of its Nordstrom position, the company was trading at 17.5 times earnings that were expected to be $2.80 for the coming year. Importantly for us, the company was trading at a little more than the industry average--a sell signal for our strategy.

The fund's second best sector was information technology where the fund continued to be rewarded by the growth of long-time holding MEMC Electronic Materials, a maker of silicon wafers used in solar panels and other semiconductors. MEMC increased in value by almost 63%, returning 0.65% of the fund's total return during the period and continues to execute effectively and benefit from favorable pricing and tight capacity for its basic products. The fund also benefited from another long-time holding, Hewlett Packard, which appreciated more than 40% during the period contributing 0.67% of the fund's gains. The fund continues to hold both names.

The fund's weakest sector both in absolute terms and relative to the S&P 500 Index was financials where the average holding increased in value by 10.27% versus a gain of 14.80% for the average company within the benchmark. Within financials the fund had some good holdings such as Goldman Sachs, which returned almost 43% and Merrill Lynch which rose 20% during the period. They contributed 0.61% and 0.56%, respectively.


                                       23                    CITIZENS VALUE FUND

However, the fund was hurt by a decline in the share prices of its holdings in commercial banks and consumer finance. The fund's worst position for the fiscal year was Wachovia Corp. which declined by more than 28%, detracting 0.56% from the fund's performance. The fund also saw an 8.51% decline in Capital One and a drop of 6.51% in Bank of America during the period detracting 0.23% and 0.05%, respectively, from the fund's performance. The weakness of this sector was related to investor concerns that current levels of interest rates would compress these companies' earnings that are already under pressure from a slow housing market. In addition to these industry-wide factors, Wachovia in particular has been under a cloud of negative investor perception that it has overpaid for several acquisitions. Taking a longer-term view, the fund still holds all of these companies, as we believe that the fundamental business of these financial institutions is still fairly strong and the names are quite reasonably valued. We will continue to monitor these names closely.

OUTLOOK

Looking ahead, we feel positive about the economy and its prospects. It is true that growth within the U.S. has slowed, but we believe the economy is far from recession or decline. In fact the economy may have already bottomed and be in the process of re-accelerating. Employment is good and interest rates are low--both positive indicators for the future of consumer spending and investment. Further, as we have seen in the first half of 2007 the U.S. is not the only economy in the world that can drive growth. We are encouraged about the prospects for the Citizens Value Fund because we believe its focused relative value strategy is particularly suited to uncover opportunities within transitional economic conditions.


CITIZENS VALUE FUND                    24

CITIZENS GLOBAL EQUITY FUND

(PHOTO OF JONATHAN WHITE)

"WE EXPECT THAT IN THE COMING YEAR THE MOST ENERGETIC ECONOMIC GROWTH WILL CONTINUE TO OCCUR OUTSIDE OF THE UNITED STATES. WE BELIEVE THE FUND IS WELL POSITIONED TO BENEFIT FROM THIS TREND."

PORTFOLIO MANAGER

Jonathan White, CFA

INVESTMENT GOAL

Capital appreciation

INVESTMENT STRATEGY

Invests in promising companies throughout the world

INCEPTION DATES

Standard shares          2.08.94
Institutional shares    11.01.99
Administrative shares    2.04.00

RISKS

Growth and foreign investing (See pages 6-8 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

The Citizens Global Equity Fund, standard shares, gained 16.91% for the one-year period ended June 30, 2007. The MSCI World Index returned 23.59%. Markets around the globe powered their way higher, driven by a surplus of liquidity that sought a home in an environment of low interest rates, low inflation and positive earnings reports.

In retrospect, we were too focused on the developing problems of the U.S. economy and had too generous an assessment of the importance of the American consumer as a driver of international growth. As a result, we overreacted to the market correction in the second quarter of 2006, and for the first half of the fiscal year adopted a somewhat defensive posture--we increased the fund's exposure in healthcare, consumer staples and financial


                                       25            CITIZENS GLOBAL EQUITY FUND

CITIZENS GLOBAL EQUITY FUND PERFORMANCE (as of 6.30.07)


                                        AVERAGE ANNUAL RETURN
                                 ----------------------------------   EXPENSE RATIOS*
                        Ticker      1       5       10      Since     ---------------
Share class             symbol    year    years   years   inception    Gross    Net
-----------             ------   ------   -----   -----   ---------    -----   -----
STANDARD SHARES          WAGEX   16.91%   8.55%   5.89%      7.43%     2.01%   2.01%
INSTITUTIONAL SHARES     CGEIX   17.69%   9.26%     NA       0.92%     1.40%   1.40%
ADMINISTRATIVE SHARES    CEADX   17.26%   8.88%     NA      -4.51%     1.73%   1.73%

* Reflects the expense ratio as reported in the Prospectus dated August 29, 2006.

PERFORMANCE OVERTIME (as of 6.30.07)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

                              (PERFORMANCE GRAPH)

CITIZENS GLOBAL EQUITY FUND - STANDARD SHARES

PERFORMANCE SINCE INCEPTION 02/08/94

DATE         FUND VALUE   INDEX VALUE
----         ----------   -----------
2/8/1994     $10,000.00    $10,000.00
2/28/1994    $10,000.00    $10,089.00
3/31/1994    $10,000.00    $ 9,652.15
4/30/1994    $10,000.00    $ 9,948.47
5/31/1994    $ 9,880.00    $ 9,971.35
6/30/1994    $ 9,800.00    $ 9,941.43
7/31/1994    $ 9,990.00    $10,128.33
8/31/1994    $10,070.00    $10,431.17
9/30/1994    $10,000.00    $10,154.74
10/31/1994   $10,170.00    $10,441.11
11/30/1994   $ 9,680.00    $ 9,985.88
12/31/1994   $ 9,731.40    $10,079.74
1/31/1995    $ 9,399.30    $ 9,925.52
2/28/1995    $ 9,640.80    $10,067.46
3/31/1995    $ 9,872.30    $10,550.70
4/30/1995    $10,154.10    $10,915.75
5/31/1995    $10,617.00    $11,006.35
6/30/1995    $10,757.90    $11,000.85
7/31/1995    $11,180.50    $11,548.69
8/31/1995    $10,778.00    $11,288.84
9/30/1995    $11,090.00    $11,615.09
10/31/1995   $10,939.00    $11,429.25
11/30/1995   $10,918.90    $11,823.56
12/31/1995   $11,068.60    $12,166.44
1/31/1996    $11,435.20    $12,384.22
2/26/1996    $11,384.30    $12,457.29
3/31/1996    $11,465.80    $12,661.59
4/30/1996    $11,964.70    $12,956.60
5/31/1996    $11,964.70    $12,965.67
6/30/1996    $12,107.30    $13,029.21
7/31/1996    $11,730.50    $12,566.67
8/30/1996    $11,924.00    $12,708.67
9/30/1996    $12,280.40    $13,203.04
10/31/1996   $12,249.80    $13,292.82
11/30/1996   $12,677.50    $14,034.56
12/31/1996   $12,524.80    $13,807.20
1/31/1997    $13,003.40    $13,971.51
2/28/1997    $13,003.40    $14,129.38
3/31/1997    $12,881.20    $13,846.80
4/30/1997    $13,217.20    $14,296.82
5/31/1997    $14,164.20    $15,176.07
6/30/1997    $14,734.40    $15,930.32
7/31/1997    $15,569.40    $16,661.52
8/29/1997    $14,561.30    $15,543.53
09/30/1997   $15,498.10    $16,385.99
10/31/1997   $14,428.90    $15,520.81
11/29/1997   $14,663.10    $15,792.43
12/31/1997   $15,018.30    $15,981.94
1/31/1998    $15,346.40    $16,424.64
2/28/1998    $16,436.60    $17,533.30
3/31/1998    $16,955.20    $18,271.45
4/30/1998    $17,293.80    $18,446.86
5/31/1998    $17,209.20    $18,212.58
6/30/1998    $17,939.40    $18,642.40
7/31/1998    $19,273.00    $18,608.84
8/31/1998    $16,394.20    $16,124.56
9/30/1998    $16,087.30    $16,406.74
10/31/1998   $17,071.60    $17,886.63
11/30/1998   $18,140.50    $18,947.31
12/31/1998   $19,862.50    $19,870.04
1/31/1999    $21,121.60    $20,303.21
2/28/1999    $20,611.40    $19,761.11
3/31/1999    $21,360.30    $20,581.20
4/30/1999    $21,316.90    $21,390.04
5/31/1999    $20,340.10    $20,605.03
6/30/1999    $21,946.50    $21,563.16
7/31/1999    $22,445.70    $21,496.31
8/31/1999    $22,934.20    $21,455.47
9/30/1999    $23,672.20    $21,245.21
10/31/1999   $25,430.50    $22,345.71
11/30/1999   $29,240.20    $22,971.39
12/31/1999   $34,578.50    $24,827.48
1/31/2000    $34,129.90    $23,402.38
2/29/2000    $40,208.90    $23,463.23
3/31/2000    $38,706.00    $25,082.19
4/30/2000    $35,195.40    $24,018.70
5/31/2000    $32,380.20    $23,408.63
6/30/2000    $33,647.60    $24,192.82
7/31/2000    $33,367.20    $23,508.16
8/31/2000    $35,049.60    $24,269.83
9/30/2000    $32,447.50    $22,976.24
10/31/2000   $30,910.90    $22,587.95
11/30/2000   $27,692.00    $21,214.60
12/31/2000   $27,881.40    $21,554.03
1/31/2001    $28,247.00    $21,970.02
2/28/2001    $24,432.80    $20,111.36
3/31/2001    $22,044.30    $18,786.02
4/30/2001    $23,835.70    $20,170.55
5/31/2001    $23,311.70    $19,908.33
6/30/2001    $22,312.40    $19,281.22
7/31/2001    $21,276.60    $19,022.85
8/31/2001    $20,167.70    $18,107.85
9/30/2001    $18,193.60    $16,510.74
10/31/2001   $18,522.60    $16,826.10
11/30/2001   $19,558.40    $17,818.84
12/31/2001   $19,789.90    $17,929.31
1/31/2002    $18,961.30    $17,384.26
2/28/2002    $18,522.60    $17,231.28
3/31/2002    $19,302.50    $17,989.46
4/30/2002    $18,632.30    $17,377.82
5/31/2002    $18,510.40    $17,407.36
6/30/2002    $17,328.40    $16,348.99
7/31/2002    $15,902.60    $14,969.14
8/31/2002    $15,878.30    $14,994.58
9/30/2002    $14,306.30    $13,343.68
10/31/2002   $15,756.40    $14,327.11
11/30/2002   $16,426.60    $15,097.91
12/31/2002   $15,549.20    $14,364.15
1/31/2003    $14,903.40    $13,926.04
2/28/2003    $14,745.00    $13,682.34
3/31/2003    $14,416.00    $13,637.18
4/30/2003    $15,537.10    $14,845.44
5/31/2003    $16,268.20    $15,690.15
6/30/2003    $16,317.00    $15,960.02
7/31/2003    $16,658.20    $16,282.41
8/31/2003    $17,011.60    $16,632.48
9/30/2003    $16,706.90    $16,732.27
10/31/2003   $17,511.20    $17,722.83
11/30/2003   $17,986.40    $17,990.44
12/31/2003   $18,900.40    $19,118.44
1/31/2004    $19,119.70    $19,424.34
2/29/2004    $19,205.00    $19,748.72
3/31/2004    $18,729.80    $19,618.38
4/30/2004    $18,218.00    $19,347.65
5/31/2004    $18,315.40    $19,390.21
6/30/2004    $18,498.20    $19,787.71
7/31/2004    $17,706.20    $19,142.63
8/31/2004    $17,462.40    $19,226.86
9/30/2004    $17,657.40    $19,590.25
10/31/2004   $18,096.10    $20,070.21
11/30/2004   $18,876.00    $21,123.89
12/31/2004   $19,546.20    $21,930.83
1/31/2005    $19,034.40    $21,437.38
2/28/2005    $19,716.80    $22,116.95
3/31/2005    $19,375.60    $21,690.09
4/30/2005    $18,936.90    $21,215.08
5/31/2005    $19,217.20    $21,592.71
6/30/2005    $19,326.90    $21,780.56
7/31/2005    $19,898.98    $22,540.70
8/31/2005    $20,191.49    $22,709.76
9/30/2005    $20,496.38    $23,300.21
10/31/2005   $20,033.16    $22,734.02
11/30/2005   $20,630.15    $23,491.06
12/31/2005   $21,057.20    $24,012.56
1/31/2006    $21,996.35    $25,085.92
2/28/2006    $21,716.99    $25,048.30
3/31/2006    $22,422.80    $25,599.36
4/30/2006    $23,238.99    $26,377.58
5/31/2006    $22,262.95    $25,475.46
6/30/2006    $22,336.42    $25,467.82
7/31/2006    $22,191.23    $25,625.72
8/31/2006    $22,508.56    $26,291.99
9/30/2006    $22,483.81    $26,604.87
10/31/2006   $23,288.73    $27,581.26
11/30/2006   $23,654.36    $28,257.01
12/31/2006   $24,091.96    $28,830.62
1/31/2007    $24,482.25    $29,170.82
2/28/2007    $24,141.95    $29,019.14
3/31/2007    $24,506.49    $29,550.19
4/30/2007    $25,347.07    $30,853.35
5/31/2007    $26,028.90    $31,717.24
6/30/2007    $26,113.50    $31,470.68


Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

stocks, and trimmed the technology, energy and industrial sectors. Fundamental developments, particularly the continued deterioration of the U.S. housing market and housing related financial instruments, led us to believe that it was just a matter of time before the American consumer would cut back on spending. This, we expected, would lead to slower overseas economies dependent on exports to the U.S. and hence weaker markets and a meaningful correction in equity prices. However, our assessment of international sensitivity to a moderate slowing of U.S. economic activity proved to be exaggerated, and our stock selections


CITIZENS GLOBAL EQUITY FUND            26
lagged. By the final quarter of the fiscal year we adjusted the portfolio and the fund performed in line with the index, but was unable to make up for its earlier underperformance.

The fund's best performer for the fiscal year was Volvo. The stock of the Swedish maker of trucks, busses and engines rose by over 102% and contributed 2.28% of the fund's performance. We trimmed the fund's position in Volvo, but it was still over 2.0% of the portfolio at fiscal year end. Volvo was followed in performance by Nintendo, which was added to the portfolio in November, just prior to its introduction of the Wii gaming console. A 1.8% position at fiscal year end, it appreciated over 74% to contribute 0.87% to the fund's total return. Two European financial stocks rose by over 64% each--Deutsche Boerse contributed 1.61% and Julius Baer Holding contributed 0.88% to the fund's total return during the period. Both benefited from the strong capital markets during the year, Duetsche Boerse as the primary German stock exchange and Julius Baer as a notable wealth manager.

Many of the fund's worst performing stocks were sold early in the fiscal year, when the market was near its low point. The fund's greatest detractor from performance was Corning, sold in July 2006, which cost the fund 0.38% of its return as the stock declined by almost 25% in less than a month. It suffered when the supply of LCD panels went from shortage to surplus at a time when stocks were particularly vulnerable in July 2006. Similarly, Fluor, an engineering and construction firm, was sold in September after a 16% decline amidst fears of a slowdown in capital spending. This detracted 0.36% from the fund's performance. The fund's performance problem was not so much an abundance of losing stocks as it was not owning enough stocks that could keep up with the market.

OUTLOOK

As the fund ends the fiscal year, it is worthwhile to review how the characteristics of the portfolio have changed from a year ago. First, the companies held are generally smaller. The weighted average market capitalization for the fund declined over the year from $61 billion to $49 billion while that of the index increased from $67 billion to $78 billion. This reflects a move toward a stock selection process focused on more company specific data than on country and sector selection. Valuation parameters have not changed much. At the end of the last fiscal year the trailing twelve-month price to earnings ratio was 17.6 times. This year it stands at 17.1. Dividend yield declined from 1.6% to 1.4%. However, growth


                                       27            CITIZENS GLOBAL EQUITY FUND
has picked up. Actual sales growth rose from 13.0% last year to 24.2% this year. Forecasted earnings growth for the next five years rose from 12.8% to 13.6%. Geographically, exposure to the U.S., Japanese and United Kingdom markets has been reduced, while it has grown to continental Europe, the Pacific rim, and emerging markets. At the fiscal year end, emerging markets comprised 7.7% of the fund, up from 1.1% one year ago.

We expect that in the coming year the most energetic economic growth will continue to occur outside of the United States. We are challenged here by a weak housing market, high energy costs, and rising interest rates. These impact our ability to maintain and increase consumer spending levels, and consumer spending is the primary driver of our economy. Fortunately, a number of mature economies in Europe are experiencing a bit of renewal, and emerging markets are prospering and demonstrating a new ability to sustain a less volatile, while still high, level of growth. We believe this should provide opportunities for the fund, although the levels of the recent past may be tough to maintain.


CITIZENS GLOBAL EQUITY FUND            28

CITIZENS BALANCED FUND

(PHOTO OF SOPHIA COLLIER)

(PHOTO OF ROBERT MAGAN)

"IN JANUARY 2007, WE ADOPTED A MANAGEMENT APPROACH SIMILAR TO THAT OF THE CITIZENS VALUE FUND FOR THE EQUITY PORTION OF THE FUND. THIS PROVIDES EXPOSURE TO A STRATEGY WITH A PROVEN TRACK RECORD."

PORTFOLIO MANAGERS

Sophia Collier
Robert Magan, CFA

INVESTMENT GOAL

Current income and capital appreciation

INVESTMENT STRATEGY

Invests in a blend of stocks, bonds and money market securities

INCEPTION DATE

Standard shares   12.20.02

RISKS

Value and fixed-income investing (See pages 6-8 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

Citizens Balanced Fund had double-digit returns for the one-year period ended June 30, 2007 with a return of 11.81% compared to the 14.67% return of the Blended Index, the fund's benchmark. The Blended Index combines 60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Aggregate Index. For the one-year period, the S&P 500 Index gained 20.59% and the Lehman Brothers U.S. Aggregate Index gained 6.12%.

The fund's defensive position in the first half of the period meant it did not fully participate in the stock market rally that began in July of 2006. This resulted in its underperformance. However, in January 2007, we adopted a management approach similar to that of the Citizens Value Fund for the equity portion of the fund. Our intent was to provide the fund exposure to a proven strategy


                                       29                 CITIZENS BALANCED FUND

CITIZENS BALANCED FUND PERFORMANCE (as of 6.30.07)

                                 AVERAGE ANNUAL RETURN
                           ---------------------------------   EXPENSE RATIOS*
                  Ticker     1       3       5       Since     ---------------
Share class       symbol    year   years   years   inception    Gross    Net
-----------       ------   -----   -----   -----   ---------    -----   ----
STANDARD SHARES   CFBLX    11.81%  7.87%     NA      8.80%      1.80%   1.30%

* Reflects the expense ratio as reported in the Prospectus dated August 29, 2006.

PERFORMANCE OVER TIME (as of 6.30.07)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

                               (PERFORMANCE GRAPH)

CITIZENS BALANCED FUND

PERFORMANCE SINCE INCEPTION 12/20/02

   DATE      FUND VALUE   INDEX VALUE
----------   ----------   -----------
12/20/2002   $10,000.00    $10,000.00
12/31/2002   $ 9,960.00    $ 9,921.00
1/31/2003    $ 9,720.00    $ 9,768.22
2/28/2003    $ 9,700.00    $ 9,734.03
3/31/2003    $ 9,735.30    $ 9,787.56
4/30/2003    $10,095.50    $10,303.37
5/31/2003    $10,465.70    $10,706.23
6/30/2003    $10,487.30    $10,780.10
7/31/2003    $10,617.50    $10,748.84
8/31/2003    $10,807.90    $10,903.63
9/30/2003    $10,767.30    $10,949.42
10/31/2003   $11,198.40    $11,280.09
11/30/2003   $11,368.80    $11,350.03
12/31/2003   $11,592.30    $11,752.96
1/31/2004    $11,684.50    $11,919.85
2/29/2004    $11,766.50    $12,071.23
3/31/2004    $11,706.10    $11,997.60
4/30/2004    $11,500.90    $11,760.04
5/31/2004    $11,624.00    $11,837.66
6/30/2004    $11,672.90    $12,002.20
7/31/2004    $11,323.30    $11,811.37
8/31/2004    $11,302.70    $11,930.66
9/30/2004    $11,578.70    $12,021.34
10/31/2004   $11,743.60    $12,171.60
11/30/2004   $12,073.60    $12,428.42
12/31/2004   $12,287.40    $12,727.95
1/31/2005    $12,139.70    $12,573.94
2/28/2005    $12,308.50    $12,703.45
3/31/2005    $12,221.70    $12,542.12
4/30/2005    $12,031.40    $12,466.86
5/31/2005    $12,412.00    $12,758.59
6/30/2005    $12,578.40    $12,796.87
7/31/2005    $12,938.14    $13,036.17
8/31/2005    $12,970.49    $13,032.26
9/30/2005    $13,113.16    $13,041.38
10/31/2005   $12,869.26    $12,869.23
11/30/2005   $13,261.77    $13,184.53
12/31/2005   $13,375.82    $13,237.27
1/31/2006    $13,620.60    $13,447.74
2/28/2006    $13,525.26    $13,488.08
3/31/2006    $13,628.05    $13,535.29
4/30/2006    $13,606.24    $13,634.10
5/31/2006    $13,019.81    $13,392.77
6/30/2006    $13,103.14    $13,415.54
7/31/2006    $13,017.97    $13,537.62
8/31/2006    $13,135.13    $13,813.79
9/30/2006    $13,246.78    $14,076.25
10/31/2006   $13,461.38    $14,388.75
11/30/2006   $13,655.22    $14,620.41
12/31/2006   $13,776.75    $14,709.59
1/31/2007    $13,973.76    $14,840.50
2/28/2007    $13,875.94    $14,757.40
3/31/2007    $14,017.48    $14,856.27
4/30/2007    $14,369.32    $15,282.65
5/31/2007    $14,809.02    $15,556.21
6/30/2007    $14,650.62    $15,383.60


Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

with good opportunity for appreciation, consistent with the lower risk profile that we believe is inherent in a valuation sensitive strategy. Results from this change were positive and the fund outperformed its benchmark for the six months ended June 30, 2007 with a total return of 6.35% versus 4.59% for the benchmark.

The fund's single best stock holding during the period was Precision Castparts, which appreciated almost 102%, and contributed 1.00% to the fund's performance. The company's expertise is making complex high-value metal components used in gas turbines, aircraft and other critical devices. Its success is the result of a booming global economy and the increasing need for new large-scale infrastructure and equipment.


CITIZENS BALANCED FUND                 30

During the period, the fund's best performing sector was consumer discretionary where the fund's average holding appreciated by over 25% versus 19% for the average company within the fund's benchmark. McDonald's, Walt Disney and Polo Ralph Lauren were the top contributors within the group during the period, contributing 0.32%, 0.29% and 0.28%, respectively to the fund's performance. Socially responsible investors are sometimes surprised to see a company like McDonald's in the portfolio. When a company the size of McDonald's takes a positive social or environmental action the results can be very significant. Over the last ten years McDonald's has developed a comprehensive social and environmental responsibility plan and made what we believe is excellent progress in implementing its plan. For example, a significant public health issue is the emergence of "super-bugs" that are resistant to antibiotics. It is believed one factor creating this problem is routine administration of antibiotics to promote growth of poultry and cattle. McDonald's has addressed this issue by prohibiting this practice and taking a leadership position within the industry to encourage other companies to follow suit. This is just one example of a long list of corporate social responsibility initiatives undertaken by the company.

Another stand-out sector during the period was telecommunications services where the fund's holding America Movil S.A.B de C.V. appreciated by over 30% while the fund held it, and contributed 0.35% of the fund's performance. The company is the largest wireless provider in Latin America. The fund sold its position in the company in January 2007.

The financials sector was the fund's weakest sector during the period on a relative basis versus the benchmark--the fund's average holding gained 10.3% compared to 14.8% for the average company within the benchmark. The sector's weakness was concentrated in the commercial banking industry where investors were concerned that current interest rate levels would compress company earnings, in an environment already under pressure from a slow housing market. In addition to these industry-wide factors, one of the fund's commercial banking holdings--Wachovia--which declined by 5% during the year, came under a cloud of negative investor perception that it overpaid for several acquisitions. Taking a longer term view, the fund still holds Wachovia and select other names within the commercial banking sector as we believe that the fundamental businesses of these financial institutions are still fairly strong and the names are quite


                                       31                 CITIZENS BALANCED FUND
reasonably valued. We will continue to monitor these names closely. The fund's largest single detractor from performance was Valero Energy Corp. which fell by more than 23%, detracting 0.37% from the fund's performance. The fund sold Valero in January 2007.

In terms of asset allocation, over the course of the one-year period the fund increased the weight of the equity portion of its portfolio, moving from approximately 60% in December 2006 to 70% on June 30, 2007. We believed equities would likely outperform fixed income securities and this proved to be the correct call. To generate the cash needed to make the changes to the fund's holdings, we reduced the fund's weighting in corporate and federal agency bonds. At the same time we sought to position the fixed income portion of the portfolio closer to the benchmark. To accomplish this realignment, the fund purchased U.S. Treasury securities. This also benefited the fund because in the second half of the fund's fiscal year, U.S. Treasury securities outperformed other fixed income securities during the one-year period. We kept the average duration and maturity of the fund short of the benchmark in anticipation of higher interest rates.

OUTLOOK

Looking ahead, we feel positive about the economy and its prospects. It is true that growth within the United States has slowed, but we believe the economy is far from recession or decline. In fact, the economy may have already bottomed and be in the process of re-accelerating. Employment is good and interest rates are low --both positive indicators for the future of consumer spending and investment. Further, as we have seen in 2007, the United States is not the only economy in the world that can drive growth. We are encouraged about the prospects for the Citizens Balanced Fund because we believe the focused relative value strategy used in the equity portion is particularly suited to uncover opportunities within transitional economic conditions. At the same time we believe the fund's fixed income holdings will continue to add balance and a measure of safety to the portfolio.


CITIZENS BALANCED FUND                 32

CITIZENS INCOME FUND

(DWIGHT ASSET MANAGEMENT COMPANY)

PORTFOLIO MANAGER

The fund is managed by a team of portfolio managers at Dwight Asset Management Company

INVESTMENT GOAL

Current income and monthly dividend payment

INVESTMENT STRATEGY

Invests in bonds that are diversified across sectors, including U.S. treasury, mortgages, corporate, and asset-backed securities

INCEPTION DATE

Standard shares   6.10.92

RISKS

Fixed-income investing; high-yield security risks (See pages 6-8 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

For the one-year period ended June 30, 2007, the Citizens Income Fund gained 4.60%--trailing the benchmark, the Lehman Brothers U.S. Aggregate Index, which returned 6.12%.

The fund's underweight position in both the investment grade corporate bond sector and to residential mortgage-backed securities in the early part of the fiscal year detracted from performance as these were the two best performing investment grade sectors.

The fund benefited, however, from a maturity structure shorter than that of the index from early October through early January and from overweight positions in both commercial mortgage-backed securities (CMBS) and asset-backed securities
(ABS). In addition, the fund maintained a modest allocation in the high-yield sector which outperformed duration-matched Treasuries by a wide margin.

The close of the fourth quarter of the fund's fiscal year marked the one-year anniversary of a 5.25% federal funds rate, a policy prescription that worked well. During the last year, real gross domestic product (GDP) growth slowed to a moderate rate, and core inflation slipped back into the Federal Reserve's (the Fed's) comfort


                                       33                   CITIZENS INCOME FUND

CITIZENS INCOME FUND PERFORMANCE (as of 6.30.07)

                                AVERAGE ANNUAL RETURN
                           --------------------------------   EXPENSE RATIOS*
                  Ticker     1      5       10      Since     ---------------
Share class       symbol   year   years   years   inception    Gross    Net
-----------       ------   ----   -----   -----   ---------    -----   ----
STANDARD SHARES    WAIMX   4.60%  3.68%   3.96%     5.01%      1.49%   1.49%

* Reflects the expense ratio as reported in the Prospectus dated August 29, 2006.

PERFORMANCE OVER TIME (as of 6.30.07)

This chart shows performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

                              (PERFORMANCE GRAPH)

CITIZENS INCOME FUND

PERFORMANCE SINCE INCEPTION 06/10/92

DATE         FUND VALUE   INDEX VALUE
----         ----------   -----------
6/10/1992    $10,000.00    $10,000.00
6/30/1992    $10,080.00    $10,117.00
7/31/1992    $10,290.10    $10,323.39
8/31/1992    $10,373.30    $10,427.65
9/30/1992    $10,517.20    $10,551.74
10/31/1992   $10,320.30    $10,411.40
11/30/1992   $10,266.60    $10,413.49
12/31/1992   $10,419.20    $10,579.06
1/31/1993    $10,619.30    $10,782.18
2/28/1993    $10,828.40    $10,970.87
3/31/1993    $10,854.10    $11,016.94
4/30/1993    $10,919.30    $11,094.06
5/31/1993    $10,882.90    $11,108.49
6/30/1993    $11,095.60    $11,309.55
7/31/1993    $11,142.80    $11,374.01
8/31/1993    $11,335.20    $11,573.06
9/30/1993    $11,380.50    $11,604.31
10/31/1993   $11,449.30    $11,647.24
11/30/1993   $11,357.80    $11,548.24
12/31/1993   $11,456.80    $11,610.60
1/31/1994    $11,585.90    $11,767.34
2/28/1994    $11,393.70    $11,562.59
3/31/1994    $11,200.70    $11,277.00
4/30/1994    $11,086.30    $11,186.78
5/31/1994    $11,096.10    $11,185.66
6/30/1994    $11,096.10    $11,161.05
7/31/1994    $11,226.60    $11,383.16
8/31/1994    $11,263.20    $11,396.82
9/30/1994    $11,176.10    $11,229.28
10/31/1994   $11,136.90    $11,219.18
11/30/1994   $11,053.40    $11,194.50
12/31/1994   $11,104.20    $11,271.74
1/31/1995    $11,257.40    $11,494.92
2/28/1995    $11,567.90    $11,768.50
3/31/1995    $11,668.50    $11,840.29
4/30/1995    $11,838.10    $12,006.05
5/31/1995    $12,171.20    $12,470.68
6/30/1995    $12,255.80    $12,561.72
7/31/1995    $12,289.10    $12,534.08
8/31/1995    $12,403.10    $12,685.75
9/30/1995    $12,587.90    $12,808.80
10/31/1995   $12,680.50    $12,975.31
11/30/1995   $12,842.90    $13,169.94
12/31/1995   $13,034.10    $13,354.32
1/31/1996    $13,123.60    $13,442.46
2/26/1996    $13,014.50    $13,208.56
3/31/1996    $12,895.70    $13,116.10
4/30/1996    $12,824.90    $13,042.65
5/31/1996    $12,809.80    $13,016.57
6/30/1996    $12,927.50    $13,190.99
7/31/1996    $12,971.10    $13,226.60
8/30/1996    $13,029.50    $13,204.12
9/30/1996    $13,254.00    $13,433.87
10/31/1996   $13,478.20    $13,732.10
11/30/1996   $13,712.80    $13,966.92
12/31/1996   $13,665.80    $13,837.03
1/31/1997    $13,696.10    $13,879.92
2/28/1997    $13,767.70    $13,914.62
3/31/1997    $13,621.00    $13,760.17
4/30/1997    $13,772.70    $13,966.57
5/31/1997    $13,953.30    $14,099.25
6/30/1997    $14,163.00    $14,267.04
7/31/1997    $14,594.40    $14,652.25
8/29/1997    $14,448.00    $14,527.70
9/30/1997    $14,672.80    $14,741.26
10/31/1997   $14,855.70    $14,955.01
11/29/1997   $14,938.90    $15,023.80
12/31/1997   $15,097.80    $15,175.54
1/31/1998    $15,304.90    $15,369.79
2/28/1998    $15,281.40    $15,357.49
3/31/1998    $15,312.10    $15,409.71
4/30/1998    $15,340.80    $15,489.84
5/31/1998    $15,509.60    $15,636.99
6/30/1998    $15,649.10    $15,769.91
7/31/1998    $15,647.40    $15,803.02
8/31/1998    $15,720.30    $16,060.61
9/30/1998    $15,919.60    $16,436.43
10/31/1998   $15,669.20    $16,349.32
11/30/1998   $15,845.00    $16,442.51
12/31/1998   $15,974.80    $16,491.84
1/31/1999    $16,145.60    $16,608.93
2/28/1999    $15,895.50    $16,318.27
3/31/1999    $15,982.40    $16,408.02
4/30/1999    $16,059.20    $16,460.53
5/31/1999    $15,907.70    $16,315.68
6/30/1999    $15,770.70    $16,263.46
7/31/1999    $15,754.80    $16,193.53
8/31/1999    $15,663.80    $16,185.44
9/30/1999    $15,764.80    $16,373.19
10/31/1999   $15,766.70    $16,433.77
11/30/1999   $15,828.20    $16,432.12
12/31/1999   $15,844.20    $16,353.25
1/31/2000    $15,817.20    $16,299.28
2/29/2000    $15,931.60    $16,496.51
3/31/2000    $15,980.00    $16,714.26
4/30/2000    $15,938.70    $16,665.79
5/31/2000    $15,906.30    $16,657.45
6/30/2000    $16,298.30    $17,003.93
7/31/2000    $16,466.50    $17,158.67
8/31/2000    $16,688.70    $17,407.47
9/30/2000    $16,671.80    $17,517.13
10/31/2000   $16,634.10    $17,632.75
11/30/2000   $16,662.40    $17,921.92
12/31/2000   $16,990.00    $18,255.27
1/31/2001    $17,426.90    $18,554.66
2/28/2001    $17,641.20    $18,716.08
3/31/2001    $17,656.80    $18,809.66
4/30/2001    $17,546.20    $18,730.66
5/31/2001    $17,623.40    $18,843.05
6/30/2001    $17,579.50    $18,914.65
7/31/2001    $18,041.60    $19,338.34
8/31/2001    $18,208.40    $19,560.73
9/30/2001    $18,071.90    $19,789.59
10/31/2001   $18,259.20    $20,203.19
11/30/2001   $17,937.60    $19,924.39
12/31/2001   $17,730.70    $19,796.87
1/31/2002    $17,761.30    $19,957.23
2/28/2002    $17,802.20    $20,150.81
3/31/2002    $17,421.50    $19,816.31
4/30/2002    $17,576.70    $20,200.75
5/31/2002    $17,708.60    $20,372.45
6/30/2002    $17,427.30    $20,547.65
7/31/2002    $17,492.10    $20,796.28
8/31/2002    $17,809.30    $21,147.74
9/30/2002    $18,181.60    $21,490.33
10/31/2002   $18,060.90    $21,391.48
11/30/2002   $17,914.10    $21,385.06
12/31/2002   $18,352.40    $21,827.73
1/31/2003    $18,377.30    $21,847.37
2/28/2003    $18,737.50    $22,148.87
3/31/2003    $18,778.10    $22,131.15
4/30/2003    $19,008.60    $22,314.84
5/31/2003    $19,372.30    $22,729.89
6/30/2003    $19,392.40    $22,684.43
7/31/2003    $18,655.30    $21,922.24
8/31/2003    $18,749.60    $22,066.92
9/30/2003    $19,299.70    $22,651.70
10/31/2003   $19,147.10    $22,441.04
11/30/2003   $19,204.00    $22,494.89
12/31/2003   $19,416.20    $22,724.34
1/31/2004    $19,547.20    $22,906.14
2/29/2004    $19,731.20    $23,153.52
3/31/2004    $19,889.20    $23,327.17
4/30/2004    $19,366.90    $22,720.67
5/31/2004    $19,189.90    $22,629.79
6/30/2004    $19,270.20    $22,758.78
7/31/2004    $19,443.50    $22,984.09
8/31/2004    $19,740.40    $23,423.08
9/30/2004    $19,817.50    $23,486.33
10/31/2004   $20,027.30    $23,683.61
11/30/2004   $19,892.80    $23,494.14
12/31/2004   $20,054.00    $23,710.29
1/31/2005    $20,117.50    $23,859.66
2/28/2005    $20,101.30    $23,718.89
3/31/2005    $19,805.00    $23,597.92
4/30/2005    $19,991.10    $23,916.50
5/31/2005    $20,196.80    $24,174.79
6/30/2005    $20,299.60    $24,307.76
7/31/2005    $20,175.77    $24,086.56
8/31/2005    $20,377.53    $24,394.86
9/30/2005    $20,210.43    $24,143.60
10/31/2005   $20,018.44    $23,952.86
11/30/2005   $20,088.50    $24,058.25
12/31/2005   $20,235.15    $24,286.81
1/31/2006    $20,214.91    $24,289.24
2/28/2006    $20,287.68    $24,369.39
3/31/2006    $20,054.38    $24,130.57
4/30/2006    $19,984.19    $24,087.14
5/31/2006    $19,944.22    $24,060.64
6/30/2006    $19,964.16    $24,111.17
7/31/2006    $20,175.78    $24,436.67
8/31/2006    $20,427.98    $24,810.55
9/30/2006    $20,597.53    $25,028.88
10/31/2006   $20,727.30    $25,194.07
11/30/2006   $20,947.00    $25,486.32
12/31/2006   $20,823.42    $25,338.50
1/31/2007    $20,781.77    $25,328.37
2/28/2007    $21,083.11    $25,718.42
3/31/2007    $21,024.07    $25,718.42
4/30/2007    $21,118.68    $25,857.30
5/31/2007    $20,945.51    $25,660.79
6/30/2007    $20,882.51    $25,586.77


Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures and the growth of a $10,000 hypothetical investment assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

zone of 1-2%. When the Fed stopped tightening policy a year ago, inflation was high and still rising, while the economy showed signs of overheating. The housing market was entering a downturn, however, so the Fed gambled that they could step aside.

Against this background, interest rates fell significantly over the course of the past twelve months with the bond-equivalent yield on six-month U.S. Treasury bills declining to end the period at 4.94% while the yield on five-year Treasury notes fell to a level of 4.93%. Falling interest rates translated into positive returns for the broad-based indices of the fixed-income


CITIZENS INCOME FUND                   34
market. As a result, the Lehman Brothers U.S. Aggregate Index returned 6.12% for the one-year period ended June 30, 2007, compared to a return of -0.81% for the year ended June 30, 2006.

OUTLOOK

Our estimates show that inflation-adjusted GDP growth exceeded 3% on a seasonally-adjusted annual basis in the fourth quarter of the fund's fiscal year. We believe the resulting momentum as we begin the new fiscal year, together with continued strength in the labor market, will help maintain a moderate level of growth (2.5-3.0%) throughout the next two quarters. We remain committed to our current investment strategy. We continue to believe, for example, that the highest quality tiers of the ABS and CMBS sectors continue to offer better relative value versus the corporate sector where event risks remain elevated. Consequently, we expect that the fund will continue to maintain an underweight position in investment grade corporate bonds and just a modest exposure to high-yield fixed income securities.

Subsequent to a sell-off in residential mortgage-backed securities in early June, the fund moved from an underweight to a neutral position in this sector which we anticipate maintaining as long as interest rate volatility remains relatively muted. The fund remains neutral to the index with regard to the overall level of sensitivity to changes in interest rates. We stand poised, however, to move away from a neutral stance should the economic environment deviate significantly from our forecast. At this juncture we rate the chances as better than even that we will, within the next two quarters, increase the fund's sensitivity to interest rate changes in response to what may well turn out to be disappointing news on the pace of the economy.


                                       35                   CITIZENS INCOME FUND

CITIZENS MONEY MARKET FUND

(PHOTO OF ROBERT MAGAN)

"IF INFLATION CONTINUES TO SUBSIDE AND THE ECONOMY CONTINUES TO GROW, EVEN AT A SUB-POTENTIAL GROWTH RATE, WE BELIEVE THERE SHOULD BE NO CHANGE IN THE TARGET RATE FOR SOME TIME."

PORTFOLIO MANAGER

Robert Magan, CFA

INVESTMENT GOAL

Current income consistent with safety and liquidity

INVESTMENT STRATEGY

Invests exclusively in money market instruments

INCEPTION DATES

Standard shares        8.30.83
Institutional shares   2.01.96

RISKS

Money market investing (See pages 6-8 for important fund risk and benchmark disclosure)

PORTFOLIO REVIEW (UNAUDITED)

HOW DID THE FUND PERFORM?

The seven-day simple yield of the Citizens Money Market Fund, standard shares, rose from 4.37% on June 30, 2006 to 4.56% on June 30, 2007. The fund's standard share class had a total return of 4.45% for the period.

During the one-year period, the average weighted maturity of the fund's holdings was lengthened from 35 days to a range of 45 to 50 days. This reflected our belief that the Federal Reserve Board (the Fed) would continue to hold short-term interest rates stable during the period. While we could have been more aggressive in extending the average maturity to achieve a greater yield, we took a more conservative approach given the chance that there could be a surprise increase in the Federal Funds Target Rate (a key rate that


CITIZENS MONEY MARKET FUND             36

CITIZENS MONEY MARKET FUND PERFORMANCE (as of 6.30.07)

                                      AVERAGE ANNUAL RETURN
                                --------------------------------   EXPENSE RATIOS*
                       Ticker     1      5       10      Since     ---------------
Share class            symbol   year   years   years   inception    Gross    Net
-----------            ------   ----   -----   -----   ---------    -----   ----
STANDARD SHARES        WKAXX    4.45%  1.92%   2.98%       NA       0.98%   0.98%
INSTITUTIONAL SHARES   WAIXX    4.72%  2.22%   3.33%     3.54%      0.69%   0.69%

* Reflects the expense ratio as reported in the Prospectus dated August 29, 2006.

Data presented reflects past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month end may be obtained online at www.citizensfunds.com. Fee waivers have been instituted in the past to maintain expense limits, without which returns would have been lower. Investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume reinvestment of dividends and distributions but do not reflect the deduction of taxes you would pay on fund distributions or redemptions of fund shares.

influences mortgage rates and credit card rates) as inflation expectations were not subsiding.

The Federal Open Market Committee (FOMC) held steady its target for the federal funds rate at 5.25% during the entire one-year period ending June 30, 2007. Fed Chairman, Ben Bernanke, and other FOMC members, moderated their views of inflation during the period and took a balanced view of inflation expectations and the outlook for economic growth. In past statements from the Fed it was clear their primary focus was inflation, even if that focus came at the expense of future economic growth. Inflation expectations persisted at the higher end of the Fed's comfort range during the period even while the most recent economic data showed a decline in the inflation rate throughout the period. The FOMC kept the target for federal funds rate at 5.25% while the economy grew below their 3% sustainable growth rate and inflation rates were easing into their target range of 1-2%.

OUTLOOK

How long will the Fed keep the target rate at 5.25%? This is the question that Fed watchers and market enthusiasts will be trying to answer for many months to come. If inflation continues to subside and the economy continues to grow, even at a sub-potential growth rate, we believe there should be no change in the target rate for some time. The FOMC has made it clear to the markets that they are in a data dependent decision process


                                       37             CITIZENS MONEY MARKET FUND
and will watch economic releases closely. We too, will be watching those data points closely in the coming months. The decision to raise or lower rates will be a difficult next step for the Fed as the economy is at an inflection point. We believe that the U.S. economy will grow through the rest of 2007 at sub-potential levels but should not fall into a recession and will likely return to more sustainable growth levels in 2008. We will continue to move the average weighted maturity of the fund's holdings to the outside end of the 45 - 50 day range as rates, in our opinion, will remain stable into 2008. Moving maturities longer as the Fed holds rates steady for an extended period allows us to capture higher yields now, with the expectation that the next move by the Fed is to lower rates.


CITIZENS MONEY MARKET FUND             38

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

PORTFOLIO COMPOSITION (UNAUDITED)

PORTFOLIO COMPOSITION

                                               PERCENTAGE OF
CORE GROWTH FUND                                INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         21.0%
Information Technology                             16.3%
Healthcare                                         12.4%
Consumer Discretionary                             11.7%
Industrials                                        11.1%
Energy                                              9.6%
Consumer Staples                                    7.3%
Telecommunication Services                          3.4%
Materials                                           3.0%
Utilities                                           2.6%
Cash Equivalents                                    1.6%
------------------------------------------------------------

                                               PERCENTAGE OF
EMERGING GROWTH FUND                            INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Consumer Discretionary                             19.9%
Information Technology                             17.9%
Industrials                                        15.2%
Healthcare                                         14.4%
Energy                                             10.2%
Financials                                          8.7%
Materials                                           4.6%
Consumer Staples                                    2.8%
Utilities                                           2.2%
Cash Equivalents                                    2.1%
Telecommunication Services                          2.0%
------------------------------------------------------------

SMALL CAP                                      PERCENTAGE OF
CORE GROWTH FUND                                INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Information Technology                             21.3%
Consumer Discretionary                             18.3%
Industrials                                        16.0%
Healthcare                                         15.5%
Financials                                          9.3%
Energy                                              7.3%
Materials                                           5.2%
Cash Equivalents                                    4.7%
Consumer Staples                                    2.4%
------------------------------------------------------------

                                               PERCENTAGE OF
VALUE FUND                                      INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         19.9%
Information Technology                             15.1%
Consumer Discretionary                             11.7%
Healthcare                                         11.3%
Industrials                                        11.0%
Energy                                              9.8%
Consumer Staples                                    8.8%
Telecommunication Services                          3.7%
Cash Equivalents                                    3.3%
Utilities                                           2.8%
Materials                                           2.6%
------------------------------------------------------------

                                               PERCENTAGE OF
GLOBAL EQUITY FUND                              INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Financials                                         20.9%
Consumer Discretionary                             12.2%
Industrials                                        11.9%
Information Technology                             11.2%
Energy                                              9.9%
Healthcare                                          8.7%
Materials                                           7.0%
Telecommunication Services                          5.1%
Consumer Staples                                    4.6%
Utilities                                           4.6%
Cash Equivalents                                    3.9%
------------------------------------------------------------

SEE FINANCIAL NOTES

                                                                   JUNE 30, 2007

                                               PERCENTAGE OF
BALANCED FUND                                   INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Equity
  Financials                                       15.2%
  Information Technology                           11.6%
  Healthcare                                        8.7%
  Industrials                                       8.5%
  Consumer Discretionary                            8.1%
  Energy                                            7.6%
  Consumer Staples                                  5.2%
  Telecommunication Services                        2.7%
  Materials                                         2.3%
  Utilities                                         1.8%
------------------------------------------------------------
Fixed Income
  U.S. Government Agency Obligations               13.0%
  Corporate Bonds                                   6.5%
  U.S. Government Obligations                       6.0%
  Collateralized Mortgage Obligations               1.0%
  Foreign Government Bonds                          0.1%
------------------------------------------------------------
  Cash Equivalents                                  1.7%
------------------------------------------------------------

                                               PERCENTAGE OF
INCOME FUND                                     INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
U.S. Government Agency Obligations                 32.8%
U.S. Government Obligations                        29.3%
Collateralized Mortgage Obligations                20.7%
Corporate Bonds                                    11.1%
Cash Equivalents                                    6.1%
------------------------------------------------------------

                                               PERCENTAGE OF
MONEY MARKET FUND                               INVESTMENTS
SECURITY ALLOCATION                              AT VALUE
------------------------------------------------------------
Commercial Paper                                   73.2%
U.S. Government Agency Obligations                 13.5%
Municipal Notes                                     8.1%
Certificate of Deposit                              5.2%
------------------------------------------------------------

All portfolio compositions subject to change.

                                                             SEE FINANCIAL NOTES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Citizens Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of funds' holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Global Equity Fund, Citizens Balanced Fund, Citizens Income Fund and Citizens Money Market Fund (hereinafter referred to as the "Funds") at June 30, 2007 and results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio

August 22, 2007

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 99.7%
Air Freight - 1.8%
FedEx Corp.                                      49,500            5,493

Apparel Manufacturers - 1.2%
NIKE, Inc., Class B                              60,600            3,532

Banks - 6.5%
Banco Santander Central Hispano SA ADR          198,000            3,639
ICICI Bank Ltd. ADR                              83,400            4,099
UBS AG ADR                                       99,900            5,995
Wells Fargo & Co.                               164,000            5,768
                                                                 -------

                                                                  19,501
Biotechnology - 1.6%
Roche Holding AG ADR                             54,300            4,816

Chemicals - 3.4%
Amgen, Inc. (a)                                  65,900            3,644
Praxair, Inc.                                    90,975            6,549
                                                                 -------

                                                                  10,193
Computers - 9.7%
Apple, Inc. (a)                                  42,500            5,187
Corning, Inc. (a)                               193,700            4,949
Google, Inc., Class A (a)                         7,800            4,082
Hewlett-Packard Co.                             114,000            5,087
Microsoft Corp.                                 143,400            4,226
Oracle Corp. (a)                                283,100            5,580
                                                                 -------

                                                                  29,111
Electrical Equipment - 1.5%
Emerson Electric Co.                             95,800            4,483

Electronics - 5.4%
Cisco Systems, Inc. (a)                         165,000            4,595
Garmin, Ltd.                                     44,000            3,255
NVIDIA Corp. (a)                                 92,000            3,801
Thermo Fisher Scientific, Inc. (a)               86,300            4,463
                                                                 -------

                                                                  16,114
Energy & Utilities - 12.3%
Allegheny Energy, Inc. (a)                       78,500            4,062
Baker Hughes, Inc.                               60,000            5,048
ConocoPhillips                                   55,875            4,386
GlobalSantaFe Corp.                              64,200            4,638
Silvan Power Co. (a) (b)                         24,000                -
The AES Corp. (a)                               176,400            3,860
Transocean, Inc. (a)                             79,875            8,466
Vulcan Power Co., Class A (a) (b)                40,000                -
XTO Energy, Inc.                                113,500            6,821
                                                                 -------

                                                                  37,281
Entertainment - 1.3%
The Walt Disney Co.                             118,000            4,029

Financial - Diversified - 4.5%
JPMorgan Chase & Co.                            103,700            5,024
Lehman Brothers Holdings Inc.                    45,100            3,361
Merrill Lynch & Co., Inc.                        62,300            5,207
                                                                 -------

                                                                  13,592
Financial Services - 3.5%
Franklin Resources, Inc.                         39,700            5,259
Prudential Financial, Inc.                       55,200            5,367
                                                                 -------

                                                                  10,626
Foods - 3.1%
Hansen Natural Corp. (a)                         58,200            2,501
PepsiCo, Inc.                                   104,500            6,777
                                                                 -------

                                                                   9,278
Healthcare - 5.7%
Becton, Dickinson & Co.                          55,800            4,157
C.R. Bard, Inc.                                  31,712            2,620
Hologic, Inc. (a)                                49,218            2,722
Intuitive Surgical, Inc. (a)                     21,269            2,951
WellPoint, Inc. (a)                              57,400            4,583
                                                                 -------

                                                                  17,033
Insurance - 3.7%
AFLAC, Inc.                                      79,800            4,102
American International Group, Inc.               98,200            6,877
                                                                 -------

                                                                  10,979
Investment Banking & Brokerage - 2.1%
Affiliated Managers Group, Inc. (a)              20,400            2,627
The Goldman Sachs Group, Inc.                    17,400            3,771
                                                                 -------

                                                                   6,398

SEE FINANCIAL NOTES

                                                       JUNE 30, 2007 ($ X 1,000)

-------------------------------------------------------------------------
CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Manufacturing - 10.3%
Crown Holdings, Inc. (a)                        100,000            2,497
Danaher Corp.                                    67,000            5,059
General Cable Corp. (a)                          40,000            3,030
Oshkosh Truck Corp.                              43,600            2,743
Precision Castparts Corp.                        55,600            6,748
Procter & Gamble Co.                            111,800            6,841
Roper Industries, Inc.                           70,100            4,003
                                                                 -------

                                                                  30,921
Multimedia - 1.5%
News Corp., Class A                              27,000              573
News Corp., Class B                             166,000            3,808
                                                                 -------

                                                                   4,381
Office Equipment & Supplies - 1.1%
CANON, Inc. ADR                                  55,000            3,225

Pharmaceuticals - 2.6%
Schering-Plough Corp.                           164,700            5,014
Sepracor, Inc. (a)                               67,289            2,760
                                                                 -------

                                                                   7,774
Real Estate - 1.0%
CB Richard Ellis Group, Inc., Class A (a)        82,200            3,000

Restaurants - 1.6%
Starbucks Corp. (a)                             188,200            4,938

Retail - 6.0%
Best Buy & Co., Inc.                             66,800            3,118
Coach, Inc. (a)                                  89,000            4,218
CVS/Caremark Corp.                              163,575            5,962
Netflix, Inc. (a)                                70,000            1,357
Target Corp.                                     55,100            3,504
                                                                 -------

                                                                  18,159
Services - 3.8%
Accenture Ltd., Class A                         115,100            4,936
Cognizant Technology Solutions Corp. Class A
 (a)                                             55,000            4,130
Monster Worldwide, Inc. (a)                      55,000            2,261
                                                                 -------

                                                                  11,327
Telecommunications - 4.5%
AT&T, Inc.                                      162,625            6,748
Comcast Corp., Class A (a)                      115,000            3,234
NII Holdings, Inc. (a)                           44,200            3,569
                                                                 -------

                                                                  13,551
                                                                 -------

TOTAL COMMON STOCKS                                              299,735
Cost: $267,827


CORE GROWTH FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.6%
Fifth Third Bank, Inc.,
 4.80%, 07/02/07
(Date of Agreement 06/29/07, proceeds at maturity $4,767,
 collateralized by Federal National Mortgage Assoc.
 security, 5.00%, 07/01/33, market value $4,908)
Cost: $4,765                                      4,765            4,765
                                                                 -------

TOTAL INVESTMENTS - 101.3%                                       304,500
Cost: $272,592


-------------------------------------------------------------------------
CORE GROWTH FUND
-------------------------------------------------------------------------
Percentages indicated are based on net assets of $300,571.

(a) Non-income producing security.

(b) On June 30, 2007, the fund owned the following restricted securities constituting 0.00% of net assets which may not be publicly sold without registration under the Securities Act of 1933. These securities are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees. Additional information on the securities is as follows:
Vulcan Power Co., Class A
Acquisition Date: March 3, 1995
Cost: $300
Unit Cost: $7.50
Value: $0
Silvan Power Co.
Acquisition Date: July 27, 2004
Cost: $0
Unit Cost: $0
Value: $0

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
EMERGING GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 97.5%
Apparel Manufacturers - 3.3%
Crocs, Inc. (a)                                  70,000            3,012
Gildan Activewear, Inc. (a)                      90,000            3,086
                                                                 -------

                                                                   6,098
Biotechnology - 1.7%
Gilead Sciences, Inc. (a)                        80,400            3,117

Computers - 4.8%
Akamai Technologies, Inc. (a)                    45,000            2,189
Corning, Inc. (a)                                75,360            1,925
SanDisk Corp. (a)                                50,000            2,447
VeriFone Holdings, Inc. (a)                      60,000            2,115
                                                                 -------

                                                                   8,676
Consumer Products - 2.8%
Energizer Holdings, Inc. (a)                     25,000            2,490
Newell Rubbermaid, Inc.                          90,000            2,649
                                                                 -------

                                                                   5,139
Electrical Equipment - 1.3%
WESCO International, Inc. (a)                    40,000            2,418

Electronics - 6.7%
Broadcom Corp., Class A (a)                      60,000            1,755
Lam Research Corp. (a)                           51,000            2,621
MEMC Electronic Materials, Inc. (a)              70,000            4,278
PerkinElmer, Inc.                                75,000            1,955
Tessera Technologies, Inc. (a)                   40,000            1,622
                                                                 -------

                                                                  12,231
Energy & Utilities - 11.9%
Airgas, Inc.                                     40,000            1,916
Allegheny Energy, Inc. (a)                       50,000            2,587
Core Laboratories N.V. (a)                       21,000            2,135
Dresser-Rand Group, Inc. (a)                     60,000            2,370
EOG Resources, Inc.                              46,400            3,390
Noble Energy, Inc.                               25,000            1,560
Patterson-UTI Energy, Inc.                       85,200            2,233
The AES Corp. (a)                                65,000            1,422
Transocean, Inc. (a)                             37,700            3,996
                                                                 -------

                                                                  21,609
Financial Services - 4.4%
CME Group, Inc.                                   5,406            2,889
IntercontinentalExchange, Inc. (a)               12,000            1,774
T. Rowe Price Group, Inc.                        66,110            3,430
                                                                 -------

                                                                   8,093
Foods - 1.3%
Campbell Soup Co.                                60,000            2,329

Healthcare - 8.5%
C.R. Bard, Inc.                                  30,000            2,479
Intuitive Surgical, Inc. (a)                     17,650            2,449
Kyphon, Inc. (a)                                 37,000            1,782
Laboratory Corp. of America Holdings (a)         40,000            3,130
PDL BioPharma, Inc. (a)                          50,000            1,165
Psychiatric Solutions, Inc. (a)                  60,000            2,176
St. Jude Medical, Inc. (a)                       55,000            2,282
                                                                 -------

                                                                  15,463
Hotels & Motels - 0.9%
Hilton Hotels Corp.                              50,000            1,674

Investment Banking & Brokerage - 2.0%
A.G. Edwards, Inc.                               20,000            1,691
Affiliated Managers
 Group, Inc. (a)                                 15,000            1,931
                                                                 -------

                                                                   3,622
Manufacturing - 12.7%
BE Aerospace, Inc. (a)                           50,000            2,065
Commercial Metals Co.                            40,000            1,351
Cummins, Inc.                                    40,000            4,047
Eagle Materials, Inc.                            41,500            2,036
Lennox International, Inc.                       70,000            2,396
National-Oilwell Varco, Inc. (a)                 27,000            2,814
Oshkosh Truck Corp.                              58,568            3,685
Roper Industries, Inc.                           45,000            2,570
Terex Corp. (a)                                  25,000            2,033
                                                                 -------

                                                                  22,997
Mining - 0.7%
Yamana Gold, Inc.                               110,000            1,223

Multimedia - 0.7%
Sinclair Broadcast Group, Inc., Class A          90,000            1,280

Pharmaceuticals - 3.1%
McKesson Corp.                                   31,000            1,849
Pharmaceutical Product Development, Inc.         60,000            2,296
Sepracor, Inc. (a)                               38,000            1,559
                                                                 -------

                                                                   5,704
Real Estate - 2.2%
CB Richard Ellis Group, Inc., Class A (a)       110,000            4,015


SEE FINANCIAL NOTES

                                                       JUNE 30, 2007 ($ X 1,000)

-------------------------------------------------------------------------
EMERGING GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Restaurants - 1.8%
Burger King Holdings, Inc.                       60,000            1,580
Jack in the Box, Inc. (a)                        25,000            1,774
                                                                 -------

                                                                   3,354
Retail - 10.3%
Chico's FAS, Inc. (a)                            70,000            1,704
Coach, Inc. (a)                                  58,000            2,749
J.C. Penney Co., Inc.                            24,000            1,737
Nordstrom, Inc.                                  48,012            2,454
Polo Ralph Lauren                                40,000            3,924
Priceline.com, Inc. (a)                          20,000            1,375
The Men's Wearhouse, Inc.                        44,000            2,247
Urban Outfitters, Inc. (a)                      100,000            2,403
Whole Foods Market, Inc.                          5,900              226
                                                                 -------

                                                                  18,819
Services - 9.6%
CheckFree Corp. (a)                              60,000            2,412
Cognizant Technology Solutions Corp.,
 Class A (a)                                     40,000            3,004
Expeditors International of Washington, Inc.     63,200            2,610
Fluor Corp.                                       9,000            1,002
Macrovision Corp. (a)                            80,000            2,405
Monster Worldwide, Inc. (a)                      45,000            1,850
Nalco Holding Co.                                65,000            1,784
Pool Corp.                                       63,500            2,478
                                                                 -------

                                                                  17,545
Telecommunications - 5.2%
CommScope, Inc. (a)                              56,000            3,267
NII Holdings, Inc. (a)                           22,500            1,817
Polycom, Inc. (a)                                75,000            2,520
Time Warner Telecom, Inc., Class A (a)           95,000            1,910
                                                                 -------

                                                                   9,514
Transportation - 1.6%
American Commercial
 Lines, Inc. (a)                                 45,000            1,172
Canadian Pacific Railway, Ltd.                   25,000            1,721
                                                                 -------

                                                                   2,893
                                                                 -------

TOTAL COMMON STOCKS                                              177,813
Cost: $129,979


SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.1%
Fifth Third Bank, Inc., 4.80%, 07/02/07
(Date of Agreement 06/29/07, proceeds at maturity $3,753,
 collateralized by Federal National Mortgage Assoc.
 security, 5.00%, 07/01/33, market value $3,864)
Cost: $3,751                                      3,751            3,751
                                                                 -------

TOTAL INVESTMENTS - 99.6%                                        181,564
Cost: $133,730

Percentages indicated are based on net assets of $182,229.

(a) Non-income producing security.
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 94.5%
Apparel Manufacturers - 4.7%
Crocs, Inc. (a)                                  15,000              645
Deckers Outdoor Corp. (a)                        13,000            1,312
                                                                  ------

                                                                   1,957
Banks - 0.5%
Pinnacle Financial Partners, Inc. (a)             7,000              206

Biotechnology - 1.8%
American Oriental Bioengineering, Inc. (a)       45,000              400
Myriad Genetics, Inc. (a)                        10,000              372
                                                                  ------

                                                                     772
Broadcasting - 1.2%
Lin TV Corp., Class A (a)                        26,000              489

Computers - 8.7%
American Reprographics Co. (a)                   18,000              554
ANSYS, Inc.(a)                                   20,000              530
Concur Technologies, Inc. (a)                    27,000              617
Mentor Graphics Corp. (a)                        25,000              329
NIC, Inc.                                        70,000              479
Sykes Enterprises, Inc. (a)                      31,500              598
VeriFone Holdings, Inc. (a)                      15,000              529
                                                                  ------

                                                                   3,636
Electrical Equipment - 1.6%
Genlyte Group (a)                                 8,500              668

Electronics - 2.4%
Diodes, Inc. (a)                                 16,000              668
SiRF Technology
 Holdings, Inc. (a)                              16,000              332
                                                                  ------

                                                                   1,000
Energy & Utilities - 8.6%
Airgas, Inc.                                     11,500              551
Atwood Oceanics, Inc. (a)                         6,000              412
Core Laboratories N.V. (a)                       11,000            1,119
Dresser-Rand Group, Inc. (a)                     14,000              553
Holly Corp.                                      13,000              964
                                                                  ------

                                                                   3,599
Financial - Diversified - 1.1%
Advanta Corp., Class B                           15,000              467

Foods - 1.5%
Spartan Stores, Inc.                             18,500              609

Healthcare - 13.6%
Allscripts Healthcare Solutions, Inc. (a)        19,000              484
American Medical Systems Holdings, Inc. (a)      14,000              253
Arena Pharmaceuticals, Inc. (a)                  20,000              220
Bio-Reference
 Laboratories, Inc. (a)                          16,000              438
Healthways, Inc. (a)                              7,000              332
Integra LifeSciences Holdings Corp. (a)           9,500              469
Kyphon, Inc. (a)                                  8,500              409
Natus Medical, Inc. (a)                          25,000              398
Omnicell, Inc. (a)                               15,000              312
PDL BioPharma, Inc. (a)                          14,000              326
Psychiatric Solutions, Inc. (a)                  13,000              471
Quality Systems, Inc.                            13,000              494
Sirona Dental Systems, Inc. (a)                  12,000              454
Ventana Medical
 Systems, Inc. (a)                                8,000              617
                                                                  ------

                                                                   5,677
Insurance - 0.9%
Tower Group, Inc.                                12,000              383

Investment Banking & Brokerage - 4.0%
Affiliated Managers Group, Inc. (a)               6,000              773
Investment Technology
 Group, Inc. (a)                                 10,000              433
Knight Capital Group, Inc., Class A (a)          28,000              465
                                                                  ------

                                                                   1,671
Manufacturing - 15.8%
Apogee Enterprises, Inc.                         20,000              556
Baldor Electric Co.                              13,000              641
Barnes Group, Inc.                               17,500              554
BE Aerospace, Inc. (a)                           21,000              867
Century Aluminum Co. (a)                          8,500              464
Eagle Materials, Inc.                            11,500              564
Gardner Denver, Inc. (a)                         11,500              489
Itron, Inc. (a)                                   8,500              662
Oshkosh Truck Corp.                              11,000              692
Roper Industries, Inc.                           10,500              600
Silgan Holdings, Inc.                            10,000              553
                                                                  ------

                                                                   6,642

SEE FINANCIAL NOTES

                                                       JUNE 30, 2007 ($ X 1,000)

-------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Pharmaceuticals - 2.0%
Pharmion Corp. (a)                               10,000              290
Progenics Pharmaceuticals, Inc. (a)              13,500              291
ViroPharma, Inc. (a)                             20,000              276
                                                                  ------

                                                                     857
Restaurants - 2.2%
AFC Enterprises, Inc. (a)                        25,000              432
Jack in the Box, Inc. (a)                         7,000              497
                                                                  ------

                                                                     929
Retail - 6.1%
Casual Male Retail Group, Inc. (a)               45,000              455
Guitar Center, Inc. (a)                           7,500              449
Monro Muffler Brake, Inc.                        12,000              449
Priceline.com, Inc. (a)                          12,000              824
The Children's Place Retail Stores, Inc. (a)      7,500              387
                                                                  ------

                                                                   2,564
Services - 12.2%
Bankrate, Inc. (a)                               13,000              623
First Cash Financial Services, Inc. (a)          20,000              469
Forrester Research, Inc. (a)                     14,000              394
LIFE TIME FITNESS, Inc. (a)                      12,000              639
LKQ Corp. (a)                                    19,000              469
Mobile Mini, Inc. (a)                            20,000              584
Pool Corp.                                       14,000              546
Portfolio Recovery
 Associates, Inc.                                11,000              660
The Knot, Inc. (a)                               15,000              303
TheStreet.com, Inc.                              38,000              413
                                                                  ------

                                                                   5,100
Telecommunications - 4.5%
Atheros Communications, Inc. (a)                 15,500              478
CommScope, Inc. (a)                               9,000              525
NICE Systems Ltd. ADR (a)                        25,000              869
                                                                  ------

                                                                   1,872
Transportation - 1.1%
Hub Group, Inc., Class A (a)                     12,500              440
                                                                  ------

TOTAL COMMON STOCKS                                               39,538
Cost: $30,044



SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 4.6%
Fifth Third Bank, Inc.,
 4.80%, 07/02/07
(Date of Agreement 06/29/07, proceeds at maturity
 $1,937, collateralized by Federal National
 Mortgage Assoc. security, 5.00%, 07/01/33,
 market value $1,995)
Cost: $1,937                                      1,937            1,937
                                                                  ------

TOTAL INVESTMENTS - 99.1%                                         41,475
Cost: $31,981

Percentages indicated are based on net assets of $41,830

(a) Non-income producing security.

ADR -- American Depositary Receipt
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
VALUE FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 99.3%
Air Freight - 1.9%
FedEx Corp.                                      11,116            1,234

Apparel Manufacturers - 4.0%
Liz Claiborne, Inc.                              24,200              902
NIKE, Inc., Class B                              14,028              818
VF Corp.                                          9,430              864
                                                                  ------

                                                                   2,584
Auto Manufacturing - 1.2%
Toyota Motor Corp. ADR                            5,970              752

Banks - 3.4%
Bank of America Corp.                            18,511              904
Huntington Bancshares, Inc.                      33,800              769
KeyCorp                                          15,600              536
                                                                  ------

                                                                   2,209
Chemicals - 3.0%
Amgen, Inc. (a)                                  17,900              990
Praxair, Inc.                                    13,142              946
                                                                  ------

                                                                   1,936
Computers - 8.6%
Corning, Inc. (a)                                37,188              950
Hewlett-Packard Co.                              20,917              933
Intel Corp.                                      40,113              953
International Business Machines Corp.            10,350            1,090
Microsoft Corp.                                  22,024              649
Oracle Corp. (a)                                 49,603              978
                                                                  ------

                                                                   5,553
Consumer Products - 1.5%
Kimberly-Clark Corp.                             14,353              960

Electrical Equipment - 1.0%
Emerson Electric Co.                             13,306              623

Electronics - 6.2%
Cisco Systems, Inc. (a)                          29,487              821
International Rectifier Corp. (a)                17,350              646
MEMC Electronic Materials, Inc. (a)              13,207              807
Rockwell Automation, Inc.                        11,111              772
Texas Instruments, Inc.                          24,580              925
                                                                  ------

                                                                   3,971
Energy & Utilities - 12.9%
Allegheny Energy, Inc. (a)                       15,850              820
Baker Hughes, Inc.                               11,151              938
ConocoPhillips                                   28,366            2,227
Devon Energy Corp.                                8,957              701
GlobalSantaFe Corp.                              16,600            1,199
Transocean, Inc. (a)                             13,071            1,385
UGI Corp.                                        36,612              999
                                                                  ------

                                                                   8,269
Financial - Diversified - 10.0%
Capital One Financial Corp.                      14,539            1,140
JPMorgan Chase & Co.                             27,226            1,319
Lehman Brothers Holdings, Inc.                   11,921              888
Merrill Lynch & Co., Inc.                        10,358              866
MetLife, Inc.                                    10,741              693
Wachovia Corp.                                   29,064            1,490
                                                                  ------

                                                                   6,396
Foods - 5.3%
Bunge, Ltd.                                       7,700              651
General Mills, Inc.                              12,500              730
Kellogg Co.                                      22,174            1,148
PepsiCo, Inc.                                    13,387              868
                                                                  ------

                                                                   3,397
Healthcare - 11.4%
Baxter International. Inc.                       15,490              873
Becton, Dickinson & Co.                          12,156              906
Coventry Health Care, Inc. (a)                   11,091              639
Johnson & Johnson, Inc.                          15,562              959
NBTY, Inc. (a)                                   20,500              886
Omnicare, Inc.                                   28,241            1,018
Pfizer, Inc.                                     39,914            1,020
WellPoint, Inc. (a)                              12,859            1,026
                                                                  ------

                                                                   7,327
Insurance - 5.0%
American International Group, Inc.               12,902              904
The Allstate Corp.                               12,881              792
The Chubb Corp.                                  14,092              763
The Hartford Financial Services Group, Inc.       7,656              754
                                                                  ------

                                                                   3,213
Investment Banking & Brokerage - 2.0%
The Goldman Sachs Group, Inc.                     6,040            1,309

Manufacturing - 5.7%
3M Co.                                            9,378              814
Eagle Materials, Inc.                            16,089              789
Ingersoll-Rand Co.                               15,017              823
Precision Castparts Corp.                         9,907            1,203
                                                                  ------

                                                                   3,629

SEE FINANCIAL NOTES

                                                       JUNE 30, 2007 ($ X 1,000)

-------------------------------------------------------------------------
VALUE FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Railroads - 1.3%
Norfolk Southern Corp.                           15,899              836

Real Estate - 1.0%
Pulte Homes, Inc.                                28,200              633

Restaurants - 1.5%
McDonald's Corp.                                 18,633              946

Retail - 4.4%
The Home Depot, Inc.                             20,200              794
Priceline.com, Inc. (a)                          10,850              746
SUPERVALU, INC                                   12,000              556
Target Corp.                                     11,082              705
                                                                  ------

                                                                   2,801
Services - 2.4%
Omnicom Group, Inc.                              11,000              582
URS Corp. (a)                                    19,209              933
                                                                  ------

                                                                   1,515
Telecommunications - 5.6%
AT&T, Inc.                                       32,451            1,347
Motorola, Inc.                                   65,826            1,165
Sprint Nextel Corp.                              52,110            1,079
                                                                  ------

                                                                   3,591
                                                                  ------

TOTAL COMMON STOCKS                                               63,684
Cost: $53,631

-------------------------------------------------------------------------
VALUE FUND
SECURITY, RATE, MATURITY DATE                  PRINCIPAL(S)      VALUE($)
-------------------------------------------------------------------------


REPURCHASE AGREEMENTS - 3.4%
Fifth Third Bank, Inc.,
 4.80%, 07/02/07
(Date of Agreement 06/29/07, proceeds at
 maturity $2,207, collateralized by Federal
 National Mortgage Assoc. security, 5.00%,
 07/01/33, market value $2,273)
Cost: $2,206                                      2,206            2,206
                                                                  ------

TOTAL INVESTMENTS - 102.7%                                        65,890
Cost: $55,837

Percentages indicated are based on net assets of $64,170.

(a) Non-income producing security.

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 97.8%
Automobile Manufacturing - 3.2%
Toyota Motor Co. ADR                              8,000            1,007
Volvo AB ADR                                     82,500            1,641
                                                                  ------

                                                                   2,648
Banks - 9.2%
Australia and New Zealand Banking
 Group Ltd. ADR                                   9,500            1,170
Banco Santander Central Hispano SA ADR           70,000            1,287
Bank of Ireland (a)                              45,000              905
Bank of Nova Scotia                              20,000              977
ICICI Bank Ltd. ADR                              20,000              983
Julius Baer Holding Ltd. (a)                     22,000            1,578
UBS AG ADR                                       13,000              780
                                                                  ------

                                                                   7,680
Building Products - 1.6%
Lafarge S.A ADR                                  30,000            1,367

Chemicals - 1.5%
Sigma-Aldrich Corp.                              29,000            1,237

Computer Services - 2.5%
Akamai Technologies, Inc. (b)                    22,500            1,094
Cognizant Technology Solutions Corp.,
 Class A (b)                                     13,500            1,014
                                                                  ------

                                                                   2,108
Computers - 1.3%
International Business Machines Corp.            10,000            1,053

Construction - 1.0%
Desarrolladora Homex SA de C.V. ADR (b)          14,000              848

Electronics - 2.7%
Agilent Technologies, Inc. (b)                   30,000            1,153
Cisco Systems, Inc. (b)                          40,000            1,114
                                                                  ------

                                                                   2,267
Energy & Utilities - 14.9%
Allegheny Energy, Inc. (b)                       15,000              776
Apache Corp.                                     12,000              979
BG Group plc ADR                                 12,000              981
ConocoPhillips                                   24,500            1,924
EnCana Corp.                                     17,500            1,075
Questar Corp.                                    20,000            1,057
Statoil ASA ADR                                  32,000              992
The AES Corp. (b)                                50,000            1,094
Transocean, Inc. (b)                             13,000            1,378
Valero Energy Corp.                              14,000            1,034
Veolia Environnement ADR                         12,500              980
                                                                  ------

                                                                  12,270
Entertainment - 3.8%
Nintendo Co., Ltd. (a)                            4,000            1,464
The Walt Disney Co.                              50,000            1,707
                                                                  ------

                                                                   3,171
Financial - Diversified - 6.1%
AFLAC, Inc.                                      18,000              925
American Express Co.                             16,000              979
Deutsche Boerse AG (a)                           19,000            2,127
JPMorgan Chase & Co.                             21,000            1,017
                                                                  ------

                                                                   5,048
Food & Beverages - 4.7%
Groupe Danone ADR                                80,000            1,301
Nestle SA (a)                                     4,000            1,518
PepsiCo, Inc.                                    17,000            1,102
                                                                  ------

                                                                   3,921
Healthcare - 7.7%
Becton, Dickinson & Co.                          16,000            1,192
C.R. Bard, Inc.                                  10,000              826
Fresenius Medical Care AG & Co. KGaA ADR         27,000            1,241
Gilead Sciences, Inc. (b)                        20,000              775
Laboratory Corp. of America Holdings (b)         15,000            1,174
Stryker Corp.                                    18,500            1,167
                                                                  ------

                                                                   6,375
Insurance - 4.1%
Allianz SE ADR                                   57,000            1,327
ING Groep NV (a)                                 19,000              837
Lincoln National Corp.                           17,000            1,206
                                                                  ------

                                                                   3,370

SEE FINANCIAL NOTES

                                                       JUNE 30, 2007 ($ X 1,000)

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------

Manufacturing - 14.1%
Danaher Corp.                                    12,000              906
Deere & Co.                                      11,000            1,328
FANUC Ltd. (a)                                    9,000              929
Johnson Matthey plc (a)                          33,000            1,117
Kennametal, Inc.                                 11,500              943
Komatsu, Ltd. (a)                                45,000            1,307
L'Air Liquide SA ADR                             66,000            1,736
POSCO ADR                                         4,000              480
Precision Castparts Corp.                         8,000              971
Samsung Heavy Industries Co., Ltd. (a)           24,000            1,174
Taiwan Semiconductor
 Manufacturing Co. Ltd. ADR                      77,635              864
                                                                  ------

                                                                  11,755
Office Equipment & Supplies - 2.0%
CANON, Inc. ADR                                  29,000            1,701

Pharmaceuticals - 1.1%
Novo Nordisk A/S ADR                              8,500              924

Real Estate - 1.0%
City Developments, Ltd. (a)                      70,000              792

Retail - 6.4%
Industria de Diseno Textil SA (Inditex) (a)      14,000              823
Kohl's Corp. (b)                                 17,000            1,208
Luxottica Group SpA ADR                          45,000            1,739
Marks & Spencer
 Group plc ADR                                   20,000            1,512
                                                                  ------

                                                                   5,282
Services - 2.7%
Swire Pacific, Ltd., Class A (a)                 70,000              781
WPP Group plc (a)                                99,000            1,481
                                                                  ------

                                                                   2,262
Telecommunications - 5.2%
America Movil SA de C.V. ADR                     19,000            1,177
PT Telekomunikasi Indonesia ADR                  22,000              948
Telenor ASA ADR                                  20,000            1,177
Vodafone Group plc (a)                          300,000            1,009
                                                                  ------

                                                                   4,311
Transportation - 1.0%
Canadian Pacific Railway, Ltd.                   12,000              826
                                                                  ------

TOTAL COMMON STOCKS                                               81,216
Cost: $62,509


SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 3.9%
Fifth Third Bank, Inc., 4.80%, 07/02/07
(Date of Agreement 06/29/07, proceeds at
 maturity $3,283, collateralized by Federal
 National Mortgage Assoc. security, 5.00%,
 07/01/33, market value $3,381)
Cost: $3,282                                      3,282            3,282
                                                                  ------

TOTAL INVESTMENTS - 101.7%                                        84,498
Cost: $65,791

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
GLOBAL EQUITY FUND
-------------------------------------------------------------------------

Percentages indicated are based on net assets of $83,125.
(a) Fair valued security. The approximate market value and percentage of investments of securities that were fair valued for the Global Equity
Fund were $17,842 and 21.1%.
(b) Non-income producing security.
ADR - American Depositary Receipt

The fund's portfolio holdings as of June 30, 2007, were distributed among the following countries:
                                                -------------------------
                                                 PERCENTAGE OF NET ASSETS
                                                        SHORT TERM
                                               EQUITY   & OTHER      TOTAL
                                                -------------------------
Australia                                       1.4%                   1.4%
Canada                                          3.5%                   3.5%
Cayman Islands                                  1.7%                   1.7%
Denmark                                         1.1%                   1.1%
France                                          6.5%                   6.5%
Germany                                         5.6%                   5.6%
Hong Kong                                       1.0%                   1.0%
India                                           1.2%                   1.2%
Indonesia                                       1.1%                   1.1%
Ireland                                         1.1%                   1.1%
Italy                                           2.1%                   2.1%
Japan                                           7.7%                   7.7%
Republic of Korea                               2.0%                   2.0%
Mexico                                          2.4%                   2.4%
Netherlands                                     1.0%                   1.0%
Norway                                          2.6%                   2.6%
Singapore                                       1.0%                   1.0%
Spain                                           2.5%                   2.5%
Sweden                                          2.0%                   2.0%
Switzerland                                     4.7%                   4.7%
Taiwan                                          1.0%                   1.0%
United Kingdom                                  7.3%                   7.3%
United States                                  37.3%       2.2%       39.5%
                                               ----------------------------
Total                                          97.8%       2.2%      100.0%

--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                                                       JUNE 30, 2007 ($ X 1,000)

-------------------------------------------------------------------------
BALANCED FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
COMMON STOCKS - 72.0%
Air Freight - 1.2%
FedEx Corp.                                      1,320              146

Apparel Manufacturers - 3.3%
Liz Claiborne, Inc.                              3,400              127
NIKE, Inc., Class B                              2,100              122
VF Corp.                                         1,521              140
                                                                  -----

                                                                    389
Auto Manufacturing - 1.0%
Toyota Motor Corp. ADR                             900              113

Banks - 1.8%
Bank of America Corp.                            2,780              136
KeyCorp                                          2,340               80
                                                                  -----

                                                                    216
Chemicals - 2.5%
Amgen, Inc. (a)                                  2,650              147
Praxair, Inc.                                    2,045              147
                                                                  -----

                                                                    294
Computers - 6.5%
Corning, Inc. (a)                                5,338              136
Hewlett-Packard Co.                              2,200               98
Intel Corp.                                      5,960              142
International Business Machines Corp.            1,430              151
Microsoft Corp.                                  3,410              100
Oracle Corp. (a)                                 6,850              135
                                                                  -----

                                                                    762
Consumer Products - 1.2%
Kimberly-Clark Corp.                             2,160              144

Electrical Equipment - 0.8%
Emerson Electric Co.                             2,000               94

Electronics - 4.9%
Cisco Systems, Inc. (a)                          4,200              117
International Rectifier Corp. (a)                2,100               78
MEMC Electronic
 Materials, Inc. (a)                             1,980              121
Rockwell Automation, Inc.                        1,740              121
Texas Instruments, Inc.                          3,793              143
                                                                  -----

                                                                    580
Energy & Utilities - 9.5%
Allegheny Energy, Inc. (a)                       1,920               99
Baker Hughes, Inc.                               1,600              135
ConocoPhillips                                   4,200              330
Devon Energy Corp.                               1,450              114
GlobalSantaFe Corp.                              1,750              126
Transocean, Inc. (a)                             1,817              193
UGI Corp.                                        4,370              119
                                                                  -----

                                                                  1,116
Financial - Diversified - 8.2%
Capital One Financial Corp.                      2,182              171
JPMorgan Chase & Co.                             4,186              203
Lehman Brothers Holdings, Inc.                   1,799              134
Merrill Lynch & Co., Inc.                        1,660              139
MetLife, Inc.                                    1,710              110
Wachovia Corp.                                   4,140              212
                                                                  -----

                                                                    969
Foods - 2.6%
Kellogg Co.                                      3,420              177
PepsiCo, Inc.                                    2,010              130
                                                                  -----

                                                                    307
Healthcare - 8.4%
Baxter International, Inc.                       2,330              131
Becton, Dickinson & Co.                          1,280               95
Coventry Health Care, Inc. (a)                   1,670               96
Johnson & Johnson, Inc.                          2,340              145
NBTY, Inc. (a)                                   2,335              101
Omnicare, Inc.                                   4,300              156
Pfizer, Inc.                                     4,850              124
WellPoint, Inc. (a)                              1,730              138
                                                                  -----

                                                                    986
Insurance - 4.0%
American International Group, Inc.               1,690              118
The Allstate Corp.                               1,935              119
The Chubb Corp.                                  2,120              115
The Hartford Financial Services Group, Inc.      1,250              123
                                                                  -----

                                                                    475
Investment Banking & Brokerage - 1.2%
The Goldman Sachs Group, Inc.                      678              147

Manufacturing - 4.2%
3M Co.                                           1,510              130
Eagle Materials, Inc.                            2,424              119
Ingersoll-Rand Co.                               2,253              124
Precision Castparts Corp.                        1,028              125
                                                                  -----

                                                                    498
Railroads - 1.1%
Norfolk Southern Corp.                           2,392              126


                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
BALANCED FUND
SECURITY                                         SHARES          VALUE($)
-------------------------------------------------------------------------
Real Estate - 0.7%
Pulte Homes, Inc.                                3,800               85

Restaurants - 1.2%
McDonald's Corp.                                 2,890              147

Retail - 2.5%
The Home Depot, Inc.                             3,000              118
SUPERVALU, INC                                   1,300               60
Target Corp.                                     1,756              112
                                                                  -----

                                                                    290
Services - 1.2%
URS Corp. (a)                                    2,912              141

Telecommunications - 4.0%
AT&T, Inc.                                       3,880              161
Motorola, Inc.                                   8,690              154
Sprint Nextel Corp.                              7,730              160
                                                                  -----

                                                                    475
                                                                  -----

TOTAL COMMON STOCKS                                               8,500
Cost: $7,885


SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.2%
First Horizon Alternative Mortgage
 Securities, 4.73%, 06/25/34 (b)                     8                8
 5.50%, 03/25/35 (b)                                10               10
                                                                  -----

Cost: $19                                                            18


CORPORATE BONDS - 7.4%
Banks - 0.9%
Bank of America Corp., 4.38%, 12/01/10              50               48
Capital One Bank, 6.50%, 06/13/13                   50               52
                                                                  -----

                                                                    100
Chemicals - 0.3%
Amgen, Inc., 6.50%, 12/01/07                        40               40

Computers - 0.1%
Corning, Inc., 6.20%, 03/15/16                      15               15

Construction - 0.2%
KB HOME, 5.88%, 01/15/15                            15               13
Pulte Homes, Inc., 6.00%, 02/15/35                  10                9
                                                                  -----

                                                                     22
Energy & Utilities - 0.6%
Atmos Energy, 4.95%, 10/15/14                       15               14
Chesapeake Energy Corp., 6.88%, 01/15/16            20               20
Enterprise Products Partners LP, 4.95%,
 06/01/10                                           20               19
XTO Energy, Inc., 5.30%, 06/30/15                   20               19
                                                                  -----

                                                                     72
Financial - Diversified - 2.7%
Chase Issuance Trust, 3.22%, 06/15/10              100               99
CIT Group, Inc., 5.00%, 02/01/15                    50               46
Citigroup, Inc., 5.51%, 05/18/10 (b)                50               50
HSBC Finance Corp., 4.63%, 09/15/10                 50               49
International Lease Finance Corp., 5.80%,
 08/15/07                                           50               50
Liberty Mutual Group, 5.75%, 03/15/14 (c)           10               10
Riddell Bell Holdings, 8.38%, 10/01/12              15               15
                                                                  -----

                                                                    319
Financial Services - 0.4%
Franklin Resources, Inc., 3.70%, 04/15/08           48               47

Food - 0.4%
The Pepsi Bottling Group, Inc., 5.63%,
 02/17/09 (c)                                       50               50

Healthcare - 0.5%
Medtronic, Inc., 4.75%, 09/15/15                    50               47


SEE FINANCIAL NOTES

                                                       JUNE 30, 2007 ($ X 1,000)

-------------------------------------------------------------------------
BALANCED FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
Investment Banking & Brokerage - 0.1%
The Goldman Sachs Group, Inc., 5.00%,
 10/01/14                                           15               14

Manufacturing - 0.0%*
American Standard, Inc., 7.38%, 02/01/08             5                5

Real Estate - 0.0%*
Brandywine Realty Trust, 5.40%, 11/01/14             5                5

Restaurants - 0.4%
McDonald's Corp., 5.00%, 02/15/15                   50               47

Telecommunications - 0.8%
AT&T, Inc., 5.88%, 02/01/12                         50               51
Directv Holdings, 6.38%, 06/15/15                   30               28
Sprint Nextel Corp., 7.38%, 08/01/15                10               10
                                                                  -----

                                                                     89
                                                                  -----

TOTAL CORPORATE BONDS                                               872
Cost: $895


FOREIGN GOVERNMENT BOND - 0.1%
United Mexican States, 6.75%, 09/27/34              15               16
                                                                  -----
Cost: $15                                                            16


U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.1%
Federal Farm Credit Bank - 1.0%
5.83%, 01/14/08                                     25               25
5.43%, 10/24/12                                    100               99
                                                                  -----

                                                                    124
Federal Home Loan Bank - 1.4%
5.50%, 01/12/11                                     50               50
5.20%, 05/11/12                                     15               15
4.88%, 03/11/16                                    100               96
                                                                  -----

                                                                    161
Federal Home Loan Mortgage Corporation - 4.1%
4.55%, 01/20/11                                      5                5
4.50%, 01/15/13                                      9                9
5.00%, 10/01/18                                     80               78
5.50%, 10/01/18                                     50               49
5.20%, 03/05/19                                     40               38
5.50%, 08/20/19                                     20               20
6.00%, 12/01/20                                     38               38
5.50%, 03/01/21                                     83               82
5.50%, 04/01/21                                     82               81
5.00%, 06/01/35                                     85               80
                                                                  -----

                                                                    480
Federal National Mortgage Association - 6.6%
5.25%, 01/15/09                                     14               14
4.38%, 09/15/12                                      4                4
5.00%, 04/15/15                                     20               20
5.55%, 08/04/15                                    100               98
6.00%, 02/25/17                                     82               82
5.00%, 10/01/18                                     73               71
4.50%, 06/01/19                                    117              111
5.00%, 09/01/19                                     32               31
5.50%, 03/25/29                                    100              100
6.50%, 07/01/32                                      2                2
6.00%, 11/01/32                                      1                1
5.50%, 03/01/33                                     24               23
4.58%, 12/01/34                                     32               31
4.84%, 01/01/35                                     16               16
4.82%, 08/01/35                                     85               83
5.50%, 10/01/35                                     98               95
                                                                  -----

                                                                    782
                                                                  -----

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                          1,547
Cost: $1,579


U.S. TREASURY NOTES - 6.0%
6.50%, 02/15/10                                    100              105
4.00%, 03/15/10                                    100               98
3.88%, 05/15/10                                     35               34
4.75%, 05/15/14                                     10               10
4.00%, 02/15/15                                    100               94
4.13%, 05/15/15                                     30               28
4.50%, 11/15/15                                    100               96
4.50%, 02/15/16                                    100               96
4.50%, 05/15/17                                    100               96
5.38%, 02/15/31                                     50               51
                                                                  -----

Cost: $723                                                          708


                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
BALANCED FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 1.7%
Fifth Third Bank, Inc., 4.80%, 07/02/07
(Date of Agreement 06/29/07, proceeds at
 maturity $199, collateralized by
 Federal National Mortgage Assoc. security,
 5.00%, 07/01/33, market value $205)
Cost: $199                                         199              199
                                                                  -----

TOTAL INVESTMENTS - 100.5%                                       11,860
Cost: $11,315

Percentages indicated are based on net assets of $11,801.

(a) Non-income producing security.

(b) Variable rate security. The rate presented represents the rate in effect at June 30, 2007.

(c) Rule 144A security.

* Rounds to less than 0.1%

ADR - American Depositary Receipt
--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                                                       JUNE 30, 2007 ($ X 1,000)

-------------------------------------------------------------------------
INCOME FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 21.7%
Capital One Multi-Asset Execution Trust
5.50%, 09/15/11 (a)                                 700              702
Chase Manhattan Auto Owner Trust, 4.88%,
 06/15/12                                           240              238
Citibank Credit Card Issuance Trust, 3.50%,
 08/16/10                                           285              279
Citigroup Commercial Mortgage Trust,
4.22%, 09/20/51 (b)                                 500              487
Crusade Global Trust,
5.42%, 11/15/37 (a)                                 437              437
5.49%, 11/19/37 (a)                                 325              326
First Horizon Alternative Mortgage
 Securities,
4.73%, 06/25/34 (a)                                 661              652
First Union National Bank Commercial
 Mortgage,
6.94%, 10/15/32                                      36               36
6.42%, 08/15/33                                     296              303
Greenwich Capital Commercial Funding Corp.,
4.95%, 01/11/35                                     525              508
3.92%, 08/10/42                                     267              263
GS Mortgage Securities Corp. II,
4.61%, 01/10/40                                     800              761
Harley-Davidson Motorcycle Trust, 3.20%,
 05/15/12                                           555              542
LB-UBS Commercial Mortgage Trust,
6.65%, 11/15/27                                     425              440
6.37%, 12/15/28                                     900              925
5.02%, 09/15/40 (a)                                 407              386
Merrill Lynch/Countrywide Commercial Mortgage
 Trust,
4.71%, 07/12/46 (a)                                 685              672
5.53%, 03/12/51 (a)                                 280              271
MLCC Mortgage Investors, Inc.,
5.55%, 03/25/30 (a)                                 220              220
Puma Finance Limited,
5.56%, 08/09/35 (a) (b)                             755              755
Wachovia Bank Commercial Mortgage Trust,
4.96%, 11/15/35                                     500              479
5.18%, 07/15/42                                     510              488
                                                                  ------

Cost: $10,270                                                     10,170

CORPORATE BONDS - 11.7%
Airlines - 1.0%
Northwest Airlines, Inc.,
6.26%, 11/20/21                                     480              482


Banking - 2.1%
Banco Mercantil del Norte,
6.86%, 10/13/21 (b)                                 600              600
Bank of America Corp.,
5.30%, 03/15/17                                     375              358
                                                                  ------

                                                                     958
Broadcasting - 0.5%
Rogers Cable, Inc.,
5.50%, 03/15/14                                     250              242

Computers - 0.8%
Dell, Inc., 7.10%, 04/15/28                         350              368


Energy & Utilities - 0.2%
Chesapeake Energy Corp.,
6.50%, 08/15/17                                     110              104


Financial - Diversified - 0.7%
Citigroup, Inc.,
5.50%, 02/15/17                                     355              344


Insurance - 2.0%
W.R. Berkley Corp.,
5.60%, 05/15/15                                     300              290
Fidelity National Financial,
5.25%, 03/15/13                                     250              238
Lincoln National Corp.,
7.00%, 05/17/66                                     350              359
                                                                  ------

                                                                     887

Multimedia - 1.5%
Comcast Corp.,
6.45%, 03/15/37                                     355              342
Time Warner Cable, Inc.,
5.85%, 05/01/17 (b)                                 355              345
                                                                  ------

                                                                     687
Real Estate - 0.7%
iStar Financial, Inc.,
5.875%, 03/15/16                                    355              342


                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
INCOME FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------


REITS - Diversified - 0.8%
CBG Florida REIT Corp., 7.11%, 02/15/49 (b)         375              370


Telecommunications - 1.4%
Embarq Corp., 8.00%, 06/01/36                       355              360
Sprint Nextel Corp., 7.38%, 08/01/15                310              310
                                                                  ------

                                                                     670
                                                                  ------



TOTAL CORPORATE BONDS                                              5,454
Cost: $5,563


U.S. GOVERNMENT AGENCY OBLIGATIONS - 34.4%
Federal Home Loan Mortgage
 Corporation - 12.4%
4.50%, 04/01/20                                   1,254            1,191
5.00%, 10/01/35                                   1,750            1,645
6.00%, 07/01/36                                   1,779            1,764
5.50%, 03/01/37                                   1,230            1,186
                                                                  ------

                                                                   5,786


Federal National Mortgage Association - 22.0%
5.76%, 12/25/11                                     200              203
4.50%, 01/01/20                                   1,443            1,370
5.00%, 08/01/20                                   1,405            1,359
4.40%, 11/25/33                                     760              753
5.50%, 03/01/36                                   1,787            1,724
5.50%, 04/01/36                                   1,766            1,708
6.00%, 07/01/36                                   1,888            1,870
5.50%, 06/01/37                                   1,350            1,294
                                                                  ------

                                                                  10,281
                                                                  ------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                          16,067
Cost: $16,153


U.S. TREASURY NOTES - 30.7%
4.50%, 04/30/09                                   6,481            6,437
4.50%, 04/30/12                                   4,164            4,087
4.50%, 05/15/17                                   2,036            1,952
4.50%, 02/15/36                                   2,083            1,886
                                                                  ------

Cost: $14,516                                                     14,362


REPURCHASE AGREEMENTS - 6.4%
Fifth Third Bank, Inc., 4.80%, 07/02/07
(Date of Agreement 06/29/07, proceeds at
 maturity $3,017, collateralized by Federal
 National Mortgage Assoc. security, 5.00%,
 07/01/33, market value $3,106)
Cost: $3,015                                      3,015            3,015
                                                                  ------
TOTAL INVESTMENTS - 104.9%                                        49,068
Cost: $49,517

Percentages indicated are based on net assets of $46,765.

(a) Variable rate security. The rate presented represents the rate in effect at June 30, 2007.

(b) Rule 144A security.
--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                                                       JUNE 30, 2007 ($ X 1,000)

-------------------------------------------------------------------------
MONEY MARKET FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 5.1%
Abbey National,
 5.35%, 10/24/07                                 1,000             1,000
City National Bank of New Jersey,
 4.50%, 3/13/08 (a)                                100               100
PNC Bank,
 5.27%, 09/27/07                                 1,000             1,000
Self Help Credit Union,
 5.08%, 09/14/07 (a)                               100               100
Wilmington Trust Corp.,
 5.31%, 09/04/07                                 1,000             1,000
 5.29%, 10/05/07                                 1,000             1,000
                                                                  ------

TOTAL CERTIFICATES OF DEPOSIT                                      4,200
Cost: $4,200


COMMERCIAL PAPER - 71.6%
American Express Credit,
 5.36%, 05/16/08                                 2,000             1,959
American General Finance Corp.,
 5.41%, 07/05/07                                 1,700             1,699
 5.41%, 07/06/07                                 1,114             1,113
 5.41%, 07/17/07                                   763               761
APRECO LLC,
 5.39%, 08/10/07 (b)                             1,100             1,094
 5.40%, 09/17/07 (b)                             1,500             1,483
Atlantis One Funding Corp.,
 5.37%, 07/26/07 (b)                               400               399
 5.38%, 08/02/07 (b)                               400               398
 5.38%, 10/18/07 (b)                             1,119             1,101
Banco Santander Puerto Rico,
 5.40%, 07/26/07                                   473               471
 5.39%, 08/27/07                                   685               679
Barclays Capital plc,
 5.37%, 07/25/07                                 1,715             1,709
Barton Capital LLC,
 5.52%, 07/12/07 (b)                               778               777
 5.39%, 07/17/07 (b)                               774               772
 5.39%, 07/19/07 (b)                             1,255             1,252
 5.38%, 08/07/07 (b)                             1,233             1,226
CAFCO, Inc.,
 5.36%, 07/06/07 (b)                             1,023             1,022
 5.37%, 07/11/07 (b)                               910               909
 5.38%, 07/19/07 (b)                             1,153             1,150
 5.41%, 08/14/07 (b)                               541               537
Chariot Funding,
 5.39%, 07/11/07 (b)                               502               501
Cooperative Association of Tractor Dealers,
 5.41%, 07/17/07                                   500               499
 5.41%, 07/19/07                                   108               108
 5.39%, 07/24/07                                 1,500             1,494
 5.41%, 08/02/07                                 1,022             1,017
 5.46%, 08/06/07                                   280               279
 5.44%, 08/29/07                                   100                99
 5.53%, 08/30/07                                   159               158
Countrywide Home Loans,
 5.41%, 07/05/07                                   500               500
 5.42%, 07/20/07                                 1,000               997
CRC Funding,
 5.38%, 07/10/07 (b)                               460               459
 5.39%, 07/31/07 (b)                               596               593
 5.41%, 08/24/07 (b)                               373               370
Falcon Asset Securitization Corp.,
 5.40%, 07/20/07 (b)                               335               334
 5.42%, 08/13/07 (b)                               250               248
Fountain Square,
 5.38%, 07/02/07 (b)                             2,500             2,501
 5.37%, 07/16/07 (b)                             1,169             1,166
Harley Davidson Funding Corp.,
 5.35%, 07/05/07 (b)                               400               400
ING America Insurance,
 5.38%, 07/10/07                                 1,788             1,785
 5.37%, 07/16/07                                 1,450             1,447
 5.37%, 08/13/07                                   560               557
Ivory Funding,
 5.38%, 07/03/07 (b)                             1,536             1,536
 5.38%, 07/09/07 (b)                             1,250             1,249
 5.39%, 09/04/07 (b)                               261               259
J.P. Morgan Chase & Co.,
 5.36%, 08/16/07                                 1,269             1,261
McGraw Hill Cos., Inc.,
 5.39%, 07/03/07                                   939               939
 5.40%, 08/08/07                                 1,132             1,126
Merrill Lynch & Co., Inc.,
 5.36%, 08/20/07                                 1,100             1,092
 5.37%, 08/28/07                                 1,600             1,586
Metlife Funding Inc.,
 5.37%, 08/15/07 (b)                             1,448             1,439
 5.38%, 09/17/07 (b)                               771               762

                                                             SEE FINANCIAL NOTES

CITIZENS FUNDS HOLDINGS

-------------------------------------------------------------------------
MONEY MARKET FUND
SECURITY, RATE, MATURITY DATE                 PRINCIPAL($)       VALUE($)
-------------------------------------------------------------------------

The Procter & Gamble Co.,
 5.34%, 08/01/07 (b)                               735               732
 5.35%, 08/30/07 (b)                             2,269             2,250
Societe Generale,
 5.37%, 07/24/07                                   909               906
 5.38%, 08/06/07                                 1,919             1,908
 5.34%, 08/14/07                                   225               224
 5.35%, 11/05/07                                   869               853
Stanley Works,
 5.36%, 08/24/07 (b)                             1,182             1,173
UBS Finance Corp.,
 5.37%, 07/09/07                                 1,000               999
 5.38%, 07/11/07                                   800               799
 5.41%, 10/15/07                                   400               394
 5.40%, 10/23/07                                 1,650             1,622
                                                                  ------

TOTAL COMMERCIAL PAPER                                            59,132
Cost: $59,132


MUNICIPAL NOTES - 7.9%
Massachusetts State Development Finance
 Agency,
 5.38%, 12/01/40 (c)                             3,000             3,000
New York State Housing Finance Agency,
 5.32%, 11/15/29 (c)                             3,500             3,500
                                                                  ------

TOTAL MUNICIPAL NOTES                                              6,500
Cost: $6,500


U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.2%
 4.75%, 08/03/07                                 2,000             1,999
 4.35%, 08/15/07                                 1,135             1,134
 5.25%, 12/26/07                                 2,390             2,390
 3.25%, 01/15/08                                 1,000               989
 4.31%, 03/24/08                                   900               894
 4.00%, 06/30/08                                 1,000             1,000
 5.30%, 11/07/08                                 1,500             1,500
 5.50%, 04/16/12                                 1,000             1,000
                                                                  ------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                          10,906
                                                                  ------
Cost: $10,906
TOTAL INVESTMENTS - 97.8%                                         80,738
Cost: $80,738

Percentages indicated are based on net assets of $82,532.

(a) On June 30, 2007, the fund owned the following restricted securities constituting 0.24% of net assets which may not be publicly sold without registration under the Securities Act of 1933. These securities are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees. Additional information on the securities is as follows:

City National Bank of New Jersey
Acquisition Date: March 14, 2007
Cost: $100
Unit Cost: $1.00
Value: $100

Self Help Credit Union
Acquisition Date: March 14, 2007
Cost: $100
Unit Cost: $1.00
Value: $100

(b) Rule 144A security.

(c) Variable rate security. The rate presented represents the rate in effect at June 30, 2007.
--------------------------------------------------------------------------------

SEE FINANCIAL NOTES

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENTS OF ASSETS
AND LIABILITIES

                                                Core Growth    Emerging Growth   Small Cap Core
                                                    Fund            Fund           Growth Fund
------------------------------------------------------------------------------------------------
ASSETS
Investments, at value                           $299,735,171    $ 177,812,969      $39,538,120
Repurchase agreements                              4,764,977        3,751,120        1,936,562
                                                ------------------------------------------------
Total investments                                304,500,148      181,564,089       41,474,682
Cash                                                      --               --               --
Foreign currency                                          --               --               --
Receivables:
 Interest and dividends                              124,342           54,971            7,627
 Investments sold                                         --        2,127,870          934,488
 Tax reclaims                                             --               --               --
 Capital shares issued                               296,234           56,986           11,992
 Due from investment adviser                              --               --               --
Prepaid expenses                                      20,684           14,868            6,182
                                                ------------------------------------------------
Total assets                                     304,941,408      183,818,784       42,434,971
LIABILITIES
Payables:
 Dividends to shareholders                                --               --               --
 Investments purchased                             3,771,451        1,256,430          522,778
 Capital shares redeemed                             264,566           70,166           32,708
 Investment management fees                           62,204           75,595            8,544
 Administrative fees                                  18,662           11,339            2,563
 Distribution fees                                    26,086           18,846            4,272
 Shareholder service fees                              9,911            4,120              853
 Transfer agent expenses                             127,142           97,066           20,588
 Other accrued expenses                               90,567           55,833           12,276
                                                ------------------------------------------------
Total liabilities                                  4,370,589        1,589,395          604,582
------------------------------------------------------------------------------------------------
NET ASSETS                                      $300,570,819    $ 182,229,389      $41,830,389
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
NET ASSETS
Standard Shares:
 Net assets                                     $249,707,189    $ 177,514,009      $41,830,389
 Number of shares outstanding                     10,965,674        9,554,570        3,023,014
 Net asset value, offering and redemption
   price per share                              $      22.77    $       18.58      $     13.84
Institutional Shares:
 Net assets                                     $ 49,000,978    $     515,111               --
 Number of shares outstanding                      2,559,119           26,443               --
 Net asset value, offering and redemption
   price per share                              $      19.15    $       19.48               --
Administrative Shares:
 Net assets                                     $  1,862,652    $   4,200,269               --
 Number of shares outstanding                         79,478          220,362               --
 Net asset value, offering and redemption
   price per share                              $      23.44    $       19.06               --
Net assets consist of:
 Paid-in capital                                $272,718,567    $ 290,189,221      $30,709,027
 Accumulated (Distributions in excess of) net
   investment income/loss                                 --               --               --
 Accumulated net realized gains/losses on
   investments and foreign currencies             (4,055,989)    (155,794,087)       1,627,851
 Net unrealized appreciation/depreciation on
   investments and foreign currencies             31,908,241       47,834,255        9,493,511
------------------------------------------------------------------------------------------------
NET ASSETS                                      $300,570,819    $ 182,229,389      $41,830,389
------------------------------------------------------------------------------------------------
Investments, at cost                            $272,591,907    $ 133,729,834      $31,981,171
Foreign currency, at cost                                 --               --               --

SEE FINANCIAL NOTES

                                                             AS OF JUNE 30, 2007

       Value      Global Equity    Balanced       Income      Money Market
       Fund           Fund           Fund          Fund           Fund
--------------------------------------------------------------------------
    $63,683,816   $  81,215,559   $11,661,052   $46,052,728   $80,737,545
      2,206,138       3,281,976       198,722     3,015,456            --
--------------------------------------------------------------------------
     65,889,954      84,497,535    11,859,774    49,068,184    80,737,545
             --              --            --            --     1,784,305
             --          24,167            --            --            --
         55,047         207,909        40,892       319,697       219,851
             --          23,941            --            --            --
             --          23,073            --            --            --
        210,539           4,778            --         2,090       200,634
         25,727              --         4,633            --            --
         11,606          12,169         5,015         6,813        16,185
--------------------------------------------------------------------------
     66,192,873      84,793,572    11,910,314    49,396,784    82,958,520
             --              --         4,295        12,601         8,783
      1,900,254       1,303,868        86,670     2,459,947            --
         40,422         240,816            --       100,861       336,435
         29,211          34,350         5,364        12,471        11,915
          3,947           5,151           729         2,878         5,106
          5,774           8,545         1,215         4,796            --
          1,066           1,951           325         1,056         1,812
         24,734          45,373         5,716        20,863        34,173
         17,092          28,870         5,465        15,859        28,252
--------------------------------------------------------------------------
      2,022,500       1,668,924       109,779     2,631,332       426,476
--------------------------------------------------------------------------
    $64,170,373   $  83,124,648   $11,800,535   $46,765,452   $82,532,044
--------------------------------------------------------------------------
--------------------------------------------------------------------------
    $56,385,349   $  81,749,945   $11,800,535   $46,765,452   $73,015,877
      3,681,744       3,814,247       887,381     4,886,717    73,113,436
    $     15.31   $       21.43   $     13.30   $      9.57   $      1.00
    $ 7,785,024   $     414,154            --            --   $ 9,516,167
        507,510          18,476            --            --     9,521,409
    $     15.34   $       22.42            --            --   $      1.00
             --   $     960,549            --            --            --
             --          43,898            --            --            --
             --   $       21.88            --            --            --
    $56,277,854   $ 177,027,519   $10,418,748   $53,945,835   $82,568,794
         77,613        (352,257)         (512)        5,444         1,750
     (2,238,502)   (112,257,938)      837,559    (6,737,436)      (38,500)
     10,053,408      18,707,324       544,740      (448,391)           --
--------------------------------------------------------------------------
    $64,170,373   $  83,124,648   $11,800,535   $46,765,452   $82,532,044
--------------------------------------------------------------------------
    $55,836,546   $  65,790,595   $11,315,034   $49,516,575   $80,737,545
             --          24,107            --            --            --

                                                             SEE FINANCIAL NOTES

STATEMENTS OF OPERATIONS

                                              Core Growth     Emerging Growth    Small Cap Core
                                                  Fund             Fund           Growth Fund
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                      $    565,969     $    356,972       $    93,202
Dividend (1)                                     3,715,911        1,679,358           198,031
-----------------------------------------------------------------------------------------------
Total investment income                          4,281,880        2,036,330           291,233
EXPENSES
Investment management fees                       1,495,445        1,756,510           192,804
Administrative fees                                448,636          263,477            57,841
Distribution fees:
 Standard shares                                   635,956          425,539            96,402
 Administrative shares                               4,233           12,001                --
Shareholder service fees:
 Standard shares                                   648,818          101,987            20,760
 Institutional shares                                  629              110                --
 Administrative shares                                  58               78                --
Transfer agent expenses:
 Standard shares                                   576,667          466,227           112,294
 Institutional shares                                2,013              410                --
 Administrative shares                               1,078              837                --
Accounting expenses                                116,573           69,529            17,936
Custody expenses                                    11,839            6,171             2,798
Registration expenses                               41,442           36,077            15,920
Trustee expenses                                    50,740           30,946             7,361
Other expenses                                     188,397          115,957            24,850
-----------------------------------------------------------------------------------------------
Total expenses before reimbursements or
 waivers                                         4,222,524        3,285,856           548,966
Reimbursements or waivers from adviser                  --               --                --
-----------------------------------------------------------------------------------------------
Net expenses                                     4,222,524        3,285,856           548,966
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/LOSS                    $     59,356     $ (1,249,526)      $  (257,733)
REALIZED AND UNREALIZED GAINS INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
Realized gains on investments and foreign
 currency transactions                        $ 22,954,092     $ 18,114,469       $ 2,559,643
Change in unrealized appreciation on
 investments and foreign currencies              9,443,863        5,259,708         3,014,717
-----------------------------------------------------------------------------------------------
Net realized and unrealized gains on
 investments and foreign currencies             32,397,955       23,374,177         5,574,360
CHANGE IN NET ASSETS FROM OPERATIONS          $ 32,457,311     $ 22,124,651       $ 5,316,627
(1) Dividend income net of withholding taxes. For the year ended June 30, 2007, withholding taxes for the Global Equity Fund were $41,502.

SEE FINANCIAL NOTES

                                                        YEAR ENDED JUNE 30, 2007

      Value      Global Equity    Balanced      Income     Money Market
       Fund          Fund           Fund         Fund          Fund
-----------------------------------------------------------------------
    $  135,051    $   175,434    $  207,286   $2,660,042    $4,582,276
       693,784      1,566,225       107,478           --            --
-----------------------------------------------------------------------
       828,835      1,741,659       314,764    2,660,042     4,582,276
       348,141        815,282        74,314      317,267       301,397
        74,602        122,292        17,150       73,216       129,171
       107,488        199,620        28,582      122,025            --
            --          2,882            --           --            --
        21,420         47,972         7,351       25,639        42,935
            29             46            --           --           441
            --             42            --           --            --
       117,281        253,953        24,952       99,501       166,285
           308            120            --           --         1,419
            --          1,119            --           --            --
        21,810         50,931        16,953       28,483        36,777
         3,149          9,471         5,940        4,075        10,780
        30,385         34,699        15,195       16,135        33,082
        10,151         13,377         2,113        7,869        15,159
        35,516         59,542         8,542       29,555        54,443
-----------------------------------------------------------------------
       770,280      1,611,348       201,092      723,765       791,889
      (154,113)            --       (52,439)          --            --
-----------------------------------------------------------------------
       616,167      1,611,348       148,653      723,765       791,889
-----------------------------------------------------------------------
    $  212,668    $   130,311    $  166,111   $1,936,277    $3,790,387
    $4,566,736    $ 8,768,100    $  861,077   $   66,811    $       96
     4,599,628      3,906,892       256,234      290,021            --
-----------------------------------------------------------------------
     9,166,364     12,674,992     1,117,311      356,832            96
    $9,379,032    $12,805,303    $1,283,422   $2,293,109    $3,790,483

                                                             SEE FINANCIAL NOTES

STATEMENTS OF CHANGES
IN NET ASSETS

                                                             CORE GROWTH FUND            EMERGING GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
                                                          For the        For the        For the        For the
                                                         year ended     year ended     year ended     year ended
                                                          06/30/07       06/30/06       06/30/07       06/30/06
-----------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/loss                              $     59,356   $ (1,068,071)  $ (1,249,526)  $ (2,244,099)
Realized gains/losses on investments and foreign
 currency transactions                                    22,954,092     46,437,932     18,114,469     16,391,277
Change in unrealized appreciation/depreciation on
 investments and foreign currencies                        9,443,863    (32,840,999)     5,259,708     11,851,314
-----------------------------------------------------------------------------------------------------------------
Change in net assets from operations                      32,457,311     12,528,862     22,124,651     25,998,492
Dividends to Shareholders:
 From net investment income:
   Standard Shares                                                --             --             --             --
   Institutional Shares                                     (267,821)            --             --             --
   Administrative Shares                                      (3,435)            --             --             --
From net realized gains on investments:
   Standard Shares                                                --             --             --             --
-----------------------------------------------------------------------------------------------------------------
Total dividends                                             (271,256)            --             --             --
Change in net assets from capital transactions           (46,703,158)   (21,131,884)   (16,568,980)   (15,191,378)
CHANGE IN NET ASSETS                                    $(14,517,103)  $ (8,603,022)  $  5,555,671   $ 10,807,114
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                     $315,087,922   $323,690,944   $176,673,718   $165,866,604
End of period                                           $300,570,819   $315,087,922   $182,229,389   $176,673,718
-----------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) net
 investment income/loss                                 $         --   $         --   $         --   $         --
-----------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Standard Shares
 Proceeds from shares issued                            $ 11,987,796   $ 19,766,782   $ 17,850,867   $ 23,763,198
 Dividends reinvested                                             --             --             --             --
 Cost of shares redeemed                                 (58,212,483)   (40,508,379)   (32,484,880)   (36,013,649)
                                                              ---------------------------------------------------
 Net change                                              (46,224,687)   (20,741,597)   (14,634,013)   (12,250,451)
                                                              ---------------------------------------------------
Institutional Shares
 Proceeds from shares issued                            $ 22,907,918   $ 28,867,126   $    110,287   $    232,979
 Dividends reinvested                                        260,617             --             --             --
 Cost of shares redeemed                                 (23,655,264)   (29,194,052)      (568,881)    (2,151,187)
                                                              ---------------------------------------------------
 Net change                                                 (486,729)      (326,926)      (458,594)    (1,918,208)
                                                              ---------------------------------------------------
Administrative Shares
 Proceeds from shares issued                            $    295,116   $    531,600   $    432,065   $    854,234
 Dividends reinvested                                          3,435             --             --             --
 Cost of shares redeemed                                    (290,293)      (594,961)    (1,908,438)    (1,876,953)
                                                              ---------------------------------------------------
 Net change                                                    8,258        (63,361)    (1,476,373)    (1,022,719)
                                                              ---------------------------------------------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS          $(46,703,158)  $(21,131,884)  $(16,568,980)  $(15,191,378)
-----------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Standard Shares
 Issued                                                      570,483        933,592      1,041,779      1,485,237
 Reinvested                                                       --             --             --             --
 Redeemed                                                 (2,762,464)    (1,923,535)    (1,896,311)    (2,282,753)
                                                              ---------------------------------------------------
 Net change                                               (2,191,981)      (989,943)      (854,532)      (797,516)
                                                              ---------------------------------------------------
Institutional Shares
 Issued                                                    1,265,704      1,646,381          6,012         13,737
 Reinvested                                                   14,850             --             --             --
 Redeemed                                                 (1,335,466)    (1,651,566)       (32,123)      (141,270)
                                                              ---------------------------------------------------
 Net change                                                  (54,912)        (5,185)       (26,111)      (127,533)
                                                              ---------------------------------------------------
Administrative Shares
 Issued                                                       13,711         24,473         24,460         51,723
 Reinvested                                                      160             --             --             --
 Redeemed                                                    (13,525)       (28,026)      (106,436)      (116,060)
                                                              ---------------------------------------------------
 Net change                                                      346         (3,553)       (81,976)       (64,337)
                                                              ---------------------------------------------------
CHANGE IN SHARES FROM SHARE TRANSACTIONS                  (2,246,547)      (998,681)      (962,619)      (989,386)
-----------------------------------------------------------------------------------------------------------------
* The Value Fund Institutional Class commenced operations on March 31, 2006.

SEE FINANCIAL NOTES

 SMALL CAP CORE GROWTH FUND            VALUE FUND
---------------------------------------------------------
      For the       For the       For the       For the
    year ended    year ended    year ended    year ended
     06/30/07      06/30/06      06/30/07     06/30/06 *
---------------------------------------------------------
    $ (257,733)   $ (283,687)   $  212,668    $    54,391
     2,559,643     3,401,326     4,566,736      1,120,508
     3,014,717       938,778     4,599,628      1,764,193
---------------------------------------------------------
     5,316,627     4,056,417     9,379,032      2,939,092
            --            --      (156,486)            --
            --            --       (32,960)            --
            --            --            --             --
    (1,113,792)           --            --             --
---------------------------------------------------------
    (1,113,792)           --      (189,446)            --
      (282,388)    3,794,453    16,463,300      7,787,498
    $3,920,447    $7,850,870    $25,652,886   $10,726,590
---------------------------------------------------------
---------------------------------------------------------
    $37,909,942   $30,059,072   $38,517,487   $27,790,897
    $41,830,389   $37,909,942   $64,170,373   $38,517,487
---------------------------------------------------------
    $       --    $       --    $   77,613    $    54,391
---------------------------------------------------------
    $8,206,292    $10,643,513   $23,089,245   $13,809,233
     1,065,027            --       147,501             --
    (9,553,707)   (6,849,060)   (7,879,983)   (11,505,434)
---------------------------------------------------------
      (282,388)    3,794,453    15,356,763      2,303,799
---------------------------------------------------------
            --            --    $1,073,577    $ 5,483,699
            --            --        32,960             --
            --            --            --             --
---------------------------------------------------------
            --            --     1,106,537      5,483,699
---------------------------------------------------------
            --            --            --             --
            --            --            --             --
            --            --            --             --
---------------------------------------------------------
            --            --            --             --
---------------------------------------------------------
    $ (282,388)   $3,794,453    $16,463,300   $ 7,787,498
---------------------------------------------------------
       659,884       873,576     1,635,323      1,115,039
        86,799            --        10,528             --
      (760,894)     (569,176)     (561,158)      (913,517)
---------------------------------------------------------
       (14,211)      304,400     1,084,693        201,522
---------------------------------------------------------
            --            --        77,788        427,368
            --            --         2,354             --
            --            --            --             --
---------------------------------------------------------
            --            --        80,142        427,368
---------------------------------------------------------
            --            --            --             --
            --            --            --             --
            --            --            --             --
---------------------------------------------------------
            --            --            --             --
---------------------------------------------------------
       (14,211)      304,400     1,164,835        628,890
---------------------------------------------------------

                                                             SEE FINANCIAL NOTES

STATEMENTS OF CHANGES
IN NET ASSETS

                                                              GLOBAL EQUITY FUND               BALANCED FUND
-------------------------------------------------------------------------------------------------------------------
                                                            For the        For the        For the        For the
                                                           year ended     year ended     year ended     year ended
                                                            06/30/07       06/30/06       06/30/07       06/30/06
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income/loss                                $    130,311   $    (38,404)  $    166,111   $    100,799
Realized gains/losses on investments and foreign
 currency transactions                                       8,768,100      3,754,241        861,077        215,779
Change in unrealized appreciation/depreciation on
 investments and foreign currencies                          3,906,892      8,302,807        256,234       (140,549)
-------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                        12,805,303     12,018,644      1,283,422        176,029
Dividends to Shareholders:
From net investment income:
   Standard Shares                                                  --             --       (165,712)      (101,583)
   Institutional Shares                                             --             --             --             --
From net realized gains on investments:
   Standard Shares                                                  --             --       (160,217)            --
-------------------------------------------------------------------------------------------------------------------
 Total dividends                                                    --             --       (325,929)      (101,583)
Change in net assets from capital transactions             (11,239,914)   (15,299,387)      (237,534)     5,514,670
CHANGE IN NET ASSETS                                      $  1,565,389   $ (3,280,743)  $    719,959   $  5,589,116
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of period                                       $ 81,559,259   $ 84,840,002   $ 11,080,576   $  5,491,460
End of period                                             $ 83,124,648   $ 81,559,259   $ 11,800,535   $ 11,080,576
-------------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) net investment
 income/loss                                              $   (352,257)  $     (4,618)  $       (512)  $         --
-------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
Standard Shares
 Proceeds from shares issued                              $  8,295,007   $  7,340,857   $  1,839,305   $  7,086,693
 Dividends reinvested                                               --             --        303,088         87,089
 Cost of shares redeemed                                   (18,526,500)   (19,880,961)    (2,379,927)    (1,659,112)
                                                                 --------------------------------------------------
 Net change                                                (10,231,493)   (12,540,104)      (237,534)     5,514,670
                                                                 --------------------------------------------------
Institutional Shares
 Proceeds from shares issued                              $     10,408   $      5,389             --             --
 Dividends reinvested                                               --             --             --             --
 Cost of shares redeemed                                      (410,482)    (2,346,225)            --             --
                                                                 --------------------------------------------------
 Net change                                                   (400,074)    (2,340,836)            --             --
                                                                 --------------------------------------------------
Administrative Shares
 Proceeds from shares issued                                   188,720        267,371             --             --
 Dividends reinvested                                               --             --             --             --
 Cost of shares redeemed                                      (797,067)      (685,818)            --             --
                                                                 --------------------------------------------------
 Net change                                                   (608,347)      (418,447)            --             --
                                                                 --------------------------------------------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS            $(11,239,914)  $(15,299,387)  $   (237,534)  $  5,514,670
-------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Standard Shares
 Issued                                                        423,164        416,762        145,765        568,623
 Reinvested                                                         --             --         23,875          6,975
 Redeemed                                                     (943,976)    (1,148,666)      (187,256)      (133,278)
                                                                 --------------------------------------------------
 Net change                                                   (520,812)      (731,904)       (17,616)       442,320
                                                                 --------------------------------------------------
Institutional Shares
 Issued                                                            494            116             --             --
 Reinvested                                                         --             --             --             --
 Redeemed                                                      (20,506)      (137,975)            --             --
                                                                 --------------------------------------------------
 Net change                                                    (20,012)      (137,859)            --             --
                                                                 --------------------------------------------------
Administrative Shares
 Issued                                                          9,461         14,995             --             --
 Reinvested                                                         --             --             --             --
 Redeemed                                                      (39,819)       (37,945)            --             --
                                                                 --------------------------------------------------
 Net change                                                    (30,358)       (22,950)            --             --
                                                                 --------------------------------------------------
CHANGE IN SHARES FROM SHARE TRANSACTIONS                      (571,182)      (892,713)       (17,616)       442,320
-------------------------------------------------------------------------------------------------------------------

SEE FINANCIAL NOTES

            INCOME FUND               MONEY MARKET FUND
-----------------------------------------------------------
      For the        For the        For the       For the
     year ended     year ended    year ended    year ended
      06/30/07       06/30/06      06/30/07      06/30/06
-----------------------------------------------------------
    $  1,936,277   $  1,795,793   $3,790,387    $ 2,837,876
          66,811     (1,579,679)          96            (62)
         290,021     (1,158,558)          --             --
-----------------------------------------------------------
       2,293,109       (942,444)   3,790,483      2,837,814
      (1,880,480)    (1,825,925)  (3,307,059)    (2,416,825)
              --             --     (482,567)      (420,062)
              --             --           --             --
-----------------------------------------------------------
      (1,880,480)    (1,825,925)  (3,789,626)    (2,836,887)
      (3,967,851)    (3,507,745)  (1,629,502)    (5,327,092)
    $ (3,555,222)  $ (6,276,114)  $(1,628,645)  $(5,326,165)
-----------------------------------------------------------
-----------------------------------------------------------
    $ 50,320,674   $ 56,596,788   $84,160,689   $89,486,854
    $ 46,765,452   $ 50,320,674   $82,532,044   $84,160,689
-----------------------------------------------------------
    $      5,444   $         --   $    1,750    $       989
-----------------------------------------------------------
    $  5,138,791   $  6,731,817   $65,280,521   $62,680,511
       1,711,712      1,653,835    3,201,732      2,342,559
     (10,818,354)   (11,893,397)  (69,727,223)  (67,488,052)
-----------------------------------------------------------
      (3,967,851)    (3,507,745)  (1,244,970)    (2,464,982)
-----------------------------------------------------------
              --             --   $4,849,568    $ 3,178,033
              --             --      481,559        419,204
              --             --   (5,715,659)    (6,459,347)
-----------------------------------------------------------
              --             --     (384,532)    (2,862,110)
-----------------------------------------------------------
              --             --           --             --
              --             --           --             --
              --             --           --             --
-----------------------------------------------------------
              --             --           --             --
-----------------------------------------------------------
    $ (3,967,851)  $ (3,507,745)  $(1,629,502)  $(5,327,092)
-----------------------------------------------------------
         529,874        687,649   65,280,521     62,680,511
         176,434        169,782    3,201,732      2,342,559
      (1,112,958)    (1,222,490)  (69,727,223)  (67,488,052)
-----------------------------------------------------------
        (406,650)      (365,059)  (1,244,970)    (2,464,982)
-----------------------------------------------------------
              --             --    4,849,568      3,178,033
              --             --      481,559        419,204
              --             --   (5,715,659)    (6,459,347)
-----------------------------------------------------------
              --             --     (384,532)    (2,862,110)
-----------------------------------------------------------
              --             --           --             --
              --             --           --             --
              --             --           --             --
-----------------------------------------------------------
              --             --           --             --
-----------------------------------------------------------
        (406,650)      (365,059)  (1,629,502)    (5,327,092)
-----------------------------------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                      INVESTMENT ACTIVITIES             DIVIDENDS
---------------------------------------------------------------------------------------------------------
                                       Net asset                  Net realized
                                        value,         Net       and unrealized   Total from    From net
                                       beginning   investment     gains/losses    investment   investment
                                       of period   income/loss   on investments   operations     income
---------------------------------------------------------------------------------------------------------
CORE GROWTH FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $20.41        (0.02)           2.38           2.36          --
Year ended June 30, 2006                 19.72        (0.09)           0.78           0.69          --
Year ended June 30, 2005                 18.10        (0.06)           1.68           1.62          --
Year ended June 30, 2004                 16.44        (0.12)           1.78           1.66          --
Year ended June 30, 2003                 16.73        (0.04)          (0.25)         (0.29)         --
INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $17.15         0.12            2.00           2.12       (0.12)
Year ended June 30, 2006                 16.45         0.06            0.64           0.70          --
Year ended June 30, 2005                 14.99         0.07            1.39           1.46          --
Year ended June 30, 2004                 13.52         0.01            1.46           1.47          --
Year ended June 30, 2003                 13.66         0.05           (0.19)         (0.14)         --
ADMINISTRATIVE SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $20.96         0.06            2.46           2.52       (0.04)
Year ended June 30, 2006                 20.17           --(1)         0.79           0.79          --
Year ended June 30, 2005                 18.44         0.02            1.71           1.73          --
Year ended June 30, 2004                 16.68        (0.08)           1.84           1.76          --
Year ended June 30, 2003                 16.91         0.01           (0.24)         (0.23)         --
---------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $16.40        (0.12)(2)        2.30           2.18          --
Year ended June 30, 2006                 14.10        (0.20)(2)        2.50           2.30          --
Year ended June 30, 2005                 13.01        (0.18)(2)        1.27           1.09          --
Year ended June 30, 2004                 10.96        (0.20)           2.25           2.05          --
Year ended June 30, 2003                 11.82        (0.17)          (0.69)         (0.86)         --
INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $17.11        (0.05)(2)        2.42           2.37          --
Year ended June 30, 2006                 14.62        (0.12)(2)        2.61           2.49          --
Year ended June 30, 2005                 13.41        (0.10)(2)        1.31           1.21          --
Year ended June 30, 2004                 11.23        (0.15)           2.33           2.18          --
Year ended June 30, 2003                 12.02        (0.10)          (0.69)         (0.79)         --
ADMINISTRATIVE SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $16.77        (0.07)(2)        2.36           2.29          --
Year ended June 30, 2006                 14.37        (0.16)(2)        2.56           2.40          --
Year ended June 30, 2005                 13.22        (0.14)(2)        1.29           1.15          --
Year ended June 30, 2004                 11.11        (0.14)           2.25           2.11          --
Year ended June 30, 2003                 11.92        (0.10)          (0.71)         (0.81)         --
---------------------------------------------------------------------------------------------------------
(1) Less than $0.005 per share.
(2) Based on average shares outstanding.

SEE FINANCIAL NOTES

    TO SHAREHOLDERS                                                        RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
                                                                     Net           Ratio of         Ratio of net
      From                                 Net asset               assets,        expenses to        investment
      net         Total                      value,     Total      end of         average net       income/loss
    realized   dividends to   Redemption      end       return     period       assets, net of     to average net
     gains     shareholders      fee       of period     (%)     ($ X 1,000)   reimbursement (%)     assets (%)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        --           --           --         $22.77      11.56    $249,707           1.52              (0.08)
        --           --           --          20.41       3.50     268,593           1.52              (0.43)
        --           --           --          19.72       8.95     278,940           1.55              (0.32)
        --           --           --          18.10      10.10     290,352           1.50              (0.65)
        --           --           --          16.44      (1.73)    285,339           1.37              (0.28)
-----------------------------------------------------------------------------------------------------------------
        --        (0.12)          --         $19.15      12.39    $ 49,001           0.79               0.62
        --           --           --          17.15       4.26      44,836           0.80               0.30
        --           --           --          16.45       9.74      43,083           0.80               0.42
        --           --           --          14.99      10.96      52,842           0.77               0.08
        --           --           --          13.52      (1.02)     63,571           0.69               0.36
-----------------------------------------------------------------------------------------------------------------
        --        (0.04)          --         $23.44      12.06    $  1,863           1.10               0.32
        --           --           --          20.96       3.92       1,659           1.12              (0.02)
        --           --           --          20.17       9.38       1,667           1.14               0.09
        --           --           --          18.44      10.55       1,635           1.11              (0.27)
        --           --           --          16.68      (1.36)      2,426           1.00               0.09
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        --           --           --         $18.58      13.29    $177,514           1.88              (0.72)
        --           --           --          16.40      16.31     170,704           1.90              (1.30)
        --           --           --          14.10       8.38     157,963           1.96              (1.39)
        --           --           --          13.01      18.70     165,782           1.93              (1.47)
        --           --           --          10.96      (7.28)    157,911           1.95              (1.56)
-----------------------------------------------------------------------------------------------------------------
        --           --           --         $19.48      13.85    $    515           1.38              (0.29)
        --           --           --          17.11      17.03         899           1.35              (0.77)
        --           --           --          14.62       9.02       2,633           1.33              (0.76)
        --           --           --          13.41      19.41       3,534           1.30              (0.85)
        --           --           --          11.23      (6.57)      5,379           1.25              (0.86)
-----------------------------------------------------------------------------------------------------------------
        --           --           --         $19.06      13.66    $  4,200           1.57              (0.39)
        --           --           --          16.77      16.70       5,071           1.60              (1.00)
        --           --           --          14.37       8.70       5,270           1.64              (1.08)
        --           --           --          13.22      18.99      11,584           1.60              (1.13)
        --           --           --          11.11      (6.80)      8,561           1.51              (1.13)
-----------------------------------------------------------------------------------------------------------------

     RATIOS AND SUPPLEMENTAL DATA
----------------------------------
         Ratio of
        expenses to
        average net      Portfolio
     assets, prior to    turnover
     reimbursement (%)   rate (%)
----------------------------------
           1.52           153.08
           1.52           101.35
           1.55           101.34
           1.52           228.43
           1.53           183.75
----------------------------------
           0.79           153.08
           0.80           101.35
           0.80           101.34
           0.79           228.43
           0.76           183.75
----------------------------------
           1.10           153.08
           1.12           101.35
           1.14           101.34
           1.13           228.43
           1.06           183.75
----------------------------------
----------------------------------
           1.88            47.54
           1.90            60.19
           1.96           109.56
           1.94           151.80
           1.97           315.89
----------------------------------
           1.38            47.54
           1.35            60.19
           1.33           109.56
           1.31           151.80
           1.28           315.89
----------------------------------
           1.57            47.54
           1.60            60.19
           1.64           109.56
           1.62           151.80
           1.54           315.89
----------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                          INVESTMENT ACTIVITIES                 DIVIDENDS
-----------------------------------------------------------------------------------------------------------------
                                                                      Net realized
                                       Net asset                     and unrealized
                                        value,         Net            gains/losses        Total from    From net
                                       beginning   investment        on investments       investment   investment
                                       of period   income/loss   and foreign currencies   operations     income
-----------------------------------------------------------------------------------------------------------------
SMALL CAP CORE GROWTH FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $12.48        (0.09)               1.82               1.73          --
Year ended June 30, 2006                 11.00        (0.09)               1.57               1.48          --
Year ended June 30, 2005                 10.84        (0.11)               0.77               0.66          --
Year ended June 30, 2004                  8.67        (0.13)               2.30               2.17          --
Year ended June 30, 2003                  9.18        (0.09)              (0.42)             (0.51)         --
-----------------------------------------------------------------------------------------------------------------
VALUE FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $12.74         0.04                2.58               2.62       (0.05)
Year ended June 30, 2006                 11.60         0.02                1.12               1.14          --
Year ended June 30, 2005                 10.51        (0.01)               1.10               1.09          --
Year ended June 30, 2004                  8.64        (0.02)               1.89               1.87          --
Year ended June 30, 2003                  8.74        (0.05)              (0.05)             (0.10)         --
INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $12.72         0.10                2.59               2.69       (0.07)
For the period ended June 30, 2006(2)    12.81         0.02               (0.11)             (0.09)         --
-----------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $18.33         0.03(1)             3.07               3.10          --
Year ended June 30, 2006                 15.86        (0.01)(1)            2.48               2.47          --
Year ended June 30, 2005                 15.18         0.02(1)             0.66               0.68          --
Year ended June 30, 2004                 13.39        (0.10)(1)            1.89               1.79          --
Year ended June 30, 2003                 14.22        (0.03)(1)           (0.82)             (0.85)         --
INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $19.05         0.13(1)             3.24               3.37          --
Year ended June 30, 2006                 16.39         0.07(1)             2.59               2.66          --
Year ended June 30, 2005                 15.58         0.12(1)             0.69               0.81          --
Year ended June 30, 2004                 13.65         0.04(1)             1.89               1.93          --
Year ended June 30, 2003                 14.40         0.05(1)            (0.82)             (0.77)         --
ADMINISTRATIVE SHARES
-----------------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $18.66         0.06(1)             3.16               3.22          --
Year ended June 30, 2006                 16.11         0.04(1)             2.51               2.55          --
Year ended June 30, 2005                 15.36         0.06(1)             0.69               0.75          --
Year ended June 30, 2004                 13.51        (0.02)(1)            1.87               1.85          --
Year ended June 30, 2003                 14.30         0.01(1)            (0.82)             (0.81)         --
-----------------------------------------------------------------------------------------------------------------
(1) Based on average shares outstanding.
(2) For the period March 31, 2006, commencement of operations, to June 30,2006.
(3) Not Annualized.
(4) Annualized.
(5) Less than $0.005 per share.

SEE FINANCIAL NOTES

    TO SHAREHOLDERS                                                        RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
                                                                     Net           Ratio of         Ratio of net
      From                                 Net asset               assets,        expenses to        investment
      net         Total                      value,     Total      end of         average net       income/loss
    realized   dividends to   Redemption      end       return     period       assets, net of     to average net
     gains     shareholders    fee (1)     of period     (%)     ($ X 1,000)   reimbursement (%)     assets (%)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
     (0.37)       (0.37)           --        $13.84      14.22    $ 41,830           1.42              (0.67)
        --           --            --         12.48      13.45      37,910           1.44              (0.83)
     (0.50)       (0.50)           --         11.00       6.21      30,059           1.51              (1.07)
        --           --            --         10.84      25.03      29,701           1.53              (1.37)
        --           --            --          8.67      (5.56)     17,821           1.45              (1.12)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        --        (0.05)           --        $15.31      20.63    $ 56,385           1.29               0.37
        --           --            --         12.74       9.83      33,081           1.29               0.15
        --           --            --         11.60      10.37      27,791           1.70              (0.11)
        --           --            --         10.51      21.64      23,871           1.78              (0.23)
        --           --            --          8.64      (1.14)     16,226           1.90              (0.62)
-----------------------------------------------------------------------------------------------------------------
        --        (0.07)           --        $15.34      21.16    $  7,785           0.90               0.78
        --           --            --         12.72      (0.70)(3)     5,436         0.90(4)            0.64(4)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        --           --            --(5)     $21.43      16.91    $ 81,750           1.98               0.15
        --           --            --(5)      18.33      15.57      79,441           2.01              (0.06)
        --           --            --(5)      15.86       4.48      80,384           2.05               0.13
        --           --            --(5)      15.18      13.37      95,625           2.01              (0.60)
        --           --          0.02         13.39      (5.84)    101,846           1.91              (0.26)
-----------------------------------------------------------------------------------------------------------------
        --           --            --(5)     $22.42      17.69    $    414           1.39               0.65
        --           --            --(5)      19.05      16.23         733           1.40               0.38
        --           --            --(5)      16.39       5.20       2,891           1.39               0.75
        --           --            --(5)      15.58      14.14       5,244           1.37               0.25
        --           --          0.02         13.65      (5.21)      6,688           1.26               0.42
-----------------------------------------------------------------------------------------------------------------
        --           --            --(5)     $21.88      17.26    $    961           1.71               0.28
        --           --            --(5)      18.66      15.83       1,385           1.73               0.20
        --           --            --(5)      16.11       4.88       1,566           1.73               0.40
        --           --            --(5)      15.36      13.69       2,142           1.71              (0.11)
        --           --          0.02         13.51      (5.52)      2,059           1.59               0.11
-----------------------------------------------------------------------------------------------------------------

     RATIOS AND SUPPLEMENTAL DATA
----------------------------------
         Ratio of
        expenses to
        average net      Portfolio
     assets, prior to    turnover
     reimbursement (%)   rate (%)
----------------------------------
----------------------------------
           1.42            53.78
           1.44            96.80
           1.51           120.89
           1.53           207.80
           1.58           349.79
----------------------------------
----------------------------------
           1.61            40.28
           1.62            58.32
           1.70           172.95
           1.78           130.18
           1.90           209.72
----------------------------------
           1.14            40.28
           1.26(4)         58.32(3)
----------------------------------
----------------------------------
           1.98            58.74
           2.01            36.77
           2.05            80.36
           2.01            49.16
           1.91            42.05
----------------------------------
           1.39            58.74
           1.40            36.77
           1.39            80.36
           1.37            49.16
           1.26            42.05
----------------------------------
           1.71            58.74
           1.73            36.77
           1.73            80.36
           1.71            49.16
           1.59            42.05
----------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                                      INVESTMENT ACTIVITIES             DIVIDENDS
---------------------------------------------------------------------------------------------------------
                                       Net asset                  Net realized
                                        value,         Net       and unrealized   Total from    From net
                                       beginning   investment     gains/losses    investment   investment
                                       of period   income/loss   on investments   operations     income
---------------------------------------------------------------------------------------------------------
BALANCED FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $12.24         0.19           1.24           1.43        (0.19)
Year ended June 30, 2006                 11.87         0.13           0.37           0.50        (0.13)
Year ended June 30, 2005                 11.35         0.12           0.75           0.87        (0.12)
Year ended June 30, 2004                 10.47         0.06           1.12           1.18        (0.06)
Period ended June 30, 2003(1)            10.00         0.02           0.47           0.49        (0.02)
---------------------------------------------------------------------------------------------------------
INCOME FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $ 9.51         0.39           0.05           0.44        (0.38)
Year ended June 30, 2006                 10.00         0.32          (0.48)         (0.16)       (0.33)
Year ended June 30, 2005                  9.86         0.37           0.15           0.52        (0.38)
Year ended June 30, 2004                 10.28         0.34          (0.40)         (0.06)       (0.36)
Year ended June 30, 2003                  9.62         0.37           0.69           1.06        (0.40)
---------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
STANDARD SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $ 1.00         0.04             --           0.04        (0.04)
Year ended June 30, 2006                  1.00         0.03             --           0.03        (0.03)
Year ended June 30, 2005                  1.00         0.01             --           0.01        (0.01)
Year ended June 30, 2004                  1.00           --(4)          --             --(4)        --(4)
Year ended June 30, 2003                  1.00         0.01             --           0.01        (0.01)
INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------
Year ended June 30, 2007                $ 1.00         0.05             --           0.05        (0.05)
Year ended June 30, 2006                  1.00         0.04             --           0.04        (0.04)
Year ended June 30, 2005                  1.00         0.02             --           0.02        (0.02)
Year ended June 30, 2004                  1.00           --(4)          --             --(4)        --(4)
Year ended June 30, 2003                  1.00         0.01             --           0.01        (0.01)
---------------------------------------------------------------------------------------------------------
(1) For the period December 20, 2002, commencement of operations, to June 30, 2003.
(2) Not Annualized.
(3) Annualized.
(4) Less than $0.005 per share.

SEE FINANCIAL NOTES

TO SHAREHOLDERS                                                            RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
                                                                     Net           Ratio of         Ratio of net
      From                                 Net asset               assets,        expenses to        investment
      net         Total                      value,     Total      end of         average net       income/loss
    realized   dividends to   Redemption      end       return     period       assets, net of     to average net
     gains     shareholders      fee       of period     (%)     ($ X 1,000)   reimbursement (%)     assets (%)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
     (0.18)        (0.37)        --          $13.30      11.81    $ 11,801            1.30              1.45
        --         (0.13)        --           12.24       4.17      11,081            1.30              1.10
     (0.23)        (0.35)        --           11.87       7.76       5,491            1.30              1.07
     (0.24)        (0.30)        --           11.35      11.31       2,804            1.30              0.60
        --         (0.02)        --           10.47       4.87(2)     1,061           1.30(3)           0.41(3)
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        --         (0.38)        --          $ 9.57       4.60    $ 46,765            1.48              3.97
        --         (0.33)        --            9.51      (1.66)     50,321            1.49              3.28
        --         (0.38)        --           10.00       5.34      56,597            1.48              3.66
        --         (0.36)        --            9.86      (0.63)     59,562            1.45              3.28
        --         (0.40)        --           10.28      11.28      69,137            1.37              3.80
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
        --         (0.04)        --          $ 1.00       4.45    $ 73,016            0.95              4.37
        --         (0.03)        --            1.00       3.27      74,260            0.98              3.22
        --         (0.01)        --            1.00       1.21      76,724            1.00              1.19
        --            --(4)      --            1.00       0.10      83,231            0.98              0.10
        --         (0.01)        --            1.00       0.65     104,641            0.93              0.65
-----------------------------------------------------------------------------------------------------------------
        --         (0.05)        --          $ 1.00       4.72    $  9,516            0.69              4.63
        --         (0.04)        --            1.00       3.57       9,901            0.69              3.48
        --         (0.02)        --            1.00       1.53      12,763            0.68              1.55
        --            --(4)      --            1.00       0.41      11,011            0.67              0.41
        --         (0.01)        --            1.00       0.95      10,892            0.63              0.98
-----------------------------------------------------------------------------------------------------------------

TO   RATIOS AND SUPPLEMENTAL DATA
----------------------------------
         Ratio of
        expenses to
        average net      Portfolio
     assets, prior to    turnover
     reimbursement (%)   rate (%)
----------------------------------
----------------------------------
            1.76            99.86
            1.80            89.13
            2.33           109.56
            4.30            98.20
           16.73(3)        140.42(2)
----------------------------------
----------------------------------
            1.48           225.80
            1.49           490.92
            1.48           111.76
            1.45            64.37
            1.37           195.73
----------------------------------
----------------------------------
            0.95              N/A
            0.98              N/A
            1.00              N/A
            0.98              N/A
            0.93              N/A
----------------------------------
            0.69              N/A
            0.69              N/A
            0.68              N/A
            0.67              N/A
            0.63              N/A
----------------------------------

                                                             SEE FINANCIAL NOTES

FINANCIAL NOTES

ORGANIZATION

Citizens Funds (the "trust"), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The trust offers the following funds (individually a "fund," collectively the "funds"):

FUND                                          SHORT NAME
----                                  --------------------------
Citizens Core Growth Fund             Core Growth Fund
Citizens Emerging Growth Fund         Emerging Growth Fund
Citizens Small Cap Core Growth Fund   Small Cap Core Growth Fund
Citizens Value Fund                   Value Fund
Citizens Global Equity Fund           Global Equity Fund
Citizens Balanced Fund                Balanced Fund
Citizens Income Fund                  Income Fund
Citizens Money Market Fund            Money Market Fund

The funds are authorized to issue an unlimited number of shares of beneficial interest with no par value. The Core Growth Fund, Emerging Growth Fund, and Global Equity Fund currently offer three classes of shares: Standard shares, Institutional shares and Administrative shares. The Money Market Fund and Value Fund offer two classes of shares: Standard shares and Institutional shares. The Small Cap Core Growth Fund, Balanced Fund, and Income Fund offer one class of shares: Standard shares. Each class of shares in the funds has identical rights and privileges except with respect to fees paid under class-specific agreements, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

INDEMNIFICATIONS

Under the funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the trust. In addition, in the normal course of business, the funds enter into contracts with their vendors and others that provide for general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

The board of trustees has approved procedures to be used to value each fund's securities for the purpose of determining the fund's net asset value (NAV). Equity securities traded on an exchange are valued at the market price determined as the closing sale or official closing price on that exchange. For securities not traded on an exchange, or if an exchange price is not readily available, securities are valued at a market price determined by independent third-party pricing vendors approved by the funds' valuation committee. The market price for debt obligations is determined by an independent third-party pricing service which uses a matrix, formula or other objective method that considers the effect of market indices, yield curves and other specific adjustments. Short-term securities maturing within 60 days and all securities in the Money Market Fund are valued at amortized cost, unless it is determined that using this method would not reflect a security's fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. If a price for a given security is unavailable or deemed unreliable by the adviser, the market price may be determined using quotations received from one or more brokers that make a market in the security. When such prices or quotations are not available, or when the adviser believes they are unreliable, the funds' valuation committee will value securities using fair value procedures approved by the funds' board of trustees. Fair value procedures may also be used if the adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which a fund's NAV is calculated. The Global Equity Fund uses a fair value model developed by an independent third-party pricing service in its valuation considerations for foreign equity securities on days when there is a specific percentage change in the value of a domestic equity security index. This percentage is determined by the funds' valuation committee.

FINANCIAL NOTES

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

During the period, security transactions were accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date. The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION

The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current rate of exchange. Purchases and sales of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

FOREIGN CURRENCY CONTRACTS

Foreign currency contracts are used to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of foreign currency contracts is determined using the current rate of exchange. There were no foreign currency contracts open at June 30, 2007.

REPURCHASE AGREEMENTS

The funds may acquire repurchase agreements with an entity that is a member bank of the Federal Reserve System and government securities dealers that are on the Federal Reserve Bank of New York's list of primary dealers, collateralized by instruments issued by the U.S. government, its agencies or instrumentalities. The repurchase price generally equals the price paid by a fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. It is the funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the funds under each agreement at its maturity. Collateral subject to repurchase agreements is held by the funds' custodian. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the funds may be delayed or limited.

RESTRICTED SECURITIES

The funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration, or to the public, if the securities are registered under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and the prompt sale at an acceptable price may be difficult.

REDEMPTION FEE

The Global Equity Fund charges a redemption fee of 2% (paid to the fund) with respect to shares of the fund redeemed or exchanged within 60 days of purchase. The fee does not apply to shares purchased through the reinvestment of dividends or other distributions, redemptions by the fund of accounts with below minimum balances, redemptions due to shareholder death or disability, or certain omnibus accounts or retirement plans. For the years ended June 30, 2007 and June 30, 2006, the Global Equity Fund collected $1,940 and $4,572 respectively, in redemption fees. These fees are included in the "change in net assets from capital transactions" amounts in the Statements of Changes in Net Assets.

DIVIDENDS TO SHAREHOLDERS

The Core Growth Fund, Emerging Growth Fund, Small Cap Core Growth Fund, Value Fund, and Global Equity Fund declare and distribute dividends from net investment income, if any, to shareholders annually. The Balanced Fund declares and distributes dividends from net investment income to shareholders quarterly. The Income Fund declares and distributes dividends from net investment income to shareholders monthly. Dividends from net investment income for the Money Market Fund are declared daily and paid monthly. The funds' net realized gains, if any, are distributed to shareholders at least annually.

Additional dividends may also be paid to the funds' shareholders to the extent necessary to avoid federal excise tax on certain undistributed income and net realized gains. The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to capital; temporary differences do not require reclassification.

FINANCIAL NOTES

FEDERAL INCOME TAX

Each fund is a separate taxable entity for federal tax purposes. Each fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and distributes substantially all of its taxable net investment income and net realized gains, if any, to its shareholders.

FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE

Citizens Advisers, Inc. (the "adviser") serves as adviser to each of the funds. Under the terms of the management contract, the adviser is paid a fee that is computed daily based on an annual rate for each fund's average daily net assets. Those rates are as follows:

FUND                         FEE RATE
----                         --------
Core Growth Fund               0.50%
Emerging Growth Fund           1.00%
Small Cap Core Growth Fund     0.50%
Value Fund                     0.70%
Global Equity Fund             1.00%
Balanced Fund                  0.65%
Income Fund                    0.65%
Money Market Fund              0.35%

Dwight Asset Management Company serves as the subadviser for the Income Fund. For its services, the subadviser receives a fee computed daily based on an annual rate of 0.25% of the fund's average daily net assets. The fee is paid by the adviser.

DISTRIBUTION FEE

Citizens Securities, Inc. (the "distributor") is a wholly owned subsidiary of the adviser and serves as the funds' distributor. Pursuant to Rule 12b-1 under the 1940 Act, the trust's shareholders have adopted a separate distribution plan with respect to the funds' Standard and Administrative shares pursuant to which the funds, except the Money Market Fund, compensate the distributor for services in an amount equal to 0.25% per annum of average annual net assets represented by such shares.

ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES

The adviser, with whom certain officers and a trustee are affiliated, performs administrative duties for the trust under a separate administrative contract, which provides for the reimbursement of out-of-pocket expenses as well as fees for services rendered. In accordance with the terms of the administrative contract, fees are accrued daily based on average daily net assets of each fund at the annual rate of 0.15%. In addition, Citizens Advisers provides a number of administrative services to the trust, relating primarily to shareholder services and communications, and is paid an account fee and is reimbursed for out-of-pocket expenses as well, for providing such services and communications for each of the individual funds with the exception of the Core Growth Fund, Standard shares. The Core Growth Fund, Standard shares may be charged a shareholder service fee of up to 0.35% based on the average daily net assets of the class. For the year ended June 30, 2007, a fee of 0.25% was charged.

TRANSFER AGENCY, FUND ACCOUNTING AND CUSTODY

BISYS Fund Services Ohio, Inc. provides transfer agency and fund accounting services to the funds pursuant to certain fee arrangements. As transfer agent for the funds, BISYS is paid a fee based on the number of funds and shareholder accounts, other service fees, and is reimbursed for out-of-pocket expenses as well. Transfer agent expenses also include the cost of services rendered by third parties to provide sub-transfer agency services. As fund accountant for the funds, BISYS is paid a fee based on assets (ranging from 0.0125% -- 0.035%) and the number of share classes per fund, subject to certain minimums, other service fees, and is reimbursed for out-of-pocket expenses as well. Fifth Third Bank acts as a custodian for the funds and is paid a fee based on the funds' assets and other transaction based fees, subject to certain minimums. Custody expenses may be incurred or offset from fees or credits arising from cash balances maintained on deposit. There were no custody credits received for the period ended June 30, 2007.

FINANCIAL NOTES

SUBSEQUENT EVENTS

On May 2, 2007, BISYS Group, Inc., the parent of BISYS Fund Services Ohio, Inc. (BISYS Fund Services) announced that it had entered into a definitive agreement to be acquired by Citi. The transaction closed effective August 1, 2007, at which time BISYS Fund Services changed its name to Citi Fund Services Ohio, Inc.

TRUSTEE FEES

All of the officers and one of the trustees of the trust are "interested persons," as defined in the 1940 Act, of the adviser. Currently, each trustee who is not an "interested person" receives an annual retainer of $12,000 and $1,250 for each day's attendance at a trustee meeting. The independent trustees include a chair of the board, who receives an additional annual retainer of $5,000; and an audit committee chair, social responsibility committee chair, and nominating committee chair who each receive an additional annual retainer of $2,500.

ALLOCATIONS

Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionately among various or all funds within the trust in relation to the net assets of each fund or on another reasonable basis. Expenses specific to a class of shares are charged to that class.

FEE REDUCTIONS AND REIMBURSEMENTS

For the period ended June 30, 2007, the adviser limited the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, for certain funds to the extent they exceeded the following limits:

FUND                                EXPENSE LIMITATION
----                                ------------------
Value Fund - Standard shares               1.29%
Value Fund - Institutional shares          0.90%
Balanced Fund - Standard shares            1.30%

Expense limitations for the Value Fund Standard shares and Institutional shares listed above are contractual. The adviser may recoup the investment management fees waived or limited and other expenses reimbursed by it within three years from the fiscal year in which they were waived/reimbursed. Such repayments may be made twice monthly, but in no event less frequently than semi-annually, but only to the extent that such repayments would not cause annualized operating expenses of the Value Fund to exceed any expense limitation. As of June 30, 2007, the amount that may potentially be recouped by the adviser from the Value Fund is $44,181 expiring on June 30, 2009 and $154,113 expiring on June 30, 2010.

The Balanced Fund expense limitation listed above is voluntary, may be removed by the adviser at any time and is not subject to recoupment in subsequent fiscal periods.

INVESTMENT TRANSACTIONS

The following summarizes purchases and sales of investment securities, other than short-term investments and U.S. Government securities, by fund for the year ended June 30, 2007:

FUND                           PURCHASES        SALES
----                         ------------   ------------
Core Growth Fund             $442,301,039   $481,344,072
Emerging Growth Fund           80,161,051     93,167,766
Small Cap Core Growth Fund     19,790,474     21,628,694
Value Fund                     38,305,279     19,239,334
Global Equity Fund             45,785,023     54,947,983
Balanced Fund                  11,123,678     11,011,385
Income Fund                    40,480,753     44,054,205

The following summarizes purchases and sales of U.S. Government securities by fund for the period ended June 30, 2007:

FUND                          PURCHASES       SALES
----                         -----------   -----------
Balanced Fund                $    98,859   $        --
Income Fund                   64,391,868    66,820,044

FINANCIAL NOTES

FEDERAL INCOME TAX INFORMATION

At June 30, 2007 the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                              NET UNREALIZED
                                            TAX UNREALIZED   TAX UNREALIZED    APPRECIATION/
FUND                           TAX COST      APPRECIATION     DEPRECIATION     DEPRECIATION
----                         ------------   --------------   --------------   --------------
Core Growth Fund             $272,686,865     $37,250,063     $(5,436,780)     $31,813,283
Emerging Growth Fund          133,744,359      50,556,803      (2,737,073)      47,819,730
Small Cap Core Growth Fund     31,981,171      10,226,402        (732,891)       9,493,511
Value Fund                     55,920,046      10,533,337        (563,429)       9,969,908
Global Equity Fund             65,920,501      19,096,201        (519,167)      18,577,034
Balanced Fund                  11,315,518         757,001        (212,745)         544,256
Income Fund                    49,645,909          69,583        (647,308)        (577,725)
Money Market Fund              80,737,545              --              --               --

The tax character of dividends paid by the funds during the past two fiscal years were as follows:

                               DIVIDENDS PAID FROM
                             -----------------------
                                           NET LONG                   TAX
                                             TERM         TOTAL      RETURN      TOTAL
                              ORDINARY      CAPITAL      TAXABLE       OF      DIVIDENDS
                               INCOME        GAINS      DIVIDENDS   CAPITAL     PAID(1)
                             ----------   ----------   ----------   -------   ----------
FISCAL YEAR ENDED 2007
Core Growth Fund             $  271,256   $       --   $  271,256     $--     $  271,256
Small Cap Core Growth Fund           --    1,113,792    1,113,792      --      1,113,792
Value Fund                      189,446           --      189,446      --        189,446
Balanced Fund                   165,641      160,217      325,858      --        325,858
Income Fund                   1,890,990           --    1,890,990      --      1,890,990
Money Market Fund             3,782,046           --    3,782,046      --      3,782,046

FISCAL YEAR ENDED 2006
Balanced Fund                $   80,205   $       --   $   80,205     $--     $   80,205
Income Fund                   1,841,782           --    1,841,782      --      1,841,782
Money Market Fund             2,696,630           --    2,696,630      --      2,696,630

As of June 30, 2007, the components of accumulated earnings/(deficit) on a tax basis for the funds were as follows:

                                                                                                    UNREALIZED         TOTAL
                        UNDISTRIBUTED   UNDISTRIBUTED                               ACCUMULATED    APPRECIATION/    ACCUMULATED
                           ORDINARY       LONG-TERM     ACCUMULATED   DIVIDENDS      CAPITAL &     DEPRECIATION      EARNINGS/
                            INCOME      CAPITAL GAINS     EARNINGS    PAYABLE(1)    OTHER LOSSES        (2)           DEFICIT
                        -------------   -------------   -----------   ----------   -------------   -------------   -------------
Core Growth Fund           $     --       $       --    $       --    $      --    $  (3,961,031)   $31,813,283    $  27,852,252
Emerging Growth Fund             --               --            --           --     (155,779,562)    47,819,730     (107,959,832)
Small Cap Core Growth
   Fund                     323,849        1,304,002     1,627,851           --               --      9,493,511       11,121,362
Value Fund                   69,244               --        69,244           --       (2,146,633)     9,969,908        7,892,519
Global Equity Fund           43,196               --        43,196           --     (112,523,485)    18,577,418      (93,902,871)
Balanced Fund               588,701          282,961       871,662      (34,131)              --        544,256        1,381,787
Income Fund                 152,601               --       152,601     (147,158)      (6,608,101)      (577,725)      (7,180,383)
Money Market Fund           307,773               --       307,773     (306,023)         (38,500)            --          (36,750)

(1) Total dividends payable and paid may differ from the amount reported in the Statements of Assets and Liabilities and Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(2) The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2007, the funds had the following net capital loss carryforwards, which are available to offset future realized gains:

                           AMOUNT      EXPIRES      AMOUNT     EXPIRES      AMOUNT     EXPIRES    AMOUNT    EXPIRES
                        ------------   -------   -----------   -------   -----------   -------   --------   -------
Core Growth Fund        $         --       --    $ 3,961,031     2011    $        --       --    $     --       --
Emerging Growth Fund     116,147,198     2010     36,170,306     2011      3,462,058     2013          --       --
Value Fund                        --       --             --       --      2,146,633     2012          --       --
Global Equity Fund(1)     88,646,020     2010      9,283,310     2011     14,198,702     2012          --       --
Income Fund                  638,367     2010      4,606,423     2011        438,112     2014     900,616     2015
Money Market Fund              9,049     2009             --       --         29,451     2014          --       --

(1) Included in the above are the following amounts which are subject to certain limitations on availability, to offset future net capital gains, if any, as the successor of a merger: $24,611 expiring in 2010, $345,833 expiring in 2011.

Net capital losses incurred after October 31, 2006, and within the taxable year are deemed to arise on the first business day of each fund's next taxable year. For the year ended June 30, 2007, the Global Equity Fund deferred to July 1, 2007 post October currency losses of $395,453, and the Income Fund deferred to July 1, 2007 post October capital losses of $24,583.

FINANCIAL NOTES

NEW ACCOUNTING PRONOUNCEMENTS

In September 2006 the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements. As of June 30, 2007, the funds do not believe the adoption of SFAS No. 157 will significantly impact the financial statement amounts, however; additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In July 2006, FASB issued FASB Interpretation No. 48 - "Accounting for Uncertainty in Income Taxes," which requires for all entities, including pass-through entities such as the funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is required no later than the last business day of the first financial statement reporting for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of this interpretation to the funds.

SUPPLEMENTAL INFORMATION (UNAUDITED)

FEDERAL TAX INFORMATION

For the fiscal year ended June 30, 2007, $59,356, $189,446 and $36,993 of dividends paid by the Core Growth Fund, Value Fund and Balanced Fund, respectively, may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2007 Form 1099-DIV. For the tax year ended June 30, 2007, 100%, 100% and 22.23% of income dividends paid by the Core Growth Fund, Value Fund and Balanced Fund, respectively, qualify for the dividends received deduction available to corporations.

PORTFOLIO HOLDINGS DISCLOSURE

Each fund, except the Money Market Fund, posts its full portfolio holdings monthly, with a 30-day lag, on www.citizensfunds.com. The portfolio holdings are posted within approximately five business days after month end. The funds' portfolio holdings will remain available until the following month's information is posted.

In addition, each fund's, except the Money Market Fund's, top ten portfolio holdings in order of position size and as a percentage of the total portfolio as well as sector breakdowns and portfolio characteristics are available quarterly, within approximately fifteen business days after quarter end on www.citizensfunds.com. Each fund's top ten portfolio holdings, sector breakdown and portfolio characteristics remain available until the following quarter's information is posted.

Details of the funds' portfolio holdings disclosure policies and procedures, including a discussion of any exceptions, are contained in the funds' SAI.

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year within 60 days of such quarters' end on Form N-Q. You can receive a copy of the fund's Form N-Q without charge by calling 800.223.7010 or by visiting the website at www.citizensfunds.com. Each funds' Form N-Q is also available through a variety of methods. You can:

-    find it on the EDGAR Database of the SEC internet site at www.sec.gov

- have copies sent to you (after paying a copying fee) by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov

- view and copy it in person at the SEC's Public Reference Room in Washington D.C.; for more information call 202.942.8090.

SUPPLEMENTAL INFORMATION (UNAUDITED)

TABLE OF SHAREHOLDER EXPENSES

As a shareholder of the funds, you may incur two types of costs: (1) redemption fees (for Global Equity Fund only) and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

ACTUAL EXPENSES

The table on the page opposite provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table on the page opposite also provides information about hypothetical account values and hypothetical expenses based on each fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and other individual shareholder fees mentioned in the prospectus. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   JUNE 30, 2007

                                                           EXPENSES        ANNUALIZED
                                 BEGINNING     ENDING    PAID DURING     EXPENSE RATIO
                                  ACCOUNT     ACCOUNT     PERIOD (1)   DURING THE PERIOD
                                   VALUE       VALUE     01/01/07 --      01/01/07 --
                                  01/01/07    06/30/07     06/30/07         06/30/07
                                 ---------   ---------   -----------   -----------------
CORE GROWTH FUND
Standard -- actual               $1,000.00   $1,091.60      $ 7.73           1.49%
Standard -- hypothetical          1,000.00    1,017.41        7.45           1.49%
Institutional -- actual           1,000.00    1,095.50        4.00           0.77%
Institutional -- hypothetical     1,000.00    1,020.98        3.86           0.77%
Administrative -- actual          1,000.00    1,093.80        5.61           1.08%
Administrative -- hypothetical    1,000.00    1,019.44        5.41           1.08%

EMERGING GROWTH FUND
Standard -- actual               $1,000.00   $1,111.90      $ 9.74           1.86%
Standard -- hypothetical          1,000.00    1,015.57        9.30           1.86%
Institutional -- actual           1,000.00    1,114.40        7.29           1.39%
Institutional -- hypothetical     1,000.00    1,017.90        6.95           1.39%
Administrative -- actual          1,000.00    1,114.00        8.07           1.54%
Administrative -- hypothetical    1,000.00    1,017.16        7.70           1.54%

SMALL CAP CORE GROWTH FUND
Standard -- actual               $1,000.00   $1,123.40      $ 7.53           1.43%
Standard -- hypothetical          1,000.00    1,017.70        7.15           1.43%

VALUE FUND
Standard -- actual               $1,000.00   $1,093.60      $ 6.70           1.29%
Standard -- hypothetical          1,000.00    1,018.40        6.46           1.29%
Institutional -- actual           1,000.00    1,095.70        4.68           0.90%
Institutional -- hypothetical     1,000.00    1,020.33        4.51           0.90%

GLOBAL EQUITY FUND
Standard -- actual               $1,000.00   $1,084.00      $10.08           1.95%
Standard -- hypothetical          1,000.00    1,015.12        9.74           1.95%
Institutional -- actual           1,000.00    1,087.80        6.99           1.35%
Institutional -- hypothetical     1,000.00    1,018.10        6.76           1.35%
Administrative -- actual          1,000.00    1,085.30        8.53           1.65%
Administrative -- hypothetical    1,000.00    1,016.61        8.25           1.65%

BALANCED FUND
Standard -- actual               $1,000.00   $1,063.50      $ 6.65           1.30%
Standard -- hypothetical          1,000.00    1,018.35        6.51           1.30%

INCOME FUND
Standard -- actual               $1,000.00   $1,002.80      $ 7.20           1.45%
Standard -- hypothetical          1,000.00    1,017.60        7.25           1.45%

MONEY MARKET FUND
Standard -- actual               $1,000.00   $1,021.90      $ 4.61           0.92%
Standard -- hypothetical          1,000.00    1,020.23        4.61           0.92%
Institutional -- actual           1,000.00    1,023.10        3.46           0.69%
Institutional -- hypothetical     1,000.00    1,021.37        3.46           0.69%

(1) Expenses equal the average account value times the fund's annualized expense ratio multiplied by 181/365 (to reflect the one-half year period).

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD APPROVAL OF INVESTMENT
MANAGEMENT AGREEMENT

The trustees unanimously approved the continuance of the management agreement with respect to each fund at a meeting held on May 30, 2007. This approval was based on the following conclusions:

(i) that the adviser has the capabilities, resources and personnel necessary to provide the advisory services currently provided to each fund; and

(ii) that the advisory fees paid by each fund represent reasonable compensation to the adviser in light of the services provided, the costs to the adviser of providing those services, the fees paid by similar funds, and such other matters as the trustees considered relevant in the exercise of their reasonable judgment, and represent an appropriate sharing at the present time between fund shareholders and the adviser of any economies of scale in the management of each fund at current asset levels.

In advance of the meeting, the independent trustees, through their independent legal counsel, submitted to the adviser a written request for information in connection with their consideration of the funds' management agreements. The requested information was provided by the adviser in advance of and at the board meeting. In preparation for the board meeting, the independent trustees met with their counsel to discuss the proposed continuance of the funds' management agreements and received a memorandum from their counsel outlining the legal standards and certain other considerations relevant to their deliberations.

In reaching these conclusions, the trustees considered all factors they believed relevant, including (i) information comparing the performance of each fund to other investment companies with similar investment objectives and to an index;
(ii) the nature, extent and quality of investment services rendered by the adviser; (iii) payments received by the adviser from all sources in respect of each fund; (iv) the costs borne by, and profitability of, the adviser in providing services to each fund; (v) comparative fee and expense data for each fund and other investment companies with similar investment objectives; (vi) the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect these economies of scale for the benefit of fund shareholders; (vii) information about "revenue sharing" arrangements that the adviser enters into in respect of the funds; (viii) fall-out benefits which the adviser receives from its relationship to the funds; (ix) information about fees charged by the adviser to other clients with similar investment objectives; (x) the professional experience and qualifications of each fund's portfolio management team; and (xi) the terms of the management agreement.

The adviser has informed the board that it is considering a sale of its investment advisory business. At the meeting, the board received a progress report from the adviser on the status of the possible sale. In its consideration of the selection of the adviser, the board took into account the possible sale and the potential impact of a possible sale on portfolio management, shareholder services, retention of personnel of the adviser, and the funds' fees and expenses. The trustees noted that any sale of the adviser's business would result in the termination of the funds' existing management agreements and that new management agreements that would take effect upon such a sale would be subject to board and shareholder approval.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each fund.

In voting to renew the funds' management agreement with the adviser, the board also considered the adviser's compliance program and record, its implementation by the adviser as well as its effectiveness and noted with approval the strong ethical compliance culture at the adviser. The board also noted the adviser's recent allocation of additional portfolio management personnel to certain funds. The trustees noted that pursuant to the management agreement, the adviser, subject to the direction of the board, is responsible for providing advice and guidance with respect to the funds and for managing the investment of the assets of each fund. With the exception of the Income Fund, the adviser provides the day-to-day portfolio management of the funds, including making purchases and sales of portfolio securities consistent with each fund's investment objective and policies. The adviser oversees the activities of the subadviser it has engaged to provide the day-to-day portfolio management of the Income Fund. The trustees noted that the services required to be provided had expanded over time as a result of regulatory and other developments. The trustees cited, by way of example, the enhanced obligations involving the adviser's and the funds' compliance programs and the substantial commitment of time and resources that the adviser had made in this area. The trustees concluded that, overall, they were satisfied with the nature, extent and

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD APPROVAL OF INVESTMENT
MANAGEMENT AGREEMENT (CONT.)

quality of services provided to the funds under the management agreement.

The board reviewed the information concerning the costs of services provided and the profitability to the adviser of its advisory relationship with the funds, along with a description of the methodology used by the adviser in preparing the profitability information. The board considered the cost to the adviser of its services to each fund and what it is a fair entrepreneurial profit for managing each fund. The board noted that there appeared to be a reasonable basis for the methodology underlying the adviser's profitability analysis and that the profitability with respect to each fund did not appear to be excessive.

The trustees considered that the adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the funds' purchases and sales of investment securities. It was noted that during the course of the year the trustees had received presentations from the adviser about its trading practices and brokerage arrangements, including its policies with respect to soft dollar arrangements. The trustees also considered that the adviser receives administrative and shareholder service fees from the funds and that Citizens Securities, Inc., an affiliate of the adviser, receives 12b-1 fees from the funds. In addition, the board considered certain aggregate benefits, other than fees, that the adviser receives by virtue of its relationship with each fund.

In considering performance, the trustees reviewed detailed comparative performance information for each fund and considered information showing performance of each fund versus one or more selected securities indices over the one-, three-, five- and ten-year periods ended March 31, 2007 (or those relevant periods in which the applicable fund existed) and each fund's Lipper ranking among like funds. The comparative information showed that: the Core Growth Fund underperformed the applicable indices for the one-, three-, five- and ten-year periods; the Emerging Growth Fund underperformed the applicable index for the one-, three- and five-year periods and outperformed the index for the ten-year period; the Small Cap Core Growth Fund underperformed the applicable index for the one-, three- and five-year periods, but outperformed the index for the since inception period; the Value Fund outperformed the applicable index for the one- and three-year periods, but underperformed the index for the five- and ten-year periods; the Global Equity Fund underperformed the applicable index for the one-, three-, five- and ten-year periods; the Balanced Fund underperformed the blended index for the one- and three-year periods; the Income Fund underperformed the applicable index for the one-, three-, five- and ten-year periods; and the Money Market Fund's seven and thirty day yields were slightly lower than the average seven and thirty day yields of a comparable universe of funds.

The trustees considered the recent changes made by the adviser in the portfolio management teams of the Core Growth and Balanced Funds and the enhancement of the investment process of each fund. They noted the improved performance of each fund since the changes had been implemented in that each of these funds outperformed their respective indices for the three-month period ended March 31, 2007. The trustees considered the Value Fund's strong one- and three-year performance, and noted that the fund had been subadvised for a portion of the five- and ten-year periods. With respect to the Global Equity Fund, the trustees considered the adviser's one-year tenure as the in-house portfolio manager of the fund and noted an improvement in the fund's Lipper ranking. With respect to the Income Fund, the trustees considered the adviser's engagement of a subadviser, Dwight Asset Management Company, to manage the fund. With respect to the Money Market Fund, the trustees considered the effect of the relatively small size of the fund and the information presented by the adviser to the effect that the fund was managed in a very conservative fashion.

The board considered the advisory fee rate paid by each fund to the adviser under the management agreement. The board reviewed reports detailing each fund's management fee, administration fee, total management and administration fees and total expense levels. The board also reviewed the funds' fees and expense ratios versus a universe made up of funds with the same Lipper investment classification and objective (Lipper universe), a smaller group of comparable funds selected by Lipper (Lipper peer group), and certain comparable SRI funds. The trustees recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by comparable mutual funds. The board also reviewed information concerning the fees paid by other accounts managed by the adviser. It was noted that the adviser was not managing any accounts with similar investment objectives to the funds.

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Lipper comparative information showed that: the Core Growth Fund's management fee, administration fee, total management and administration fees and total expenses were equal to or below the Lipper universe and peer group medians (except that total expenses for Standard Class shares were above the median). The trustees noted that the Emerging Growth Fund's administration fee was equal to the Lipper universe and peer group median, while the fund's management fee, total management and administration fees and total expenses were higher than the medians. They further noted that the Emerging Growth Fund's fees and expense ratio were reasonable in light of the nature, extent and quality of the services the fund receives and the other factors considered. The trustees noted that the Small Cap Core Growth Fund's management fee, administration fee, total management and administration fees and total expenses were equal to or below the Lipper universe and peer group medians. The trustees noted that the Value Fund's administration fee, total management and administration fees and total expenses were equal to or below the Lipper universe and peer group medians, while the fund's management fee was slightly higher than the medians (except that the total management and administration fees were higher than the Lipper universe median). The trustees further noted that the fund's total expenses had been reduced as a result of the adviser's contractual agreement to limit the fees and expenses of the fund. The trustees noted that the Global Equity Fund's management fee, administration fee, total management and administration fees and total expenses were higher than the Lipper universe and peer group medians. The trustees concluded that the fund's fees and expense ratio were reasonable in light of the nature, extent and quality of the services the fund receives and the other factors considered. It was noted that the Balanced Fund's management fee was equal to or less than the Lipper medians and the fund's administration fee and total management and administration fees were below the Lipper peer group medians. The trustees further noted that the fund's administration fee and total management and administration fees were higher than the Lipper universe medians and that the total expenses were equal to or higher than the Lipper medians. They noted that the Income Fund's management fee, administration fee, total management and administration fees and total expenses were higher than the Lipper peer group and universe medians. The trustees had a detailed discussion regarding the fund and noted that while the fund's fees and expense ratio were high, cutting fees at this time would be incompatible with the decision to hire a subadviser for the fund.

The trustees concluded that the Income Fund's fees and expense ratio were reasonable in light of the nature, extent and quality of the services the fund receives and the other factors considered. They noted that the Money Market Fund's management fee, administration fee, total management and administration fees and total expenses were equal to or higher than the Lipper universe and peer group medians. The trustees concluded that the fund's fees and expense ratio were reasonable in light of the size of the fund.

The board next considered, in light of current asset levels and current circumstances, whether breakpoints in the fee structure for each fund were appropriate, and determined that the fund's current fee structure was appropriate.

Based on the above factors, the board voted to renew each fund's management agreement with the adviser for an additional one-year period.

THE FUNDS' TRUSTEES AND OFFICERS

A board of trustees oversees and monitors the management of the trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day-to-day operations of the trust. The tables on the following pages show the trustees and officers of the funds as of June 30, 2007.

The trustees in the second table (independent trustees) are not considered interested persons and have no affiliation with the funds' adviser or distributor. The third table lists fund officers who are not trustees. All of these officers are considered interested persons.

The term of office for each trustee is eight years, except that Sophia Collier has an open-ended term. Each trustee is a trustee for eight funds within the Citizens Funds complex, and no trustee is currently a trustee or director for any other mutual fund or company. Except as noted on the following page, the address for each trustee and officer in connection with their fund duties is One Harbour Place, Suite 400, Portsmouth, NH 03801.

SUPPLEMENTAL INFORMATION (UNAUDITED)

AFFILIATED TRUSTEE

                               POSITIONS(S) WITH
                          FUNDS AND DATE OF ELECTION
NAME AND AGE                    OR APPOINTMENT           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------              --------------------------   ----------------------------------------------
Sophia Collier(1)         Trustee since 10/91          Portfolio Manager, Citizens Funds, since 3/95.
51                        President 1991-1998 and      Majority Owner and Chair of Board of
                          since 8/02, Chair of Board   Directors, Citizens Advisers, Inc., since
                          1/02-8/02                    12/91. President, Citizens Advisers, Inc.,
                                                       and Citizens Securities, Inc., 12/91-9/98
                                                       and since 7/02. Chair of the Board of
                                                       Directors, Citizens Securities, Inc., since
                                                       12/91. President, Northpoint Technology,
                                                       Ltd., 1/97-6/02. Chair of the Board of
                                                       Directors, Northpoint Technology, Ltd.,
                                                       since 6/02.

INDEPENDENT TRUSTEES

                               POSITIONS(S) WITH
                          FUNDS AND DATE OF ELECTION
NAME AND AGE                    OR APPOINTMENT           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------              --------------------------   ----------------------------------------------
Walter D. Bristol, Jr.    Trustee since 5/01           Retired; formerly Executive Vice President
57                        Chair since 8/04             for Corporate Operations and Chief
                          Vice Chair 8/02-8/04         Financial Officer, American Heart
                                                       Association, 5/96-12/06.

Jeannie H. Diefenderfer   Trustee since 5/01           Vice President, Verizon Business, since
46                                                     1/06. Senior Vice President, Verizon, 8/04-
                                                       12/05. Vice President, Verizon, 8/01-7/02.

Pablo S. Eisenberg        Trustee since 12/99          Senior Fellow, Public Policy Institute,
75                                                     Georgetown University, since 6/98.

Orlando Hernandez         Trustee since 8/01           Retired; formerly Vice President of Finance,
60                                                     Texas Instruments, 5/76-4/01.

Martha S. Pope            Trustee since 12/99          Trustee, National Park Foundation, since 8/00.
62                        Chair 8/02-8/04              Trustee, Hofstra University, since 6/00.

Henry L.P. Schmelzer      Trustee since 11/05          President and CEO, Maine Community
64                                                     Foundation, since 2/00. Director, Maine
                                                       Bank & Trust, since 9/95. Trustee, Fisher
                                                       Charitable Foundation, since 9/01.

(1) Sophia Collier is an interested person of the funds by virtue of her position with the funds' investment adviser.

OFFICERS WHO ARE NOT TRUSTEES

                               POSITIONS(S) WITH
                          FUNDS AND DATE OF ELECTION
NAME AND AGE                    OR APPOINTMENT           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------              --------------------------   ----------------------------------------------
Robert Silva              Assistant Treasurer since    Assistant Vice President, Citizens Advisers,
41                        2/07                         Inc., since 1/07. Director, Citizens Advisers,
                                                       Inc., 9/05-1/07. Senior Fund Administrator,
                                                       Citizens Advisers, Inc., 5/02-9/05.

Marcia Kovalik            Chief Compliance Officer     General Counsel, Citizens Advisers, Inc.,
44                        since 8/04                   since 1/07. Vice President, Citizens Advisers,
                          Secretary since 5/03         Inc., 4/03-12/06. Counsel, Citizens Advisers,
                                                       Inc., 2/01-4/03.

The funds' statement of additional information includes additional information about the trustees and officers and is available, without charge, by calling 800.223.7010.

SHAREHOLDER SERVICES (UNAUDITED)

At Citizens Funds, we want our investors to know how much we value their business. That's why we offer a comprehensive range of services that includes everything from highly trained shareholder service representatives to an informative website.

EXCHANGES BETWEEN CITIZENS FUNDS*

You can move your money from any one of our funds to another.

RETIREMENT INVESTING

You have the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.

AUTOMATIC INVESTMENT PLAN

You can invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

UNPARALLELED CUSTOMER SERVICE

Our representatives are well trained professionals whose goal is to satisfy your request during the first phone call. Representatives are available from 9 AM to 6 PM (ET) Monday -- Friday at 800.223.7010.

WWW.CITIZENSFUNDS.COM

Citizens Funds' website offers daily fund prices and monthly performance updates, fund and manager profiles, the funds' prospectus and applications, shareholder activism updates, online account access and transactions and much more.

INTELLIGENT COMMUNICATIONS

Citizens Funds was a pioneer of the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications.

PROXY VOTING

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities and a copy of the funds' voting record for the 12-month period ended June 30, 2007 are available on-line at www.citizensfunds.com without charge, or upon request, by calling 800.223.7010, or on the SEC's website at www.sec.gov.

* Citizens Global Equity Fund charges a redemption fee of 2% on shares redeemed or exchanged within 60 days of purchase.

NOTES

                              (CITIZENS FUNDS LOGO)

TRUSTEES
Walter D. Bristol, Jr.
Sophia Collier
Jeannie H. Diefenderfer
Pablo S. Eisenberg
Orlando Hernandez
Martha S. Pope
Henry L.P. Schmelzer

MANAGER
Citizens Advisers, Inc.
One Harbour Place
Suite 400
Portsmouth, NH 03801
800.223.7010
603.436.5152

DISTRIBUTOR
Citizens Securities, Inc.
One Harbour Place
Suite 400
Portsmouth, NH 03801
800.223.7010
603.436.5152

CUSTODIAN
Fifth Third Bank
Cincinnati, OH 45263

TRANSFER AND ACCOUNTING AGENT
Citi Fund Services Ohio, Inc.
Columbus, OH 43219

LEGAL COUNSEL
Bingham McCutchen LLP
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Columbus, OH 43215

(CO-OP AMERICA LOGO)
APPROVED FOR PEOPLE AND PLANET

Citizens Funds are distributed by Citizens Securities, Inc., Portsmouth, NH 03801 and are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments' FundsNetwork(R).

Citizens Funds(R) is a trademark of Citizens Advisers, Inc.

This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus.

PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF CITIZENS FUNDS CAREFULLY BEFORE INVESTING. FOR THIS AND OTHER INFORMATION, PLEASE VISIT WWW.CITIZENSFUNDS.COM OR CALL 800.223.7010 FOR A FREE PROSPECTUS AND READ IT CAREFULLY BEFORE INVESTING.

(C) 2007 CITIZENS ADVISERS, INC.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is filed as an exhibit to the registrant's Form N-CSR.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Walter D. Bristol, Jr. and Orlando Hernandez, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Messrs. Bristol and Hernandez are both "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Board of Trustees has appointed PricewaterhouseCoopers ("PWC") to serve as independent accountants to the series of the registrant.

     (a) Audit Fees. For the fiscal years ended June 30, 2006 and June 30, 2007, PWC billed audit fees to the registrant in the amount of $124,000 and $127,750, respectively.

     (b)  Audit Related Fees. None

     (c) Tax Fees. For the fiscal years ended June 30, 2006 and June 30, 2007, PWC billed tax fees to the registrant in the amount of $33,855 and $31,060, respectively. The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

     (d)  All Other Fees. None.

     (e)  (1)  The full audit committee pre-approves the following:

          - all audit and permitted non-audit services to be provided the Funds, and

          - all permitted non-audit services to be provided by the Funds' independent accountant to the adviser and to entities controlling, controlled by or under common control with the adviser that provide ongoing services to the Funds, if the services relate directly to the operations and financial reporting of the Funds, except that de minimis non-audit services, may, to the extent permitted by applicable law, be approved prior to completion of the audit, and except that pre-approval is not required where the services would not need to be pre-approved pursuant to applicable rules and regulations.

     (e) (2) For the fiscal years ended June 30, 2006 and June 30, 2007, 100% of all fees in paragraph (b) through (d) of this Item were approved by the audit committee.

     (f)  Not Applicable.

     (g)  Not Applicable.

     (h)  Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

A schedule of investments for each series of the registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a)The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant of Form N-CSR is (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii)recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) A code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) A certification of each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) is attached hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Citizens Funds


By (Signature and Title)* /s/ Sophia Collier
                          -------------------------------------
                          President
Date August 24, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Sophia Collier, President
                          -------------------------------------
Date August 24, 2007


By (Signature and Title)* /s/ Robert Silva, Assistant Treasurer
                          -------------------------------------
Date August 24, 2007

* Print the name and title of each signing officer under his or her signature.